SEC. File Nos. 333-178936

811-22656

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 8

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 10

AMERICAN FUNDS PORTFOLIO SERIES

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Steven I. Koszalka, Secretary

American Funds Portfolio Series

6455 Irvine Center Drive

Irvine, California 92618-4518

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on January 1, 2015, pursuant to paragraph (b) of Rule 485.

American Funds Portfolio SeriesSM Prospectus January 1, 2015

	Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
American Funds Global Growth PortfolioSM	PGGAX	PGGBX	GGPCX	PGGFX	PGWFX	CPGAX	CGGBX	CPGCX	CGGEX
American Funds Growth PortfolioSM	GWPAX	GWPBX	GWPCX	GWPFX	GWPEX	CGPAX	CGPBX	CGPCX	CGPEX
American Funds Growth and Income PortfolioSM	GAIOX	GAIBX	GAITX	GAIFX	GAIEX	CGNAX	CGNBX	CGNCX	CGNEX
American Funds Balanced PortfolioSM	BLPAX	BLPBX	BLPCX	BLPFX	BLPEX	CBAAX	CBBBX	CBPCX	CBAEX
American Funds Income PortfolioSM	INPAX	INPBX	INPCX	INPFX	INPEX	CIPAX	CIPBX	CIPCX	CIPEX
American Funds Tax-Advantaged Income PortfolioSM	TAIAX	TXABX	TAICX	TAIFX	TXIFX	N/A	N/A	N/A	N/A
American Funds Preservation PortfolioSM	PPVAX	PPVBX	PPVCX	PPVFX	PPEFX	CPPAX	CPPBX	CPPCX	CPPEX
American Funds Tax-Exempt Preservation PortfolioSM	TEPAX	TEPBX	TEPCX	TEPFX	TXEFX	N/A	N/A	N/A	N/A
	Class 529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
American Funds Global Growth Portfolio	CGGFX	RGGAX	RGGBX	REBGX	RGLCX	RGGEX	RGGFX	RGGGX
American Funds Growth Portfolio	CGPFX	RGWAX	RGWBX	RBGEX	RGPCX	RGWEX	RGWFX	RGWGX
American Funds Growth and Income Portfolio	CGNFX	RGNAX	RGNBX	RBEGX	RAICX	RGNEX	RGNFX	RGNGX
American Funds Balanced Portfolio	CBAFX	RBAAX	RBABX	RBBEX	RBACX	RBAEX	RBAFX	RBAGX
American Funds Income Portfolio	CIPFX	RNCAX	RINBX	RNBEX	RNCCX	RINEX	RINFX	RINGX
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	CPPFX	RPPVX	RPPBX	RPBEX	RPPCX	RPPEX	RPPFX	RPPGX
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Table of contents

Summaries:
American Funds Global Growth Portfolio	1
American Funds Growth Portfolio	7
American Funds Growth and Income Portfolio	12
American Funds Balanced Portfolio	18
American Funds Income Portfolio	24
American Funds Tax-Advantaged Income Portfolio	30
American Funds Preservation Portfolio	35
American Funds Tax-Exempt Preservation Portfolio	41
Investment objectives, strategies and risks	46
Information regarding the underlying funds	50
Management and organization	56
Shareholder information	58
Purchase, exchange and sale of shares	59
How to sell shares	62
Distributions and taxes	64
Choosing a share class	65
Sales charges	66
Sales charge reductions and waivers	68
Rollovers from retirement plans to IRAs	70
Plans of distribution	70
Other compensation to dealers	71
Fund expenses	72
Financial highlights	73

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Funds Global Growth Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.20	1.00	1.00	0.25	none	0.18	1.00	1.00	0.50
Other expenses	0.14	0.15	0.14	0.16	0.14	0.23	0.23	0.22	0.19
Acquired (underlying) fund fees and expenses	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49
Total annual fund operating expenses	0.93	1.74	1.73	1.00	0.73	1.00	1.82	1.81	1.28
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.83	1.64	1.63	0.90	0.63	0.90	1.72	1.71	1.18

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[3]	0.50	0.25	none	none
Other expenses	0.21	0.15	0.45	0.25[3]	0.22	0.13	0.11	0.04
Acquired (underlying) fund fees and expenses	0.49	0.49	0.49	0.49	0.49	0.49	0.49	0.49
Total annual fund operating expenses	0.80	1.74	1.79	1.44	1.31	0.97	0.70	0.63
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.70	1.64	1.69	1.34	1.21	0.87	0.60	0.53
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.
3	Based on estimated amounts for the current fiscal year.

American Funds Portfolio Series / Prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$655	$845	$1,051	$1,644
B	667	938	1,134	1,829
C	266	535	929	2,033
F-1	92	308	543	1,216
F-2	64	223	396	897
529-A	662	866	1,087	1,721
529-B	675	963	1,176	1,914
529-C	274	560	971	2,118
529-E	120	396	693	1,536
529-F-1	72	245	434	980
R-1	167	538	934	2,043
R-2	172	554	960	2,097
R-2E	136	446	777	1,716
R-3	123	405	709	1,570
R-4	89	299	527	1,181
R-5	61	214	380	861
R-6	54	192	341	777

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$167	$538	$934	$1,829
C	166	535	929	2,033
529-B	175	563	976	1,914
529-C	174	560	971	2,118

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was less than 1% of the average value of its portfolio or there was no turnover.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

The fund will typically have significant exposure to issuers domiciled outside the United States. The fund will seek to invest at least 25% of its net assets in underlying funds that invest significantly (under normal market conditions, at least 40%) in issuers domiciled outside the United States. The fund will have exposure to issuers domiciled in at least three different countries. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital. The fund may also invest in underlying funds that hold bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus 2

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

American Funds Portfolio Series / Prospectus 3

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

American Funds Portfolio Series / Prospectus 4

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	18.56%	22.05%
– After taxes on distributions		18.32	21.82
– After taxes on distributions and sale of fund shares		10.85	17.19

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	19.79%	23.50%
C	5/18/2012	23.74	25.63
F-1	5/18/2012	25.65	26.61
F-2	5/18/2012	26.01	26.89
529-A	5/18/2012	18.47	22.03
529-B	5/18/2012	19.56	23.42
529-C	5/18/2012	23.64	25.53
529-E	5/18/2012	25.31	26.27
529-F-1	5/18/2012	25.85	26.77
R-1	5/18/2012	24.73	25.73
R-2	5/18/2012	24.69	25.74
R-3	5/18/2012	25.29	26.23
R-4	5/18/2012	25.65	26.65
R-5	5/18/2012	26.12	26.96
R-6	5/18/2012	26.05	26.85

Indexes	1 year	Lifetime (from Class A inception)
MSCI® All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	22.80%	24.00%
Lipper Global Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	25.72	25.79

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 5

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 6

American Funds Growth Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.19	1.00	1.00	0.25	none	0.17	1.00	1.00	0.50
Other expenses	0.13	0.14	0.13	0.15	0.14	0.22	0.22	0.21	0.18
Acquired (underlying) fund fees and expenses	0.43	0.43	0.43	0.43	0.43	0.43	0.43	0.43	0.43
Total annual fund operating expenses	0.85	1.67	1.66	0.93	0.67	0.92	1.75	1.74	1.21
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.75	1.57	1.56	0.83	0.57	0.82	1.65	1.64	1.11

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[3]	0.50	0.25	none	none
Other expenses	0.21	0.14	0.44	0.24[3]	0.21	0.12	0.10	0.03
Acquired (underlying) fund fees and expenses	0.43	0.43	0.43	0.43	0.43	0.43	0.43	0.43
Total annual fund operating expenses	0.74	1.67	1.72	1.37	1.24	0.90	0.63	0.56
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.64	1.57	1.62	1.27	1.14	0.80	0.53	0.46
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.
[3]	Based on estimated amounts for the current fiscal year.

American Funds Portfolio Series / Prospectus 7

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$647	$821	$1,010	$1,555
B	660	917	1,098	1,749
C	259	514	893	1,957
F-1	85	286	505	1,134
F-2	58	204	363	825
529-A	654	842	1,046	1,633
529-B	668	941	1,140	1,835
529-C	267	538	934	2,043
529-E	113	374	655	1,457
529-F-1	65	226	402	909
R-1	160	517	898	1,968
R-2	165	532	924	2,022
R-2E	129	424	740	1,638
R-3	116	384	671	1,491
R-4	82	277	489	1,099
R-5	54	192	341	777
R-6	47	169	303	692

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$160	$517	$898	$1,749
C	159	514	893	1,957
529-B	168	541	940	1,835
529-C	167	538	934	2,043

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was less than 1% of the average value of its portfolio or there was no turnover.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will typically have significant exposure to issuers domiciled outside the United States. The fund may also have exposure to smaller capitalization issuers and issuers domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking long-term growth of capital.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus 8

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus 9

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	22.38%	23.04%
– After taxes on distributions		22.19	22.86
– After taxes on distributions and sale of fund shares		12.91	17.92

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	23.84%	24.51%
C	5/18/2012	27.76	26.64
F-1	5/18/2012	29.80	27.63
F-2	5/18/2012	30.03	27.89
529-A	5/18/2012	22.25	22.98
529-B	5/18/2012	23.64	24.37
529-C	5/18/2012	27.67	26.53
529-E	5/18/2012	29.37	27.20
529-F-1	5/18/2012	30.02	27.79
R-1	5/18/2012	28.73	26.70
R-2	5/18/2012	28.78	26.75
R-3	5/18/2012	29.36	27.21
R-4	5/18/2012	29.81	27.68
R-5	5/18/2012	30.16	27.97
R-6	5/18/2012	30.20	27.94

Indexes	1 year	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	32.37%	27.41%
Lipper Growth Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	35.38	29.19

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 10

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 11

American Funds Growth and Income Portfolio

Investment objective

The fund’s investment objective is to provide long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.20	1.00	1.00	0.25	none	0.20	1.00	1.00	0.50
Other expenses	0.12	0.13	0.12	0.14	0.13	0.21	0.22	0.21	0.18
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.79	1.60	1.59	0.86	0.60	0.88	1.69	1.68	1.15
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.69	1.50	1.49	0.76	0.50	0.78	1.59	1.58	1.05

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[3]	0.50	0.25	none	none
Other expenses	0.20	0.13	0.43	0.23[3]	0.20	0.12	0.09	0.02
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.67	1.60	1.65	1.30	1.17	0.84	0.56	0.49
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.57	1.50	1.55	1.20	1.07	0.74	0.46	0.39
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.
[3]	Based on estimated amounts for the current fiscal year.

American Funds Portfolio Series / Prospectus 12

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$641	$803	$ 979	$1,488
B	653	895	1,061	1,674
C	252	492	856	1,881
F-1	78	264	467	1,052
F-2	51	182	325	740
529-A	650	830	1,025	1,588
529-B	662	923	1,108	1,774
529-C	261	520	903	1,979
529-E	107	355	623	1,389
529-F-1	58	204	363	825
R-1	153	495	861	1,892
R-2	158	511	888	1,946
R-2E	122	402	703	1,559
R-3	109	362	634	1,411
R-4	76	258	456	1,028
R-5	47	169	303	692
R-6	40	147	264	606

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$153	$495	$861	$1,674
C	152	492	856	1,881
529-B	162	523	908	1,774
529-C	161	520	903	1,979

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was less than 1% of the average value of its portfolio or there was no turnover.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will predominately consist of equity funds in the growth, growth-and-income, equity-income and balanced categories. However, the fund may also invest in bond funds.

Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing long-term growth of capital while providing current income. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various

American Funds Portfolio Series / Prospectus 13

combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The fund may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified fund would adversely effect the fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Portfolio Series / Prospectus 14

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus 15

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Growth and Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	13.92%	16.29%
– After taxes on distributions		13.34	15.71
– After taxes on distributions and sale of fund shares		8.31	12.57

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	14.99%	17.50%
C	5/18/2012	18.93	19.70
F-1	5/18/2012	20.82	20.60
F-2	5/18/2012	21.18	20.89
529-A	5/18/2012	13.96	16.23
529-B	5/18/2012	14.85	17.38
529-C	5/18/2012	18.76	19.57
529-E	5/18/2012	20.42	20.22
529-F-1	5/18/2012	21.09	20.81
R-1	5/18/2012	19.92	19.74
R-2	5/18/2012	19.91	19.79
R-3	5/18/2012	20.45	20.25
R-4	5/18/2012	20.93	20.69
R-5	5/18/2012	21.20	20.98
R-6	5/18/2012	21.27	20.92

Indexes	1 year	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	32.37%	27.41%
Lipper Growth and Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	26.26	24.28

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 16

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 17

American Funds Balanced Portfolio

Investment objectives

The fund’s investment objectives are to provide current income and long-term growth of capital and income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.21	1.00	1.00	0.25	none	0.21	1.00	1.00	0.50
Other expenses	0.12	0.13	0.12	0.14	0.13	0.21	0.22	0.21	0.18
Acquired (underlying) fund fees and expenses	0.39	0.39	0.39	0.39	0.39	0.39	0.39	0.39	0.39
Total annual fund operating expenses	0.82	1.62	1.61	0.88	0.62	0.91	1.71	1.70	1.17
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.72	1.52	1.51	0.78	0.52	0.81	1.61	1.60	1.07

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[3]	0.50	0.25	none	none
Other expenses	0.20	0.13	0.43	0.24[3]	0.21	0.12	0.09	0.03
Acquired (underlying) fund fees and expenses	0.39	0.39	0.39	0.39	0.39	0.39	0.39	0.39
Total annual fund operating expenses	0.69	1.62	1.67	1.33	1.20	0.86	0.58	0.52
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.59	1.52	1.57	1.23	1.10	0.76	0.48	0.42
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.
[3]	Based on estimated amounts for the current fiscal year.

American Funds Portfolio Series / Prospectus 18

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$644	$812	$ 995	$1,521
B	655	901	1,072	1,699
C	254	498	867	1,903
F-1	80	271	478	1,075
F-2	53	188	336	765
529-A	653	839	1,041	1,622
529-B	664	929	1,119	1,799
529-C	263	526	914	2,000
529-E	109	362	634	1,411
529-F-1	60	211	374	849
R-1	155	501	872	1,914
R-2	160	517	898	1,968
R-2E	125	412	719	1,593
R-3	112	371	650	1,446
R-4	78	264	467	1,052
R-5	49	176	314	716
R-6	43	157	281	643

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$155	$501	$872	$1,699
C	154	498	867	1,903
529-B	164	529	919	1,799
529-C	163	526	914	2,000

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was less than 1% of the average value of its portfolio or there was no turnover.

Principal investment strategies

The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds may include growth, growth-and-income, equity-income, balanced and bond funds.

Normally through its investments in the underlying funds, the fund will maintain at least 45% of the value of its net assets in common stocks and other equity investments and at least 25% of the value of its net assets in bonds and other debt securities (including money market instruments).

The fund will have exposure to growth-oriented common stocks. The fund will seek to generate some of its income from exposure to dividend paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income and long-term growth of capital and income. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various

American Funds Portfolio Series / Prospectus 19

combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Portfolio Series / Prospectus 20

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus 21

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Balanced Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	11.33%	13.92%
– After taxes on distributions		10.87	13.55
– After taxes on distributions and sale of fund shares		6.77	10.79

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	12.28%	15.04%
C	5/18/2012	16.21	17.27
F-1	5/18/2012	18.11	18.16
F-2	5/18/2012	18.45	18.44
529-A	5/18/2012	11.29	13.87
529-B	5/18/2012	12.22	14.95
529-C	5/18/2012	16.15	17.17
529-E	5/18/2012	17.73	17.79
529-F-1	5/18/2012	18.36	18.36
R-1	5/18/2012	17.31	17.38
R-2	5/18/2012	17.19	17.40
R-3	5/18/2012	17.76	17.82
R-4	5/18/2012	18.15	18.16
R-5	5/18/2012	18.59	18.54
R-6	5/18/2012	18.64	18.53

Indexes	1 year	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	32.37%	27.41%
Lipper Balanced Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	16.39	15.97

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 22

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 23

American Funds Income Portfolio

Investment objective

The fund’s investment objective is to provide current income and, secondarily, long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.25	none	0.22	1.00	1.00	0.50
Other expenses	0.12	0.13	0.12	0.14	0.13	0.21	0.22	0.21	0.18
Acquired (underlying) fund fees and expenses	0.31	0.31	0.31	0.31	0.31	0.31	0.31	0.31	0.31
Total annual fund operating expenses	0.76	1.54	1.53	0.80	0.54	0.84	1.63	1.62	1.09
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.66	1.44	1.43	0.70	0.44	0.74	1.53	1.52	0.99

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[3]	0.50	0.25	none	none
Other expenses	0.20	0.13	0.44	0.24[3]	0.21	0.12	0.09	0.03
Acquired (underlying) fund fees and expenses	0.31	0.31	0.31	0.31	0.31	0.31	0.31	0.31
Total annual fund operating expenses	0.61	1.54	1.60	1.25	1.12	0.78	0.50	0.44
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.51	1.44	1.50	1.15	1.02	0.68	0.40	0.34
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.
[3]	Based on estimated amounts for the current fiscal year.

American Funds Portfolio Series / Prospectus 24

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$639	$794	$ 964	$1,454
B	647	877	1,030	1,615
C	246	474	825	1,815
F-1	72	245	434	980
F-2	45	163	292	667
529-A	646	818	1,005	1,544
529-B	656	904	1,077	1,713
529-C	255	501	872	1,914
529-E	101	337	591	1,320
529-F-1	52	185	330	753
R-1	147	477	830	1,826
R-2	153	495	861	1,892
R-2E	117	387	677	1,502
R-3	104	346	607	1,354
R-4	69	239	423	957
R-5	41	150	270	619
R-6	35	131	236	545

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$147	$477	$830	$1,615
C	146	474	825	1,815
529-B	156	504	877	1,713
529-C	155	501	872	1,914

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was less than 1% of the average value of its portfolio or there was no turnover.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will typically seek to generate income from their investments and may include growth-and-income, equity-income, balanced and bond funds.

Through its investments in the underlying funds, the fund will have significant exposure to dividend-paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income and, secondarily, long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

American Funds Portfolio Series / Prospectus 25

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Portfolio Series / Prospectus 26

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus 27

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	5.94%	8.68%
– After taxes on distributions		4.92	7.66
– After taxes on distributions and sale of fund shares		3.69	6.42

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	6.56%	9.63%
C	5/18/2012	10.54	11.91
F-1	5/18/2012	12.41	12.77
F-2	5/18/2012	12.58	13.01
529-A	5/18/2012	5.87	8.63
529-B	5/18/2012	6.45	9.57
529-C	5/18/2012	10.42	11.81
529-E	5/18/2012	11.99	12.44
529-F-1	5/18/2012	12.59	12.93
R-1	5/18/2012	11.51	12.03
R-2	5/18/2012	11.51	12.01
R-3	5/18/2012	11.98	12.46
R-4	5/18/2012	12.38	12.84
R-5	5/18/2012	12.73	13.12
R-6	5/18/2012	12.67	13.04

Indexes	1 year	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	32.37%	27.41%
Lipper Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	9.67	10.73

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 28

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 29

American Funds Tax-Advantaged Income Portfolio

Investment objective

The fund’s investment objective is to provide current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Share classes
	A	B	C	F-1 and F-2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.30	1.00	1.00	0.25	none
Other expenses	0.14	0.15	0.14	0.16	0.14
Acquired (underlying) fund fees and expenses	0.37	0.37	0.37	0.37	0.37
Total annual fund operating expenses	0.91	1.62	1.61	0.88	0.61
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.81	1.52	1.51	0.78	0.51
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.

American Funds Portfolio Series / Prospectus 30

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$455	$645	$ 851	$1,444
B	655	901	1,072	1,723
C	254	498	867	1,903
F-1	80	271	478	1,075
F-2	52	185	330	753

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$155	$501	$872	$1,723
C	154	498	867	1,903

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds will typically seek to generate income from their investments and may include growth-and-income, equity-income, balanced and bond funds.

Through its investments in the underlying funds, the fund will have significant exposure to dividend-paying stocks. The fund will seek exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the fund will seek to generate a material portion of its current income from underlying funds that invest in bonds that are exempt from regular income tax, such as municipal bonds. Some of these bonds may have credit and liquidity support features, including guarantees and letters of credit. In addition, an underlying bond fund may invest significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects.

The underlying funds in which the fund invests may hold debt securities with a wide range of maturities. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus 31

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security

American Funds Portfolio Series / Prospectus 32

valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the underlying fund’s share price may increase.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	7.33%	10.56%
– After taxes on distributions		7.08	10.21
– After taxes on distributions and sale of fund shares		5.14	8.45

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	5.75%	10.11%
C	5/18/2012	9.67	12.37
F-1	5/18/2012	11.57	13.25
F-2	5/18/2012	11.81	13.47

Indexes	1 year	Lifetime (from Class A inception)
Barclays Municipal Bond Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–2.55%	0.21%
Lipper Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	9.67	10.73

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 33

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Fund distributions of interest on municipal bonds held by the underlying funds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. To the extent an underlying fund is permitted to invest in bonds subject to federal alternative minimum tax, interest on certain bonds may be subject to federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 34

American Funds Preservation Portfolio

Investment objective

The fund’s investment objective is to provide current income, consistent with preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $500,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.25	none	0.22	1.00	1.00	0.50
Other expenses	0.15	0.16	0.15	0.16	0.15	0.24	0.24	0.24	0.20
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	0.80	1.56	1.55	0.81	0.55	0.86	1.64	1.64	1.10
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.70	1.46	1.45	0.71	0.45	0.76	1.54	1.54	1.00

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.00	1.00	0.75	0.60[3]	0.50	0.25	none	none
Other expenses	0.23	0.26	0.48	0.26[3]	0.24	0.14	0.12	0.04
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	0.63	1.56	1.63	1.26	1.14	0.79	0.52	0.44
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.53	1.46	1.53	1.16	1.04	0.69	0.42	0.34
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. This waiver will be in effect through at least December 31, 2015. The waiver may only be modified or terminated with the approval of the series’ board.
[3]	Based on estimated amounts for the current fiscal year.

American Funds Portfolio Series / Prospectus 35

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$320	$489	$ 673	$1,206
B	649	883	1,040	1,643
C	248	480	835	1,837
F-1	73	249	440	992
F-2	46	166	297	680
529-A	326	508	705	1,275
529-B	657	908	1,082	1,727
529-C	257	508	882	1,935
529-E	102	340	597	1,331
529-F-1	54	192	341	777
R-1	149	483	840	1,848
R-2	156	504	877	1,924
R-2E	118	390	682	1,514
R-3	106	352	618	1,377
R-4	70	242	429	969
R-5	43	157	281	643
R-6	35	131	236	545

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$149	$483	$840	$1,643
C	148	480	835	1,837
529-B	157	508	882	1,727
529-C	157	508	882	1,935

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

American Funds Portfolio Series / Prospectus 36

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds bond funds. The fund will principally invest in funds that seek current income through bond investments.

When determining in which bond funds to invest, the investment adviser will predominately seek exposure to higher quality bonds (rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality) with intermediate to short-term durations. The fund may, however, invest in underlying funds with exposure to lower quality, higher yielding securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) or unrated but determined by the fund’s investment adviser to be of equivalent quality, and to bonds with longer durations.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The investment adviser anticipates that exposure to mortgage-backed securities and asset-backed securities may help the fund generate current income. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income, consistent with preservation of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various types of bonds or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

American Funds Portfolio Series / Prospectus 37

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the underlying fund’s share price may increase.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus 38

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Short-Intermediate Investment Grade Debt Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	–3.59%	–1.46%
– After taxes on distributions		–4.05	–1.90
– After taxes on distributions and sale of fund shares		–2.03	–1.29

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	–6.75%	–3.07%
C	5/18/2012	–2.80	–0.62
F-1	5/18/2012	–1.12	0.13
F-2	5/18/2012	–0.86	0.37
529-A	5/18/2012	–3.62	–1.50
529-B	5/18/2012	–6.83	–3.13
529-C	5/18/2012	–2.89	–0.69
529-E	5/18/2012	–1.42	–0.14
529-F-1	5/18/2012	–0.92	0.30
R-1	5/18/2012	–1.93	–0.44
R-2	5/18/2012	–1.88	–0.52
R-3	5/18/2012	–1.43	–0.15
R-4	5/18/2012	–1.08	0.19
R-5	5/18/2012	–0.80	0.42
R-6	5/18/2012	–0.77	0.38

Indexes	1 year	Lifetime (from Class A inception)
Barclays U.S. Government/Credit 1-7 Year ex BBB Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–0.36%	0.64%
Lipper Short-Intermediate Investment Grade Debt Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–0.15	1.59

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 39

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 40

American Funds Tax-Exempt Preservation Portfolio

Investment objective

The fund’s investment objective is to provide current income that is exempt from regular federal income tax, consistent with preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $500,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 68 of the prospectus and on page 83 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Share classes
	A	B	C	F-1 and F-2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.30	1.00	1.00	0.25	none
Other expenses	0.16	0.17	0.16	0.17	0.16
Acquired (underlying) fund fees and expenses	0.31	0.31	0.31	0.31	0.31
Total annual fund operating expenses	0.87	1.58	1.57	0.83	0.57
Fee waiver and/or expense reimbursement[2]	0.12	0.12	0.12	0.12	0.12
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.75	1.46	1.45	0.71	0.45
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	The investment adviser is currently waiving its management fee of .10%. In addition, the investment adviser is currently reimbursing a portion of the other expenses for each share class. This waiver and reimbursement will be in effect through at least December 31, 2015. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board.

American Funds Portfolio Series / Prospectus 41

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$325	$509	$ 709	$1,285
B	649	887	1,049	1,677
C	248	484	844	1,857
F-1	73	253	449	1,014
F-2	46	171	306	702

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$149	$487	$849	$1,677
C	148	484	844	1,857

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

The fund will attempt to achieve its investment objective by investing in a mix of American Funds bond funds. The fund will principally invest in funds that seek current income through bond investments.

Under normal circumstances, the fund will derive at least 80% of its income from securities that are exempt from regular federal income tax and will invest at least 80% of its assets in funds that predominately invest in securities that are exempt from regular federal income tax.

The fund will seek to generate a material portion of its current income from underlying funds that invest in bonds that are exempt from regular income tax, such as municipal bonds. Some of these bonds may have credit and liquidity support features, including guarantees and letters of credit. In addition, an underlying bond fund may invest significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects.

When determining in which bond funds to invest, the investment adviser will predominately seek exposure to higher quality bonds (rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality) with intermediate to short-term durations. The fund may, however, invest in underlying funds with exposure to lower quality, higher yielding securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) or unrated but determined by the fund’s investment adviser to be of equivalent quality, and to bonds with longer durations.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income that is exempt from regular federal income tax, consistent with preservation of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. Consideration is also given to, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various types of bonds or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

American Funds Portfolio Series / Prospectus 42

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the underlying fund’s share price may increase.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Portfolio Series / Prospectus 43

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Intermediate Municipal Debt Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A – Before taxes	5/18/2012	–3.56%	–0.80%
– After taxes on distributions		–3.56	–0.80
– After taxes on distributions and sale of fund shares		–0.94	–0.03

Share classes (before taxes)	Inception date	1 year	Lifetime
B	5/18/2012	–6.58%	–2.32%
C	5/18/2012	–2.70	0.08
F-1	5/18/2012	–1.04	0.80
F-2	5/18/2012	–0.77	1.07

Indexes	1 year	Lifetime (from Class A inception)
Barclays Municipal Short-Intermediate 1-10 Years Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	0.02%	0.87%
Lipper Intermediate Municipal Debt Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–1.73	0.35

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Portfolio Series / Prospectus 44

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	3 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	3 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	Less than 1 year	Partner – Capital World Investors
James B. Lovelace Senior Vice President	3 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	3 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	3 years	Partner – Capital World Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com.

Tax information

Fund distributions of interest on municipal bonds held by the underlying funds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. To the extent an underlying fund is permitted to invest in bonds subject to federal alternative minimum tax, interest on certain bonds may be subject to federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

American Funds Portfolio Series / Prospectus 45

Investment objectives, strategies and risks

Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds in the series.

The investment objectives, strategies and risks of each fund are summarized below:

American Funds Global Growth Portfolio The fund’s investment objective is to provide long-term growth of capital.

American Funds Growth Portfolio The fund’s investment objective is to provide long-term growth of capital.

American Funds Growth and Income Portfolio The fund’s investment objective is to provide long-term growth of capital while providing current income.

American Funds Balanced Portfolio The fund’s investment objectives are to provide current income and long-term growth of capital and income.

American Funds Income Portfolio The fund’s investment objective is to provide current income and, secondarily, long-term growth of capital.

American Funds Tax-Advantaged Income Portfolio The fund’s investment objective is to provide current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital.

American Funds Preservation Portfolio The fund’s investment objective is to provide current income, consistent with preservation of capital.

American Funds Tax-Exempt Preservation Portfolio The fund’s investment objective is to provide current income that is exempt from regular federal income tax, consistent with preservation of capital.

While the fund has no present intention to do so, the series’ board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders, except for the American Funds Tax-Exempt Preservation Portfolio. Each fund will attempt to achieve its investment objective by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds, balanced funds and bond funds. Further, the fund categories represent differing investment objectives. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some bond investments. Equity-income and balanced funds generally strive for income and growth through stocks and/or bond investments, while bond funds seek current income through bond investments.

The Balanced Portfolio, through its investments in the underlying funds, will normally maintain at least 45% of the value of its net assets in common stocks and other equity investments. In addition, through its investments in the underlying funds, the Balanced Portfolio will normally maintain at least 25% of the value of its net assets in bonds and other debt securities (including money market instruments). The Global Growth Portfolio, under normal market conditions, will invest 25% of its net assets in underlying funds that invest significantly (under normal market conditions, at least 40%) in issuers outside the United States.

To the extent a fund invests in one or more underlying American Funds, it will invest in Class R-6 shares of such underlying funds. Class R-6 shares have relatively low expenses, which reduce overall fund expenses. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. In addition to investing in a mix of American Funds, each fund may also invest in funds in the American Funds Insurance Series or other funds managed by Capital Research and Management Company and its affiliates, subject to obtaining any necessary regulatory approvals and notifying shareholders in advance.

The investment adviser will monitor the funds and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

Each fund may, from time to time, take temporary defensive positions by holding all, or a significant portion, of its assets in cash, money market instruments, shares of money market funds or other securities that may be deemed appropriate by the fund’s investment adviser.

Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the funds’ assets could cause the fund to lose value or its results to lag relevant benchmarks of other funds with similar objectives.

The success of each fund will be impacted by the results of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

An underlying fund may also hold cash or money market instruments. The percentage of an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, an underlying fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect a fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce a fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

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The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

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Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the underlying fund’s share price may increase.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, an underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fund comparative indexes The investment results tables in this prospectus show how the fund’s average annual total returns compare with various broad measures of market results.

American Funds Global Growth Portfolio

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Growth Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth Funds Index is an equally weighted index of growth funds. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Portfolio Series / Prospectus 48

American Funds Growth and Income Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Balanced Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Balanced Funds Index is an equally weighted index of funds that seek to conserve principal by maintaining a balanced portfolio of both stocks and bonds. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Income Portfolio

The S&P 500 Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Income Funds Index is an equally weighted index of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Tax-Advantaged Income Portfolio

The Barclays Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Income Funds Index is an equally weighted index of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Preservation Portfolio

The Barclays U.S. Government/Credit 1–7 Year ex BBB Index is a market-value-weighted index that tracks the total return results of fixed-rate, publicly placed, dollar denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements, with maturities of one to seven years, excluding BBB-rated securities. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, account fees, expenses or U.S. federal income taxes. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an equally weighted index of funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Tax-Exempt Preservation Portfolio

The Barclays Municipal Short-Intermediate 1-10 Years Index is a market-value-weighted index that includes investment grade tax-exempt bonds with maturities of one to 10 years. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper Intermediate Municipal Debt Funds Index is an equally weighted index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. The results of the underlying funds in the index include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American Funds Portfolio Series / Prospectus 49

Information regarding the underlying funds

The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

The fund relies on the professional judgment of the investment adviser to the fund and to the underlying funds to make decisions about the underlying fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

AMCAP Fund The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

EuroPacific Growth Fund The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with emerging or developing economies and/or markets.

The Growth Fund of America The fund’s investment objective is to provide you with growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest a portion of its assets in securities of issuers domiciled outside the United States.

The New Economy Fund The investment objective of the fund is long-term growth of capital. Current income is a secondary consideration.

The fund seeks to achieve its objectives by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

In pursuing its investment objectives, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The fund also invests in common stocks with the potential to pay dividends. The fund may invest a significant portion of its assets in issuers based outside the United States, including those based in developing countries.

New Perspective Fund The fund’s primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective.

The fund seeks to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships by investing in common stocks of companies located around the world.

In pursuing its primary investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. In pursuing its secondary objective, the fund invests in common stocks of companies with the potential to pay dividends in the future.

New World Fund The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. Many of these countries may be referred to as emerging countries or emerging markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross

American Funds Portfolio Series / Prospectus 50

domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

SMALLCAP World Fund The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Underlying funds – Growth-and-income funds

American Mutual Fund The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The fund invests primarily in securities of issuers domiciled in the United States and Canada.

The fund’s equity investments are limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the fund are rated investment grade or better or determined by the fund’s investment adviser to be of equivalent quality.

Capital World Growth and Income Fund The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the fund will invest a significant portion of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Fundamental Investors The fund’s investment objective is to achieve long-term growth of capital and income.

The fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the fund may invest significantly in securities of issuers domiciled outside the United States.

International Growth and Income Fund The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are listed primarily on exchanges outside the United States and in cash and cash equivalents and securities held as collateral issued by U.S. issuers. The fund therefore expects to be invested in numerous countries outside the United States.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends.

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The Investment Company of America The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks, most of which have a history of paying dividends. The fund’s investments are limited to securities of companies that are included on its eligible list. In light of the fund’s investment objectives and policies, securities are added to, or deleted from, the eligible list by the fund’s board of trustees after reviewing and acting upon the recommendations of the fund’s investment adviser. The investment adviser bases its recommendations on a number of factors, such as the fund’s investment objectives and policies, whether a company is considered a leader in its industry and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield.

The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Washington Mutual Investors Fund The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The fund has an “Eligible List” — based on the Investment Standards and approved by the fund’s board of trustees — of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser is required to select the fund's investments exclusively from the issuers on the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of trustees regarding changes necessary for continued compliance with the fund’s Investment Standards.

Underlying funds – Equity-income and balanced funds

American Balanced Fund The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American Funds Global Balanced Fund This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest at least 40% of its net assets in issuers outside the United States, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States.

The fund’s ability to invest in issuers outside the United States includes investing in emerging country issuers.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

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Capital Income Builder The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The Income Fund of America The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 25% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

Underlying funds – Fixed income funds

American Funds Mortgage Fund The fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

American High-Income Trust The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The Bond Fund of America The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities. The fund invests a majority of its assets in debt securities with quality ratings of A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including securities issued and guaranteed by the United States and other governments, securities of corporate issuers and securities backed by mortgages and other assets.

The fund may also invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund invests in debt securities with a wide range of maturities.

The fund’s current practice is to invest no more than 10% of its assets in debt securities rated Ba1 and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated Ba1 and BB+ or below are sometimes referred to as “junk bonds.”

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Capital World Bond Fund The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Under normal market circumstances, the fund will invest at least 80% of its assets in bonds and other debt securities. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities, governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. Normally the fund’s debt obligations will consist substantially of investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

Intermediate Bond Fund of America The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in its prospectus and preservation of capital.

The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may also invest in interest rate swaps to seek to manage the fund’s sensitivity to interest rates. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate, prime rate or other benchmark.

Short-Term Bond Fund of America The fund’s investment objective is to provide you with current income, consistent with the maturity and quality standards described in its prospectus, and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents). The fund maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA– or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined by the fund’s investment adviser to be of equivalent quality.

The fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may also invest in interest rate swaps to seek to manage the fund’s sensitivity to interest rates. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate, prime rate or other benchmark.

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U.S. Government Securities Fund The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund invests in debt securities with a wide range of maturities.

The fund may invest in inflation linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in interest rate swaps to seek to manage the fund’s sensitivity to interest rates. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate, prime rate or other benchmark.

Underlying funds – Tax-exempt bond funds

American High-Income Municipal Bond Fund The fund’s investment objective is to provide you with a high level of current income exempt from regular federal income tax.

In seeking to achieve its objective, the fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject you to alternative minimum tax. The fund may invest, without limitation, in securities that may subject you to federal alternative minimum tax. The fund invests at least 50% of its portfolio in debt securities rated BBB+ or below or Baa1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit.

In addition, the fund may invest significantly in municipal obligations of issuers in the same state, or engaged in the same types of projects or industries.

Limited Term Tax-Exempt Bond Fund of America The fund’s investment objective is to provide you with current income that is exempt from regular federal income tax, consistent with the maturity and quality standards described in its prospectus, and to preserve capital.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and that do not subject you to federal alternative minimum tax. The fund may also invest up to 20% of its assets in securities that may subject you to federal alternative minimum tax.

The fund invests primarily in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated BBB and Baa by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit. The dollar-weighted average effective maturity of the fund’s portfolio is between three and 10 years.

In addition, the fund may invest significantly in municipal obligations of issuers in the same state, or engaged in the same types of projects or industries.

Tax-Exempt Bond Fund of America The fund’s investment objective is to provide you with a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax. The fund will not invest in securities that subject you to federal alternative minimum tax. The fund invests at least 65% in debt securities rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in debt securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the funds and other funds, including the underlying American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The total management fees paid by each fund, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the series’ Investment Advisory and Service Agreement by the series’ board of trustees is contained in the series’ annual report to shareholders for the fiscal year ended October 31, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for each fund in the series is available on the American Funds website at americanfunds.com. A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

The Capital SystemSM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

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Portfolio management for the series Capital Research and Management Company is the investment adviser to the American Funds Portfolio Series. For each fund in the series, the Portfolio Oversight Committee develops the allocation approach and selects the underlying funds.

The table below shows the investment experience and role in management for each of the series’ investment professionals.

Investment professional	Investment experience	Experience in this series	Role in management of the series
Bradley J. Vogt	Investment professional for 27 years, all with Capital Research and Management Company or affiliate	3 years	Serves as a member of the Portfolio Oversight Committee
Alan N. Berro	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	3 years	Serves as a member of the Portfolio Oversight Committee
Joanna F. Jonsson	Investment professional for 26 years in total; 24 years with Capital Research and Management Company or affiliate	Less than 1 year	Serves as a member of the Portfolio Oversight Committee
James B. Lovelace	Investment professional for 33 years, all with Capital Research and Management Company or affiliate	3 years	Serves as a member of the Portfolio Oversight Committee
Wesley K.-S. Phoa	Investment professional for 21 years in total; 16 years with Capital Research and Management Company or affiliate	3 years	Serves as a member of the Portfolio Oversight Committee
John H. Smet	Investment professional for 33 years in total; 31 years with Capital Research and Management Company or affiliate	3 years	Serves as a member of the Portfolio Oversight Committee
Andrew B. Suzman	Investment professional for 21 years, all with Capital Research and Management Company or affiliate	3 years	Serves as a member of the Portfolio Oversight Committee

Information regarding the investment professionals’ compensation, their ownership of securities in the series and other accounts they manage is in the statement of additional information.

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Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the series’ statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to both Class F-1 and F-2 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5 and R-6 shares.

Purchase, exchange and sale of shares

The series’ transfer agent, on behalf of the series and American Funds Distributors,® the series’ distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the series and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of each fund in the series is calculated based upon the net asset values of the underlying funds in which each fund invests. The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the underlying funds have adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the underlying fund’s securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class B shares Class B and 529-B shares may not be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any other investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Automatic conversion of Class B and C shares Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently

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takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the series’ distributor, through certain registered investment advisors and through other intermediaries approved by the series’ distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the series and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

American Funds Portfolio Series / Prospectus 60

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Generally, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged for the corresponding 529 share class without a sales charge. Class B shares may not be exchanged for Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

American Funds Portfolio Series / Prospectus 61

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

•	Shares held for you in your dealer’s name must be sold through the dealer.
•	Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

•	Requests must be signed by the registered shareholder(s).
•	A signature guarantee is required if the redemption is:

—      more than $125,000;

—      made payable to someone other than the registered shareholder(s); or

—      sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

•	American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.
•	Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

•	Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.
•	Checks must be made payable to the registered shareholder.
•	Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

Although payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the series, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the series may be liable for losses due to unauthorized or fraudulent instructions.

American Funds Portfolio Series / Prospectus 62

Frequent trading of fund shares The series and American Funds Distributors reserve the right to reject any purchase order for any reason. The funds in the series are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the series or American Funds Distributors has determined could involve actual or potential harm to the funds may be rejected.

The series, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the series will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the series’ broad ability to restrict potentially harmful trading as described above, the series’ board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the series’ purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of shares having a value of less than $5,000;
•	transactions in Class 529 shares;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The series reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the series. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the series’ surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the series, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

American Funds Portfolio Series / Prospectus 63

Distributions and taxes

Dividends and distributions The American Funds Global Growth Portfolio and American Funds Growth Portfolio intend to distribute dividends to you, usually in December. The American Funds Growth and Income Portfolio, American Funds Balanced Portfolio, American Funds Income Portfolio and American Funds Tax-Advantaged Income Portfolio intend to distribute dividends to you, usually in March, June, September and December. The American Funds Preservation Portfolio and the American Funds Tax-Exempt Preservation Portfolio intend to distribute dividends to you each month. Dividends may fluctuate.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the applicable fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. A fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any taxable dividends and capital gain distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Notwithstanding the above, interest on municipal bonds is generally not included in gross income for federal tax purposes. Subject to certain requirements, a fund is permitted to pay through to its shareholders the interest earned on municipal bonds held by the underlying funds as federally exempt-interest dividends.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by a fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

American Funds Portfolio Series / Prospectus 64

Choosing a share class

The funds offer different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class;
•	whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);
•	whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and
•	availability of share classes:

—      Class B and 529-B shares may not be purchased or acquired except by exchange from Class B or 529-B shares of another fund in the American Funds family;

—      Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

—	Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to certain registered investment advisors and to other intermediaries approved by the fund’s distributor; and

—      Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans;

—      Class 529 and R shares are not available for the American Funds Tax-Advantaged Income Portfolio and the American Funds Tax-Exempt Preservation Portfolio.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

American Funds Portfolio Series / Prospectus 65

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the fund in which you invest and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Sales charges for American Funds Global Growth Portfolio, American Funds Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Balanced Portfolio and American Funds Income Portfolio

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 or more but less than $50,000	5.00	5.26	4.25
$50,000 or more but less than $100,000	4.50	4.71	3.75
$100,000 or more but less than $250,000	3.50	3.63	2.75
$250,000 or more but less than $500,000	2.50	2.56	2.00
$500,000 or more but less than $750,000	2.00	2.04	1.60
$750,000 or more but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Sales charges for American Funds Tax-Advantaged Income Portfolio

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 or more but less than $250,000	3.50	3.63	2.75
$250,000 or more but less than $500,000	2.50	2.56	2.00
$500,000 or more but less than $750,000	2.00	2.04	1.60
$750,000 or more but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Sales charges for American Funds Preservation Portfolio and American Funds Tax-Exempt Preservation Portfolio

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $750,000	2.00	2.04	1.60
$750,000 or more but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the tables above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•	investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds; and
•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

American Funds Portfolio Series / Prospectus 66

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell American Funds and employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class B and C shares For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of the date you purchased the Class B shares, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class 529-E and Class F shares Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the section “Sales charge reductions and waivers” of this prospectus. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

American Funds Portfolio Series / Prospectus 67

Sales charge reductions and waivers

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM and American Funds College Target Date Series® may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•	trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);
•	solely controlled business accounts; and
•	single-participant retirement plans.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

American Funds Portfolio Series / Prospectus 68

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;
•	tax-free returns of excess contributions to IRAs;
•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);
•	for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);
•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and
•	the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for further details about waivers regarding these types of transactions):
—	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and
—	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

American Funds Portfolio Series / Prospectus 69

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;
•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and
•	rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Plans of distribution

Each fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the series’ board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class 529-A, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class B, 529-B, C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the fiscal year (or, for Class R-2E shares only, based on estimated amounts for the current fiscal year), are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

American Funds Portfolio Series / Prospectus 70

Other compensation to dealers

American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s relative redemption rate and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2013, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

American Funds Portfolio Series / Prospectus 71

Fund expenses

To the extent a fund invests in underlying American Funds, it will invest in Class R-6 shares of the underlying funds. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class R-6 shares of the underlying funds.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses tables under “Fees and expenses of the fund” in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Retail investors Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

Employer-sponsored retirement plan investors The amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	0.10% of assets	0.10% of assets
Class R-1	0.10% of assets	0.10% of assets
Class R-2	0.15% of assets plus $27 per participant position[1] or 0.35% of assets[2]	0.25% of assets
Class R-2E	N/A	0.20% of assets
Class R-3	0.10% of assets plus $12 per participant position[1] or 0.19% of assets[2]	0.15% of assets
Class R-4	0.10% of assets	0.10% of assets
Class R-5	0.05% of assets	0.05% of assets
Class R-6	none	none

1 Payment with respect to Recordkeeper Direct program.

2 Payment with respect to PlanPremier program.

American Funds Portfolio Series / Prospectus 72

Financial highlights

The Financial Highlights tables are intended to help you understand the fund’s results. Certain information reflects financial results for a single share of a particular class. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the tables reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights tables has been audited by Deloitte & Touche LLP, whose current reports, along with the fund’s financial statements, is included in the statement of additional information for the fund, which is available upon request.

American Funds Global Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$13.92	$.14	$ .92	$1.06	$(.15)	$(.01)	$(.16)	$14.82	7.71%	$722.44%		.34%	.83%	.96%
10/31/13	11.17	.11	2.79	2.90	(.14)	(.01)	(.15)	13.92	26.18	377.50		.40	.90	.85
10/31/12[6,7]	10.00	.03	1.14	1.17	—	—	—	11.17	11.70	53.25		.20	.71	.29
Class B:
10/31/14	13.81	.03	.90	.93	(.07)	(.01)	(.08)	14.66	6.82	2	1.25	1.15	1.64	.23
10/31/13	11.13	.02	2.78	2.80	(.11)	(.01)	(.12)	13.81	25.32	2	1.28	1.18	1.68	.13
10/31/12[6,7]	10.00	(.01)	1.14	1.13	—	—	—	11.13	11.30	1.56		.51	1.02	(.08)
Class C:
10/31/14	13.79	.02	.93	.95	(.10)	(.01)	(.11)	14.63	6.92	134	1.24	1.14	1.63	.14
10/31/13	11.13	.01	2.78	2.79	(.12)	(.01)	(.13)	13.79	25.27	62	1.26	1.16	1.66	.04
10/31/12[6,7]	10.00	(.02)	1.15	1.13	—	—	—	11.13	11.30	8.56		.51	1.02	(.17)
Class F-1:
10/31/14	13.92	.13	.93	1.06	(.15)	(.01)	(.16)	14.82	7.69	39.51		.41	.90	.92
10/31/13	11.17	.08	2.82	2.90	(.14)	(.01)	(.15)	13.92	26.23	23.53		.43	.93	.59
10/31/12[6,7]	10.00	.03	1.14	1.17	—	—	—	11.17	11.70	2.19		.14	.65	.28
Class F-2:
10/31/14	13.96	.17	.92	1.09	(.17)	(.01)	(.18)	14.87	7.90	41.24		.14	.63	1.15
10/31/13	11.18	.12	2.82	2.94	(.15)	(.01)	(.16)	13.96	26.57	20.27		.17	.67	.96
10/31/12[6,7]	10.00	.04	1.14	1.18	—	—	—	11.18	11.80	1.11		.06	.57	.37
Class 529-A:
10/31/14	13.91	.13	.93	1.06	(.15)	(.01)	(.16)	14.81	7.70	94.51		.41	.90	.87
10/31/13	11.16	.12	2.78	2.90	(.14)	(.01)	(.15)	13.91	26.27	45.50		.40	.90	.96
10/31/12[6,7]	10.00	.02	1.14	1.16	—	—	—	11.16	11.60	9.23		.18	.69	.21
Class 529-B:
10/31/14	13.80	.03	.90	.93	(.07)	(.01)	(.08)	14.65	6.79	1	1.33	1.23	1.72	.21
10/31/13	11.14	.03	2.75	2.78	(.11)	(.01)	(.12)	13.80	25.11	1	1.38	1.28	1.78	.12
10/31/12[6,7]	10.00	(.03)	1.17	1.14	—	—	—	11.14	11.40	—[8]	.59	.54	1.05	(.26)
Class 529-C:
10/31/14	13.78	—[9]	.92	.92	(.08)	(.01)	(.09)	14.61	6.76	42	1.32	1.22	1.71	(.03)
10/31/13	11.12	(.01)	2.80	2.79	(.12)	(.01)	(.13)	13.78	25.23	16	1.36	1.26	1.76	(.06)
10/31/12[6,7]	10.00	(.02)	1.14	1.12	—	—	—	11.12	11.20	2.60		.56	1.07	(.18)
Class 529-E:
10/31/14	13.88	.08	.93	1.01	(.13)	(.01)	(.14)	14.75	7.33	4.79		.69	1.18	.55
10/31/13	11.16	.06	2.80	2.86	(.13)	(.01)	(.14)	13.88	25.89	2.82		.72	1.22	.49
10/31/12[6,7]	10.00	.01	1.15	1.16	—	—	—	11.16	11.60	—[8]	.33	.29	.80	.08
Class 529-F-1:
10/31/14	13.94	.14	.94	1.08	(.16)	(.01)	(.17)	14.85	7.85	4.31		.21	.70	.96
10/31/13	11.18	.16	2.76	2.92	(.15)	(.01)	(.16)	13.94	26.37	1.37		.27	.77	1.26
10/31/12[6,7]	10.00	.03	1.15	1.18	—	—	—	11.18	11.80	—[8]	.16	.11	.62	.23
(The Financial Highlights table continues on the following page.)

American Funds Portfolio Series / Prospectus 73

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$13.81	$.02	$ .92	$ .94	$(.09)	$(.01)	$(.10)	$14.65	6.86%	$ 2	1.25%	1.15%	1.64%	.13%
10/31/13	11.14	.02	2.78	2.80	(.12)	(.01)	(.13)	13.81	25.28	1	1.25	1.15	1.65	.13
10/31/12[6,7]	10.00	—[9]	1.14	1.14	—	—	—	11.14	11.40	—[8]	.51	.47	.98	(.04)
Class R-2:
10/31/14	13.80	—[9]	.93	.93	(.10)	(.01)	(.11)	14.62	6.82	19	1.30	1.20	1.69	.03
10/31/13	11.15	(.02)	2.81	2.79	(.13)	(.01)	(.14)	13.80	25.24	7	1.27	1.17	1.67	(.18)
10/31/12[6,7]	10.00	(.02)	1.17	1.15	—	—	—	11.15	11.50	1.47		.42	.93	(.21)
Class R-2E:
10/31/14[6,10]	15.02	.01	(.21)	(.20)	—	—	—	14.82	(1.33)	—[8]	.06[11]	.04[11]	.53[11]	.09[11]
Class R-3:
10/31/14	13.86	.09	.92	1.01	(.12)	(.01)	(.13)	14.74	7.38	13.82		.72	1.21	.60
10/31/13	11.16	.05	2.80	2.85	(.14)	(.01)	(.15)	13.86	25.77	6.83		.73	1.23	.36
10/31/12[6,7]	10.00	.04	1.12	1.16	—	—	—	11.16	11.60	—[8]	.33	.29	.80	.39
Class R-4:
10/31/14	13.93	.12	.93	1.05	(.15)	(.01)	(.16)	14.82	7.62	4.48		.38	.87	.81
10/31/13	11.18	.14	2.77	2.91	(.15)	(.01)	(.16)	13.93	26.27	1.49		.39	.89	1.11
10/31/12[6,7]	10.00	—[9]	1.18	1.18	—	—	—	11.18	11.80	—[8]	.21	.16	.67	(.02)
Class R-5:
10/31/14	13.97	.27	.82	1.09	(.17)	(.01)	(.18)	14.88	7.92	1.21		.11	.60	1.84
10/31/13	11.18	.18	2.77	2.95	(.15)	(.01)	(.16)	13.97	26.66	20.23		.13	.63	1.47
10/31/12[6,7]	10.00	.03	1.15	1.18	—	—	—	11.18	11.80	11.10		.05	.56	.30
Class R-6:
10/31/14	14.02	.14	.98	1.12	(.18)	(.01)	(.19)	14.95	8.07	33.14		.04	.53	.96
10/31/13	11.17	.10	2.85	2.95	(.09)	(.01)	(.10)	14.02	26.57	3.18		.08	.58	.79
10/31/12[6,7]	10.00	.05	1.12	1.17	—	—	—	11.17	11.70	—[8]	.13	.08	.59	.52

American Funds Portfolio Series / Prospectus 74

American Funds Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$14.02	$.07	$1.39	$1.46	$(.08)	$(.04)	$(.12)	$15.36	10.46%	$1,345.42%		.32%	.75%	.47%
10/31/13	11.02	.09	3.02	3.11	(.11)	—	(.11)	14.02	28.45	646.45		.35	.79	.67
10/31/12[6,7]	10.00	.02	1.00	1.02	—	—	—	11.02	10.20	108.24		.19	.64	.15
Class B:
10/31/14	13.89	(.04)	1.37	1.33	—	(.04)	(.04)	15.18	9.58	5	1.24	1.14	1.57	(.28)
10/31/13	10.98	—[9]	3.00	3.00	(.09)	—	(.09)	13.89	27.47	5	1.26	1.16	1.60	(.04)
10/31/12[6,7]	10.00	(.02)	1.00	.98	—	—	—	10.98	9.80	1.55		.51	.96	(.23)
Class C:
10/31/14	13.89	(.05)	1.38	1.33	(.02)	(.04)	(.06)	15.16	9.60	259	1.23	1.13	1.56	(.35)
10/31/13	10.98	(.02)	3.02	3.00	(.09)	—	(.09)	13.89	27.52	108	1.24	1.14	1.58	(.17)
10/31/12[6,7]	10.00	(.03)	1.01	.98	—	—	—	10.98	9.80	14.55		.50	.95	(.27)
Class F-1:
10/31/14	14.01	.06	1.40	1.46	(.08)	(.04)	(.12)	15.35	10.44	40.50		.40	.83	.41
10/31/13	11.02	.08	3.02	3.10	(.11)	—	(.11)	14.01	28.41	19.51		.41	.85	.64
10/31/12[6,7]	10.00	.02	1.00	1.02	—	—	—	11.02	10.20	3.19		.15	.60	.19
Class F-2:
10/31/14	14.05	.10	1.40	1.50	(.10)	(.04)	(.14)	15.41	10.69	57.24		.14	.57	.66
10/31/13	11.03	.08	3.06	3.14	(.12)	—	(.12)	14.05	28.75	31.26		.16	.60	.64
10/31/12[6,7]	10.00	.03	1.00	1.03	—	—	—	11.03	10.30	2.09		.05	.50	.27
Class 529-A:
10/31/14	14.01	.06	1.40	1.46	(.08)	(.04)	(.12)	15.35	10.43	184.49		.39	.82	.40
10/31/13	11.01	.09	3.02	3.11	(.11)	—	(.11)	14.01	28.49	90.49		.39	.83	.71
10/31/12[6,7]	10.00	.01	1.00	1.01	—	—	—	11.01	10.10	21.23		.18	.63	.09
Class 529-B:
10/31/14	13.89	(.06)	1.38	1.32	—	(.04)	(.04)	15.17	9.51	1	1.32	1.22	1.65	(.41)
10/31/13	10.98	.01	2.97	2.98	(.07)	—	(.07)	13.89	27.33	1	1.36	1.26	1.70	.04
10/31/12[6,7]	10.00	(.02)	1.00	.98	—	—	—	10.98	9.80	1.59		.55	1.00	(.23)
Class 529-C:
10/31/14	13.88	(.06)	1.37	1.31	—[9]	(.04)	(.04)	15.15	9.45	65	1.31	1.21	1.64	(.41)
10/31/13	10.98	(.02)	3.00	2.98	(.08)	—	(.08)	13.88	27.35	33	1.34	1.24	1.68	(.15)
10/31/12[6,7]	10.00	(.03)	1.01	.98	—	—	—	10.98	9.80	8.60		.55	1.00	(.30)
Class 529-E:
10/31/14	13.96	.01	1.39	1.40	(.05)	(.04)	(.09)	15.27	10.08	11.78		.68	1.11	.09
10/31/13	11.00	.05	3.02	3.07	(.11)	—	(.11)	13.96	28.14	5.80		.70	1.14	.39
10/31/12[6,7]	10.00	(.01)	1.01	1.00	—	—	—	11.00	10.00	1.35		.30	.75	(.05)
Class 529-F-1:
10/31/14	14.04	.09	1.39	1.48	(.09)	(.04)	(.13)	15.39	10.60	10.31		.21	.64	.59
10/31/13	11.03	.11	3.02	3.13	(.12)	—	(.12)	14.04	28.73	4.34		.24	.68	.90
10/31/12[6,7]	10.00	.02	1.01	1.03	—	—	—	11.03	10.20	1.14		.10	.55	.16
(The Financial Highlights table continues on the following page.)

American Funds Portfolio Series / Prospectus 75

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$13.90	$(.05)	$1.38	$1.33	$ —	$(.04)	$(.04)	$15.19	9.57%	$ 5	1.24%	1.14%	1.57%	(.34)%
10/31/13	10.99	.01	2.99	3.00	(.09)	—	(.09)	13.90	27.52	3	1.24	1.14	1.58	.11
10/31/12[6,7]	10.00	(.04)	1.03	.99	—	—	—	10.99	9.90	1.56		.51	.96	(.34)
Class R-2:
10/31/14	13.90	(.06)	1.39	1.33	(.03)	(.04)	(.07)	15.16	9.55	34	1.29	1.19	1.62	(.42)
10/31/13	11.00	(.03)	3.03	3.00	(.10)	—	(.10)	13.90	27.44	13	1.24	1.14	1.58	(.22)
10/31/12[6,7]	10.00	(.03)	1.03	1.00	—	—	—	11.00	10.00	2.48		.44	.89	(.27)
Class R-2E:
10/31/14[6,10]	15.54	.01	(.19)	(.18)	—	—	—	15.36	(1.16)	—[8]	.06[11]	.04[11]	.47[11]	.06[11]
Class R-3:
10/31/14	13.97	.01	1.39	1.40	(.04)	(.04)	(.08)	15.29	10.07	22.81		.71	1.14	.06
10/31/13	11.01	.01	3.05	3.06	(.10)	—	(.10)	13.97	28.02	9.81		.71	1.15	.06
10/31/12[6,7]	10.00	.02	.99	1.01	—	—	—	11.01	10.10	—[8]	.32	.27	.72	.19
Class R-4:
10/31/14	14.02	.06	1.40	1.46	(.08)	(.04)	(.12)	15.36	10.44	7.47		.37	.80	.39
10/31/13	11.03	.08	3.03	3.11	(.12)	—	(.12)	14.02	28.45	2.46		.36	.80	.62
10/31/12[6,7]	10.00	—[9]	1.03	1.03	—	—	—	11.03	10.30	—[8]	.18	.13	.58	.04
Class R-5:
10/31/14	14.06	.15	1.35	1.50	(.10)	(.04)	(.14)	15.42	10.72	1.20		.10	.53	1.03
10/31/13	11.03	.14	3.01	3.15	(.12)	—	(.12)	14.06	28.84	20.20		.10	.54	1.12
10/31/12[6,7]	10.00	.03	1.00	1.03	—	—	—	11.03	10.30	9.09		.04	.49	.24
Class R-6:
10/31/14	14.07	.09	1.41	1.50	(.10)	(.04)	(.14)	15.43	10.75	36.13		.03	.46	.59
10/31/13	11.03	.07	3.08	3.15	(.11)	—	(.11)	14.07	28.84	4.15		.05	.49	.52
10/31/12[6,7]	10.00	.05	.98	1.03	—	—	—	11.03	10.30	—[8]	.12	.07	.52	.46

American Funds Portfolio Series / Prospectus 76

American Funds Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$12.74	$.28	$1.08	$1.36	$(.29)	$(.01)	$(.30)	$13.80	10.77%	$2,564.42%		.32%	.69%	2.08%
10/31/13	10.88	.26	1.88	2.14	(.28)	—	(.28)	12.74	20.01	1,394.43		.33	.70	2.19
10/31/12[6,7]	10.00	.09	.87	.96	(.08)	—	(.08)	10.88	9.63	300.23		.18	.56	.89
Class B:
10/31/14	12.71	.18	1.06	1.24	(.17)	(.01)	(.18)	13.77	9.88	10	1.23	1.13	1.50	1.33
10/31/13	10.86	.17	1.88	2.05	(.20)	—	(.20)	12.71	19.08	10	1.25	1.15	1.52	1.47
10/31/12[6,7]	10.00	.06	.87	.93	(.07)	—	(.07)	10.86	9.30	4.55		.50	.88	.59
Class C:
10/31/14	12.69	.17	1.08	1.25	(.19)	(.01)	(.20)	13.74	9.93	491	1.22	1.12	1.49	1.27
10/31/13	10.86	.16	1.88	2.04	(.21)	—	(.21)	12.69	19.03	237	1.22	1.12	1.49	1.36
10/31/12[6,7]	10.00	.06	.87	.93	(.07)	—	(.07)	10.86	9.30	40.54		.50	.88	.53
Class F-1:
10/31/14	12.74	.27	1.08	1.35	(.28)	(.01)	(.29)	13.80	10.70	63.49		.39	.76	2.00
10/31/13	10.88	.26	1.88	2.14	(.28)	—	(.28)	12.74	19.98	33.49		.39	.76	2.16
10/31/12[6,7]	10.00	.08	.88	.96	(.08)	—	(.08)	10.88	9.66	7.20		.15	.53	.79
Class F-2:
10/31/14	12.75	.30	1.09	1.39	(.31)	(.01)	(.32)	13.82	11.03	73.23		.13	.50	2.27
10/31/13	10.89	.28	1.88	2.16	(.30)	—	(.30)	12.75	20.22	33.24		.14	.51	2.31
10/31/12[6,7]	10.00	.11	.87	.98	(.09)	—	(.09)	10.89	9.81	4.09		.04	.42	1.06
Class 529-A:
10/31/14	12.74	.27	1.07	1.34	(.27)	(.01)	(.28)	13.80	10.67	221.51		.41	.78	2.00
10/31/13	10.88	.26	1.88	2.14	(.28)	—	(.28)	12.74	19.95	129.49		.39	.76	2.17
10/31/12[6,7]	10.00	.09	.87	.96	(.08)	—	(.08)	10.88	9.61	36.26		.22	.60	.84
Class 529-B:
10/31/14	12.71	.16	1.07	1.23	(.16)	(.01)	(.17)	13.77	9.79	2	1.32	1.22	1.59	1.21
10/31/13	10.86	.17	1.87	2.04	(.19)	—	(.19)	12.71	18.99	1	1.34	1.24	1.61	1.45
10/31/12[6,7]	10.00	.06	.86	.92	(.06)	—	(.06)	10.86	9.25	1.59		.54	.92	.53
Class 529-C:
10/31/14	12.69	.16	1.07	1.23	(.17)	(.01)	(.18)	13.74	9.81	93	1.31	1.21	1.58	1.20
10/31/13	10.86	.16	1.86	2.02	(.19)	—	(.19)	12.69	18.86	56	1.33	1.23	1.60	1.33
10/31/12[6,7]	10.00	.05	.88	.93	(.07)	—	(.07)	10.86	9.29	15.59		.54	.92	.49
Class 529-E:
10/31/14	12.72	.23	1.08	1.31	(.24)	(.01)	(.25)	13.78	10.42	10.78		.68	1.05	1.74
10/31/13	10.87	.21	1.89	2.10	(.25)	—	(.25)	12.72	19.61	6.79		.69	1.06	1.80
10/31/12[6,7]	10.00	.07	.88	.95	(.08)	—	(.08)	10.87	9.52	1.34		.30	.68	.63
Class 529-F-1:
10/31/14	12.75	.29	1.08	1.37	(.30)	(.01)	(.31)	13.81	10.87	16.30		.20	.57	2.19
10/31/13	10.89	.29	1.87	2.16	(.30)	—	(.30)	12.75	20.14	10.32		.22	.59	2.41
10/31/12[6,7]	10.00	.10	.87	.97	(.08)	—	(.08)	10.89	9.78	1.14		.09	.47	.89
(The Financial Highlights table continues on the following page.)
American Funds Portfolio Series / Prospectus 77

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$12.70	$.17	$1.07	$1.24	$(.18)	$(.01)	$(.19)	$13.75	9.88%	$ 7	1.23%	1.13%	1.50%	1.28%
10/31/13	10.86	.16	1.89	2.05	(.21)	—	(.21)	12.70	19.12	4	1.23	1.13	1.50	1.38
10/31/12[6,7]	10.00	.08	.85	.93	(.07)	—	(.07)	10.86	9.28	1.54		.50	.88	.79
Class R-2:
10/31/14	12.69	.16	1.08	1.24	(.18)	(.01)	(.19)	13.74	9.89	38	1.28	1.18	1.55	1.23
10/31/13	10.86	.14	1.90	2.04	(.21)	—	(.21)	12.69	19.09	18	1.24	1.14	1.51	1.21
10/31/12[6,7]	10.00	.06	.87	.93	(.07)	—	(.07)	10.86	9.38	1.48		.43	.81	.52
Class R-2E:
10/31/14[6,10]	13.91	.06	(.11)	(.05)	(.06)	—	(.06)	13.80	(.34)	—[8]	.06[11]	.04[11]	.41[11]	.44[11]
Class R-3:
10/31/14	12.72	.22	1.08	1.30	(.24)	(.01)	(.25)	13.77	10.31	28.80		.70	1.07	1.68
10/31/13	10.87	.21	1.89	2.10	(.25)	—	(.25)	12.72	19.67	13.80		.70	1.07	1.79
10/31/12[6,7]	10.00	.12	.83	.95	(.08)	—	(.08)	10.87	9.52	1.31		.27	.65	1.09
Class R-4:
10/31/14	12.74	.27	1.08	1.35	(.28)	(.01)	(.29)	13.80	10.75	10.47		.37	.74	2.00
10/31/13	10.89	.24	1.90	2.14	(.29)	—	(.29)	12.74	19.95	2.44		.34	.71	1.97
10/31/12[6,7]	10.00	.11	.86	.97	(.08)	—	(.08)	10.89	9.78	—[8]	.16	.11	.49	1.02
Class R-5:
10/31/14	12.76	.35	1.03	1.38	(.29)	(.01)	(.30)	13.84	10.99	1.19		.09	.46	2.65
10/31/13	10.89	.30	1.88	2.18	(.31)	—	(.31)	12.76	20.35	20.18		.08	.45	2.58
10/31/12[6,7]	10.00	.10	.88	.98	(.09)	—	(.09)	10.89	9.81	11.08		.03	.41	.96
Class R-6:
10/31/14	12.75	.29	1.11	1.40	(.32)	(.01)	(.33)	13.82	11.13	32.12		.02	.39	2.14
10/31/13	10.89	.27	1.90	2.14	(.31)	—	(.31)	12.75	20.26	1.14		.04	.41	2.27
10/31/12[6,7]	10.00	.11	.86	.97	(.08)	—	(.08)	10.89	9.78	—[8]	.14	.10	.48	1.02

American Funds Portfolio Series / Prospectus 78

American Funds Balanced Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$12.44	$.22	$ .88	$1.10	$(.22)	$13.32	8.94%	$1,803.43%		.33%	.67%	1.67%
10/31/13	10.80	.21	1.64	1.85	(.21)	12.44	17.29	1,010.45		.35	.69	1.76
10/31/12[6,7]	10.00	.08	.78	.86	(.06)	10.80	8.62	239.23		.18	.53	.73
Class B:
10/31/14	12.41	.12	.88	1.00	(.12)	13.29	8.08	7	1.23	1.13	1.47	.92
10/31/13	10.78	.12	1.63	1.75	(.12)	12.41	16.38	7	1.25	1.15	1.49	1.03
10/31/12[6,7]	10.00	.04	.79	.83	(.05)	10.78	8.29	3.55		.50	.85	.37
Class C:
10/31/14	12.39	.11	.89	1.00	(.13)	13.26	8.11	416	1.22	1.12	1.46	.86
10/31/13	10.78	.11	1.64	1.75	(.14)	12.39	16.32	197	1.23	1.13	1.47	.96
10/31/12[6,7]	10.00	.04	.79	.83	(.05)	10.78	8.30	40.54		.50	.85	.37
Class F-1:
10/31/14	12.43	.21	.89	1.10	(.21)	13.32	8.94	62.49		.39	.73	1.63
10/31/13	10.80	.19	1.65	1.84	(.21)	12.43	17.20	40.50		.40	.74	1.61
10/31/12[6,7]	10.00	.08	.78	.86	(.06)	10.80	8.64	4.19		.15	.50	.79
Class F-2:
10/31/14	12.45	.24	.89	1.13	(.25)	13.33	9.11	64.23		.13	.47	1.84
10/31/13	10.81	.23	1.64	1.87	(.23)	12.45	17.51	29.25		.15	.49	1.96
10/31/12[6,7]	10.00	.09	.79	.88	(.07)	10.81	8.80	6.09		.04	.39	.88
Class 529-A:
10/31/14	12.43	.21	.89	1.10	(.21)	13.32	8.92	144.52		.42	.76	1.59
10/31/13	10.79	.21	1.63	1.84	(.20)	12.43	17.27	90.49		.39	.73	1.77
10/31/12[6,7]	10.00	.07	.78	.85	(.06)	10.79	8.51	34.27		.23	.58	.66
Class 529-B:
10/31/14	12.41	.11	.87	.98	(.10)	13.29	7.96	1	1.32	1.22	1.56	.87
10/31/13	10.78	.11	1.63	1.74	(.11)	12.41	16.23	1	1.34	1.24	1.58	.91
10/31/12[6,7]	10.00	.04	.78	.82	(.04)	10.78	8.25	—[8]	.59	.54	.89	.38
Class 529-C:
10/31/14	12.40	.10	.89	.99	(.12)	13.27	7.98	75	1.31	1.21	1.55	.78
10/31/13	10.78	.11	1.63	1.74	(.12)	12.40	16.26	44	1.33	1.23	1.57	.91
10/31/12[6,7]	10.00	.04	.78	.82	(.04)	10.78	8.25	14.59		.55	.90	.33
Class 529-E:
10/31/14	12.42	.17	.89	1.06	(.18)	13.30	8.56	5.78		.68	1.02	1.31
10/31/13	10.79	.17	1.63	1.80	(.17)	12.42	16.89	3.80		.70	1.04	1.44
10/31/12[6,7]	10.00	.06	.79	.85	(.06)	10.79	8.49	1.35		.30	.65	.61
Class 529-F-1:
10/31/14	12.44	.24	.89	1.13	(.24)	13.33	9.12	12.30		.20	.54	1.83
10/31/13	10.80	.24	1.62	1.86	(.22)	12.44	17.45	9.32		.22	.56	2.03
10/31/12[6,7]	10.00	.09	.77	.86	(.06)	10.80	8.67	1.14		.09	.44	.85
(The Financial Highlights table continues on the following page.)
American Funds Portfolio Series / Prospectus 79

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$12.40	$.12	$ .87	$ .99	$(.12)	$13.27	8.06%	$ 7	1.23%	1.13%	1.47%	.89%
10/31/13	10.78	.11	1.64	1.75	(.13)	12.40	16.40	4	1.24	1.14	1.48	.95
10/31/12[6,7]	10.00	.04	.79	.83	(.05)	10.78	8.32	1.55		.50	.85	.36
Class R-2:
10/31/14	12.40	.10	.89	.99	(.12)	13.27	8.04	36	1.28	1.18	1.52	.79
10/31/13	10.79	.11	1.64	1.75	(.14)	12.40	16.33	15	1.25	1.15	1.49	.90
10/31/12[6,7]	10.00	.04	.81	.85	(.06)	10.79	8.50	3.48		.44	.79	.40
Class R-2E:
10/31/14[6,10]	13.37	.04	(.05)	(.01)	(.05)	13.31	(.10)	—[8]	.06[11]	.04[11]	.38[11]	.31[11]
Class R-3:
10/31/14	12.42	.16	.90	1.06	(.18)	13.30	8.56	35.81		.71	1.05	1.27
10/31/13	10.79	.16	1.64	1.80	(.17)	12.42	16.86	18.80		.70	1.04	1.36
10/31/12[6,7]	10.00	.10	.75	.85	(.06)	10.79	8.53	5.31		.26	.61	.89
Class R-4:
10/31/14	12.44	.21	.89	1.10	(.22)	13.32	8.88	40.47		.37	.71	1.61
10/31/13	10.80	.20	1.65	1.85	(.21)	12.44	17.33	24.43		.33	.67	1.71
10/31/12[6,7]	10.00	.10	.76	.86	(.06)	10.80	8.61	1.20		.15	.50	.92
Class R-5:
10/31/14	12.45	.27	.87	1.14	(.25)	13.34	9.24	9.19		.09	.43	2.06
10/31/13	10.81	.24	1.63	1.87	(.23)	12.45	17.56	15.18		.08	.42	2.06
10/31/12[6,7]	10.00	.09	.79	.88	(.07)	10.81	8.80	7.08		.03	.38	.83
Class R-6:
10/31/14	12.45	.25	.90	1.15	(.26)	13.34	9.29	39.13		.03	.37	1.89
10/31/13	10.81	.24	1.64	1.88	(.24)	12.45	17.57	10.14		.04	.38	2.01
10/31/12[6,7]	10.00	.10	.77	.87	(.06)	10.81	8.77	—[8]	.13	.08	.43	.93

American Funds Portfolio Series / Prospectus 80

American Funds Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$11.46	$.37	$.53	$ .90	$(.37)	$(.01)	$(.38)	$11.98	7.94%	$1,766.45%		.35%	.66%	3.18%
10/31/13	10.57	.36	.90	1.26	(.37)	—	(.37)	11.46	12.19	1,067.48		.38	.68	3.28
10/31/12[6,7]	10.00	.16	.52	.68	(.11)	—	(.11)	10.57	6.84	307.23		.18	.49	1.54
Class B:
10/31/14	11.43	.28	.53	.81	(.27)	(.01)	(.28)	11.96	7.17	6	1.23	1.13	1.44	2.40
10/31/13	10.55	.28	.90	1.18	(.30)	—	(.30)	11.43	11.35	6	1.25	1.15	1.45	2.51
10/31/12[6,7]	10.00	.13	.51	.64	(.09)	—	(.09)	10.55	6.47	2.55		.50	.81	1.26
Class C:
10/31/14	11.41	.28	.54	.82	(.29)	(.01)	(.30)	11.93	7.19	381	1.22	1.12	1.43	2.41
10/31/13	10.54	.28	.90	1.18	(.31)	—	(.31)	11.41	11.35	214	1.23	1.13	1.43	2.51
10/31/12[6,7]	10.00	.12	.52	.64	(.10)	—	(.10)	10.54	6.41	58.54		.50	.81	1.20
Class F-1:
10/31/14	11.46	.37	.53	.90	(.36)	(.01)	(.37)	11.99	7.97	62.49		.39	.70	3.15
10/31/13	10.57	.37	.89	1.26	(.37)	—	(.37)	11.46	12.17	42.51		.41	.71	3.31
10/31/12[6,7]	10.00	.16	.52	.68	(.11)	—	(.11)	10.57	6.85	18.20		.16	.47	1.50
Class F-2:
10/31/14	11.46	.40	.54	.94	(.39)	(.01)	(.40)	12.00	8.32	59.23		.13	.44	3.39
10/31/13	10.57	.39	.90	1.29	(.40)	—	(.40)	11.46	12.44	36.25		.15	.45	3.50
10/31/12[6,7]	10.00	.17	.52	.69	(.12)	—	(.12)	10.57	6.90	10.09		.04	.35	1.61
Class 529-A:
10/31/14	11.45	.36	.54	.90	(.36)	(.01)	(.37)	11.98	7.94	62.53		.43	.74	3.11
10/31/13	10.56	.35	.91	1.26	(.37)	—	(.37)	11.45	12.14	39.55		.45	.75	3.20
10/31/12[6,7]	10.00	.16	.51	.67	(.11)	—	(.11)	10.56	6.72	13.25		.20	.51	1.56
Class 529-B:
10/31/14	11.43	.27	.54	.81	(.27)	(.01)	(.28)	11.96	7.10	1	1.32	1.22	1.53	2.34
10/31/13	10.55	.27	.90	1.17	(.29)	—	(.29)	11.43	11.23	1	1.34	1.24	1.54	2.45
10/31/12[6,7]	10.00	.12	.53	.65	(.10)	—	(.10)	10.55	6.50	—[8]	.58	.53	.84	1.12
Class 529-C:
10/31/14	11.41	.27	.53	.80	(.27)	(.01)	(.28)	11.93	7.06	40	1.31	1.21	1.52	2.33
10/31/13	10.54	.27	.89	1.16	(.29)	—	(.29)	11.41	11.23	29	1.33	1.23	1.53	2.42
10/31/12[6,7]	10.00	.13	.51	.64	(.10)	—	(.10)	10.54	6.41	9.59		.54	.85	1.20
Class 529-E:
10/31/14	11.44	.34	.53	.87	(.33)	(.01)	(.34)	11.97	7.70	5.78		.68	.99	2.86
10/31/13	10.56	.33	.89	1.22	(.34)	—	(.34)	11.44	11.80	3.80		.70	1.00	2.98
10/31/12[6,7]	10.00	.15	.52	.67	(.11)	—	(.11)	10.56	6.69	1.35		.30	.61	1.47
Class 529-F-1:
10/31/14	11.46	.40	.52	.92	(.38)	(.01)	(.39)	11.99	8.16	4.30		.20	.51	3.36
10/31/13	10.57	.39	.89	1.28	(.39)	—	(.39)	11.46	12.36	2.33		.23	.53	3.54
10/31/12[6,7]	10.00	.17	.52	.69	(.12)	—	(.12)	10.57	6.89	—[8]	.14	.09	.40	1.63
(The Financial Highlights table continues on the following page.)

American Funds Portfolio Series / Prospectus 81

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$11.42	$.27	$ .55	$ .82	$(.29)	$(.01)	$(.30)	$11.94	7.20%	$ 2	1.23%	1.13%	1.44%	2.34%
10/31/13	10.55	.28	.90	1.18	(.31)	—	(.31)	11.42	11.36	1	1.23	1.13	1.43	2.57
10/31/12[6,7]	10.00	.17	.49	.66	(.11)	—	(.11)	10.55	6.59	—[8]	.48	.43	.74	1.63
Class R-2:
10/31/14	11.42	.27	.54	.81	(.28)	(.01)	(.29)	11.94	7.10	15	1.29	1.19	1.50	2.35
10/31/13	10.56	.27	.90	1.17	(.31)	—	(.31)	11.42	11.26	10	1.25	1.15	1.45	2.44
10/31/12[6,7]	10.00	.13	.53	.66	(.10)	—	(.10)	10.56	6.67	2.50		.45	.76	1.28
Class R-2E:
10/31/14[6,10]	12.07	.08	(.07)	.01	(.10)	—	(.10)	11.98	.07	—[8]	.06[11]	.04[11]	.35[11]	.69[11]
Class R-3:
10/31/14	11.45	.33	.53	.86	(.33)	(.01)	(.34)	11.97	7.58	11.81		.71	1.02	2.84
10/31/13	10.56	.31	.92	1.23	(.34)	—	(.34)	11.45	11.86	6.81		.71	1.01	2.83
10/31/12[6,7]	10.00	.19	.48	.67	(.11)	—	(.11)	10.56	6.75	2.31		.26	.57	1.85
Class R-4:
10/31/14	11.46	.36	.55	.91	(.37)	(.01)	(.38)	11.99	7.99	10.47		.37	.68	3.05
10/31/13	10.57	.37	.90	1.27	(.38)	—	(.38)	11.46	12.24	6.45		.35	.65	3.37
10/31/12[6,7]	10.00	.23	.46	.69	(.12)	—	(.12)	10.57	6.89	1.18		.14	.45	2.21
Class R-5:
10/31/14	11.47	.42	.51	.93	(.39)	(.01)	(.40)	12.00	8.24	2.19		.09	.40	3.58
10/31/13	10.57	.39	.91	1.30	(.40)	—	(.40)	11.47	12.58	9.19		.09	.39	3.54
10/31/12[6,7]	10.00	.17	.52	.69	(.12)	—	(.12)	10.57	6.91	5.08		.03	.34	1.68
Class R-6:
10/31/14	11.47	.41	.53	.94	(.40)	(.01)	(.41)	12.00	8.33	12.13		.03	.34	3.48
10/31/13	10.57	.37	.93	1.30	(.40)	—	(.40)	11.47	12.57	2.13		.03	.33	3.29
10/31/12[6,7]	10.00	.19	.50	.69	(.12)	—	(.12)	10.57	6.89	—[8]	.14	.09	.40	1.79

American Funds Portfolio Series / Prospectus 82

American Funds Tax-Advantaged Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$11.54	$.34	$.94	$1.28	$(.34)	$ —	$(.34)	$12.48	11.25%	$413.54%		.44%	.81%	2.85%
10/31/13	10.66	.33	.86	1.19	(.30)	(.01)	(.31)	11.54	11.28	220.55		.45	.82	2.93
10/31/12[6,7]	10.00	.15	.62	.77	(.11)	—	(.11)	10.66	7.73	66.24		.19	.55	1.45
Class B:
10/31/14	11.52	.26	.94	1.20	(.25)	—	(.25)	12.47	10.55	—[8]	1.25	1.15	1.52	2.16
10/31/13	10.66	.25	.85	1.10	(.23)	(.01)	(.24)	11.52	10.38	—[8]	1.28	1.18	1.55	2.24
10/31/12[6,7]	10.00	.12	.63	.75	(.09)	—	(.09)	10.66	7.51	—[8]	.52	.48	.84	1.20
Class C:
10/31/14	11.50	.26	.93	1.19	(.26)	—	(.26)	12.43	10.49	60	1.24	1.14	1.51	2.14
10/31/13	10.64	.25	.85	1.10	(.23)	(.01)	(.24)	11.50	10.45	27	1.27	1.17	1.54	2.21
10/31/12[6,7]	10.00	.11	.63	.74	(.10)	—	(.10)	10.64	7.43	8.55		.50	.86	1.01
Class F-1:
10/31/14	11.54	.35	.93	1.28	(.34)	—	(.34)	12.48	11.25	16.51		.41	.78	2.91
10/31/13	10.66	.33	.86	1.19	(.30)	(.01)	(.31)	11.54	11.31	11.53		.43	.80	2.92
10/31/12[6,7]	10.00	.14	.63	.77	(.11)	—	(.11)	10.66	7.79	3.19		.15	.51	1.30
Class F-2:
10/31/14	11.54	.37	.96	1.33	(.37)	—	(.37)	12.50	11.71	18.24		.14	.51	3.09
10/31/13	10.67	.36	.85	1.21	(.33)	(.01)	(.34)	11.54	11.46	6.28		.18	.55	3.21
10/31/12[6,7]	10.00	.15	.64	.79	(.12)	—	(.12)	10.67	7.92	1.10		.05	.41	1.48

American Funds Portfolio Series / Prospectus 83

American Funds Preservation Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$ 9.91	$.10	$ .04	$ .14	$(.10)	$ 9.95	1.44%	$436.50%		.39%	.69%	1.01%
10/31/13	10.08	.11	(.17)	(.06)	(.11)	9.91	(.59)	333.53		.41	.71	1.13
10/31/12[6,7]	10.00	.06	.07	.13	(.05)	10.08	1.26	163.23		.19	.50	.60
Class B:
10/31/14	9.91	.03	.03	.06	(.02)	9.95	.64	2	1.26	1.15	1.45	.28
10/31/13	10.08	.04	(.17)	(.13)	(.04)	9.91	(1.32)	2	1.28	1.17	1.47	.38
10/31/12[6,7]	10.00	.03	.07	.10	(.02)	10.08	.97	2.55		.51	.82	.28
Class C:
10/31/14	9.90	.03	.04	.07	(.03)	9.94	.68	93	1.25	1.14	1.44	.27
10/31/13	10.07	.04	(.17)	(.13)	(.04)	9.90	(1.29)	67	1.27	1.15	1.45	.39
10/31/12[6,7]	10.00	.03	.06	.09	(.02)	10.07	.93	33.55		.50	.81	.28
Class F-1:
10/31/14	9.91	.10	.05	.15	(.10)	9.96	1.51	9.51		.41	.71	1.00
10/31/13	10.08	.11	(.17)	(.06)	(.11)	9.91	(.61)	6.54		.42	.72	1.13
10/31/12[6,7]	10.00	.06	.07	.13	(.05)	10.08	1.33	7.20		.15	.46	.63
Class F-2:
10/31/14	9.91	.12	.04	.16	(.12)	9.95	1.67	12.25		.15	.45	1.25
10/31/13	10.08	.14	(.17)	(.03)	(.14)	9.91	(.34)	6.28		.17	.47	1.37
10/31/12[6,7]	10.00	.07	.07	.14	(.06)	10.08	1.40	3.10		.05	.36	.74
Class 529-A:
10/31/14	9.91	.09	.04	.13	(.09)	9.95	1.36	44.56		.45	.75	.96
10/31/13	10.08	.11	(.17)	(.06)	(.11)	9.91	(.61)	33.56		.44	.74	1.09
10/31/12[6,7]	10.00	.06	.06	.12	(.04)	10.08	1.25	17.26		.22	.53	.57
Class 529-B:
10/31/14	9.92	.02	.04	.06	(.02)	9.96	.56	—[8]	1.34	1.23	1.53	.20
10/31/13	10.08	.03	(.16)	(.13)	(.03)	9.92	(1.33)	—[8]	1.38	1.26	1.56	.29
10/31/12[6,7]	10.00	.02	.07	.09	(.01)	10.08	.89	1.59		.55	.86	.25
Class 529-C:
10/31/14	9.91	.02	.04	.06	(.02)	9.95	.60	22	1.34	1.23	1.53	.18
10/31/13	10.08	.03	(.17)	(.14)	(.03)	9.91	(1.38)	17	1.37	1.25	1.55	.29
10/31/12[6,7]	10.00	.02	.07	.09	(.01)	10.08	.93	9.60		.55	.86	.24
Class 529-E:
10/31/14	9.91	.07	.04	.11	(.07)	9.95	1.12	2.80		.70	1.00	.71
10/31/13	10.07	.08	(.16)	(.08)	(.08)	9.91	(.78)	2.83		.71	1.01	.83
10/31/12[6,7]	10.00	.05	.06	.11	(.04)	10.07	1.13	1.35		.31	.62	.47
Class 529-F-1:
10/31/14	9.91	.12	.04	.16	(.12)	9.95	1.59	8.33		.22	.52	1.18
10/31/13	10.08	.13	(.17)	(.04)	(.13)	9.91	(.40)	6.35		.24	.54	1.28
10/31/12[6,7]	10.00	.07	.07	.14	(.06)	10.08	1.37	1.14		.10	.41	.68
(The Financial Highlights table continues on the following page.)
American Funds Portfolio Series / Prospectus 84

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$ 9.91	$.02	$ .05	$ .07	$(.03)	$ 9.95	.66%	$1	1.26%	1.15%	1.45%	.25%
10/31/13	10.08	.04	(.17)	(.13)	(.04)	9.91	(1.32)	1	1.27	1.15	1.45	.39
10/31/12[6,7]	10.00	.03	.10	.13	(.05)	10.08	1.30	—[8]	.45	.41	.72	.35
Class R-2:
10/31/14	9.90	.02	.04	.06	(.02)	9.94	.62	8	1.33	1.22	1.52	.19
10/31/13	10.07	.04	(.17)	(.13)	(.04)	9.90	(1.30)	6	1.29	1.17	1.47	.36
10/31/12[6,7]	10.00	.03	.08	.11	(.04)	10.07	1.11	1.47		.42	.73	.33
Class R-2E:
10/31/14[6,10]	9.96	.02	—[9]	.02	(.02)	9.96	.16	—[8]	.06[11]	.04[11]	.34[11]	.17[11]
Class R-3:
10/31/14	9.91	.07	.04	.11	(.07)	9.95	1.09	7.84		.73	1.03	.67
10/31/13	10.08	.08	(.17)	(.09)	(.08)	9.91	(.85)	5.83		.72	1.02	.80
10/31/12[6,7]	10.00	.05	.07	.12	(.04)	10.08	1.19	—[8]	.33	.29	.60	.51
Class R-4:
10/31/14	9.92	.10	.04	.14	(.10)	9.96	1.43	3.49		.39	.69	1.03
10/31/13	10.08	.12	(.17)	(.05)	(.11)	9.92	(.45)	1.49		.38	.68	1.16
10/31/12[6,7]	10.00	.06	.08	.14	(.06)	10.08	1.36	—[8]	.17	.13	.44	.63
Class R-5:
10/31/14	9.91	.14	.04	.18	(.13)	9.96	1.78	1.22		.11	.41	1.35
10/31/13	10.08	.14	(.17)	(.03)	(.14)	9.91	(.28)	4.22		.10	.40	1.44
10/31/12[6,7]	10.00	.07	.07	.14	(.06)	10.08	1.42	3.08		.04	.35	.75
Class R-6:
10/31/14	9.91	.13	.05	.18	(.13)	9.96	1.76	6.14		.04	.34	1.31
10/31/13	10.08	.15	(.18)	(.03)	(.14)	9.91	(.16)	—[8]	.20	.08	.38	1.45
10/31/12[6,7]	10.00	.07	.06	.13	(.05)	10.08	1.34	—[8]	.13	.08	.39	.72

American Funds Portfolio Series / Prospectus 85

American Funds Tax-Exempt Preservation Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers[4]	Ratio of expenses to average net assets after reim- bursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$ 9.81	$.26	$ .18	$ .44	$(.26)	$ 9.99	4.50%	$159.56%		.44%	.75%	2.59%
10/31/13	10.11	.25	(.30)	(.05)	(.25)	9.81	(.48)	123.58		.45	.76	2.54
10/31/12[6,7]	10.00	.12	.09	.21	(.10)	10.11	2.10	72.24		.19	.50	1.22
Class B:
10/31/14	9.82	.19	.17	.36	(.18)	10.00	3.74	—[8]	1.27	1.15	1.46	1.91
10/31/13	10.12	.18	(.30)	(.12)	(.18)	9.82	(1.21)	—[8]	1.29	1.16	1.47	1.83
10/31/12[6,7]	10.00	.09	.09	.18	(.06)	10.12	1.84	—[8]	.53	.49	.80	.92
Class C:
10/31/14	9.80	.19	.18	.37	(.19)	9.98	3.79	42	1.26	1.14	1.45	1.90
10/31/13	10.10	.18	(.30)	(.12)	(.18)	9.80	(1.17)	39	1.28	1.15	1.46	1.85
10/31/12[6,7]	10.00	.09	.09	.18	(.08)	10.10	1.77	22.55		.51	.82	.89
Class F-1:
10/31/14	9.81	.26	.18	.44	(.26)	9.99	4.54	4.52		.40	.71	2.64
10/31/13	10.11	.26	(.31)	(.05)	(.25)	9.81	(.49)	5.56		.42	.73	2.56
10/31/12[6,7]	10.00	.12	.09	.21	(.10)	10.11	2.13	9.20		.16	.47	1.24
Class F-2:
10/31/14	9.81	.29	.18	.47	(.29)	9.99	4.81	11.26		.15	.46	2.89
10/31/13	10.11	.28	(.30)	(.02)	(.28)	9.81	(.22)	8.30		.16	.47	2.82
10/31/12[6,7]	10.00	.13	.09	.22	(.11)	10.11	2.25	12.10		.05	.36	1.34

	Period ended October 31,
Portfolio turnover rate for all share classes	2014	2013	2012[6,7,12]
Global Growth Portfolio	—%[13]	—%[13]	40%
Growth Portfolio	—[13]	—[13]	24
Growth and Income Portfolio	—[13]	—[13]	7
Balanced Portfolio	—[13]	—[13]	9
Income Portfolio	—[13]	—[13]	7
Tax-Advantaged Income Portfolio	1	2[12]	45
Preservation Portfolio	5	11[12]	16
Tax-Exempt Preservation Portfolio	14	28[12]	36
[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During the periods shown, Capital Research and Management Company reduced fees for investment advisory services. During the periods shown, Capital Research and Management Company also reimbursed other fees and expenses for Preservation Portfolio and Tax-Exempt Preservation Portfolio.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period May 18, 2012, commencement of operations, through October 31, 2012.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Class R-2E assets consisted solely of seed capital invested by Capital Research and Management Company; therefore, certain fees were not accrued.
[12]	Portfolio turnover rates reflect the redemption (or removal) of Capital Research and Management Company’s initial capital investment, without which the portfolio turnover rates would have been lower.
[13]	Amount is either less than 1% or there is no turnover.
American Funds Portfolio Series / Prospectus 86

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For dealer services	American Funds Distributors (800) 421-9900
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the series, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the series’ investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the series, including the series’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the series, the series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the series are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the series. You may also occasionally receive proxy statements for the series. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (866) 421-2166 or write to the secretary of the series at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-900-0115P Litho in USA CGD/ALD/10208	Investment Company File No. 811-22656

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds Portfolio SeriesSM

Part B
Statement of Additional Information

January 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Portfolio Series (the “series”) dated January 1, 2015. Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds listed below. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the series at the following address:

American Funds Portfolio Series
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

	Class A	Class B	Class C	Class F-1	Class F-2	Class 529-A	Class 529-B	Class 529-C	Class 529-E
American Funds Global Growth PortfolioSM	PGGAX	PGGBX	GGPCX	PGGFX	PGWFX	CPGAX	CGGBX	CPGCX	CGGEX
American Funds Growth PortfolioSM	GWPAX	GWPBX	GWPCX	GWPFX	GWPEX	CGPAX	CGPBX	CGPCX	CGPEX
American Funds Growth and Income PortfolioSM	GAIOX	GAIBX	GAITX	GAIFX	GAIEX	CGNAX	CGNBX	CGNCX	CGNEX
American Funds Balanced PortfolioSM	BLPAX	BLPBX	BLPCX	BLPFX	BLPEX	CBAAX	CBBBX	CBPCX	CBAEX
American Funds Income PortfolioSM	INPAX	INPBX	INPCX	INPFX	INPEX	CIPAX	CIPBX	CIPCX	CIPEX
American Funds Tax-Advantaged Income PortfolioSM	TAIAX	TXABX	TAICX	TAIFX	TXIFX	N/A	N/A	N/A	N/A
American Funds Preservation PortfolioSM	PPVAX	PPVBX	PPVCX	PPVFX	PPEFX	CPPAX	CPPBX	CPPCX	CPPEX
American Funds Tax-Exempt Preservation PortfolioSM	TEPAX	TEPBX	TEPCX	TEPFX	TXEFX	N/A	N/A	N/A	N/A
	Class 529-F-1	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Global Growth Portfolio	CGGFX	RGGAX	RGGBX	REBGX	RGLCX	RGGEX	RGGFX	RGGGX
American Funds Growth Portfolio	CGPFX	RGWAX	RGWBX	RBGEX	RGPCX	RGWEX	RGWFX	RGWGX
American Funds Growth and Income Portfolio	CGNFX	RGNAX	RGNBX	RBEGX	RAICX	RGNEX	RGNFX	RGNGX
American Funds Balanced Portfolio	CBAFX	RBAAX	RBABX	RBBEX	RBACX	RBAEX	RBAFX	RBAGX
American Funds Income Portfolio	CIPFX	RNCAX	RINBX	RNBEX	RNCCX	RINEX	RINFX	RINGX
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	CPPFX	RPPVX	RPPBX	RPBEX	RPPCX	RPPEX	RPPFX	RPPGX
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment portfolio
Financial statements

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” which provides information about the series and the underlying funds.

Investment techniques relating to the funds in the series — In addition to its investments in the underlying funds, a portion of each fund’s assets, which will normally be less than 20%, may be held in cash or cash equivalents, including but not limited to obligations of banks, such as time deposits, or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d) repurchase agreements.

Each fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. There is no limit on the extent to which each fund may take temporary defensive measures. In taking such measures, each fund may fail to achieve its investment objective.

Investment techniques relating to the underlying funds — Because the following is a combined summary of investment strategies of all of the underlying funds, certain matters described herein will only apply to your fund to the extent it is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund’s prospectus or the “Fund policies” section of this SAI, or by applicable law, each fund in the series may invest in underlying funds which engage in each of the practices described below.

The underlying funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — An underlying fund may invest in debt securities. Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount

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from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

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The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

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Warrants and rights — Warrants and rights may be acquired by an underlying fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in emerging markets. Although there is no universally accepted definition, the investment adviser generally considers emerging markets to refer to the securities markets of countries in the earlier stages of their industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union and would

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include markets commonly referred to as “frontier markets.” Historically, emerging markets have been more volatile than the markets of developed countries. An underlying fund may invest in securities of issuers in developing and emerging market countries only to a limited extent.

Additional costs could be incurred in connection with an underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the underlying fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Certain risk factors related to developing and emerging countries

Currency fluctuations — An underlying fund’s investments may be valued in currencies other than the U.S. dollar. Certain developing and emerging countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, an underlying fund can engage in certain currency transactions to hedge against currency fluctuations. See “Currency transactions” below.

Government regulation — The political, economic and social structures of certain developing and emerging countries may be more volatile and less developed than those in the United States. Certain developing and emerging countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing market countries. While an underlying fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the underlying fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing and emerging countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing and emerging country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

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Less developed securities markets — Developing countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings of an underlying fund difficult or impossible at times.

Settlement risks — Settlement systems in developing and emerging countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in developing and emerging countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Investor information — An underlying fund may encounter problems assessing investment opportunities in certain developing securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by an underlying fund varies among developing and emerging countries and, in some cases, is comparatively high. In addition, developing and emerging countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an underlying fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — An underlying fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in

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interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), Tennessee Valley Authority and Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Pass-through securities — An underlying fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in

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bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

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Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Municipal lease obligations — An underlying fund may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the investment adviser. In determining whether these securities are liquid, the investment adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

Municipal inflation-indexed bonds — An underlying fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

Insured municipal bonds — An underlying fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. When assigning a credit rating to an insured municipal bond the investment adviser considers the higher of the credit rating of the insurer, based on the insurer’s claims-paying ability, and the credit rating of the issuer (or the equivalent as determined by the investment adviser if the issuer is not rated by the rating agencies). Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund’s shares. If the credit rating of the insurer were reduced, this could have an adverse effect upon the credit rating of the insured bond and, therefore, its market value.

U.S. Territories and Commonwealth obligations — An underlying fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, affect negatively the value of the funds’ holdings in such obligations.

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For the last several years, certain municipal issuers in Puerto Rico have experienced — and, in some cases, continue to experience — significant financial difficulties. The Puerto Rican economy is characterized by ongoing economic stagnation and fiscal challenges, including persistent budget deficits, underfunded public pensions, high unemployment, significant debt service obligations and liquidity issues. As a result, each of Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings has downgraded its respective ratings of Puerto Rico’s general obligation debt and of certain related Puerto Rican issuers to below investment grade. Each of these credit rating agencies also maintains a negative outlook on certain Puerto Rican issuers. Credit rating downgrades could potentially lead to less market demand, less liquidity, wider spreads and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may adversely affect the fund’s investments and performance.

In June 2014, Puerto Rico enacted legislation to allow certain Puerto Rico public corporations, including Puerto Rico’s Electric Power Authority, Aqueduct and Sewer Authority, and Highway and Transportation Authority, to seek protection from creditors and to restructure their debt obligations should they become insolvent. Under this legislation, holders of debt of an insolvent public corporation could lose certain of their rights and likely would not receive timely payments of principal and interest. Shortly after the passage of the legislation, credit rating agencies further downgraded the ratings of Puerto Rico and many of its public corporations and authorities. Additionally, certain holders of Puerto Rico municipal debt filed suit to have the legislation declared unconstitutional and unenforceable. The results, timing and course of this litigation are presently unpredictable and will remain uncertain until final resolution of the matter. However, if the legislation is ultimately found to be valid, its enforcement may have a negative impact on the fund’s investment results to the extent the fund holds securities of public corporations covered by the law.

Zero coupon bonds — Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pre-refunded bonds — From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase U.S. government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement.

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The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Currency transactions — An underlying fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). An underlying fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, an underlying fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the underlying fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the underlying fund’s investment adviser. For example, if the underlying fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, a fund may incur a loss. The underlying fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission (“SEC”).

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

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An underlying fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. An underlying fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. Such underlying fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

An underlying fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the underlying fund's aggregate commitments in connection with these transactions exceed its segregated assets, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund's portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. An underlying fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the underlying fund may sell such securities.

Certain underlying funds may also enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The underlying fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The underlying fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The underlying fund also takes the risk that the

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mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the underlying fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and must be within industry-accepted “good delivery” standards.

Repurchase agreements — An underlying fund may enter into repurchase agreements under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the underlying fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. An underlying fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the underlying fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

An underlying fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. An underlying fund assumes the risk of price and yield fluctuations during the time of the commitment. Such fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Inflation linked bonds — An underlying fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

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Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for an underlying fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Maturity — The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of an underlying fund’s portfolio accordingly. Keeping in mind the underlying fund’s objective, the investment adviser may increase the underlying fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the underlying fund. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Reinsurance related notes and bonds — An underlying fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, an underlying fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Variable and floating rate obligations — The interest rates payable on certain securities in which an underlying fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated

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intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Lower rated debt securities — Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of an underlying fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of an underlying fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. An underlying fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not

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necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Options on U.S. Treasury Securities – An underlying fund may purchase put and call options on U.S. Treasury securities (“Treasury securities”). A put (call) option gives the underlying fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the underlying fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter (“OTC options”). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the underlying fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the underlying fund is committed to advance additional funds, the underlying fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

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Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for an underlying fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among

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institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Real estate investment trusts — An underlying fund may invest in securities issued by real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

4(2) commercial paper — An underlying fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the underlying fund or cause it to incur additional administrative costs.

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Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the underlying fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. An underlying fund may incur certain additional costs in disposing of illiquid securities.

Investments in registered open-end investment companies and unit investment trusts — An underlying fund may not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the series and underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s or series’ digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund or series. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s or series’ systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund or series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund, series and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the underlying fund’s or series’ third-party service providers (including, but not limited to, the funds’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund or series, potentially resulting in financial losses, the inability of fund or series shareholders to transact business with the fund and of the fund or series to process transactions, the inability of the fund or series to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The series and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause the fund’s investments in such issuers to lose value.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

The fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year. See “Financial Highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years where available.

	Fiscal year	Portfolio turnover rate
American Funds Global Growth Portfolio	2014	—%[1]
	2013	—[1]
American Funds Growth Portfolio	2014	—[1]
	2013	—[1]
American Funds Growth and Income Portfolio	2014	—[1]
	2013	—[1]
American Funds Balanced Portfolio	2014	—[1]
	2013	—[1]
American Funds Income Portfolio	2014	—[1]
	2013	—[1]
American Funds Tax-Advantaged Income Portfolio	2014	1
	2013	2[2]
American Funds Preservation Portfolio	2014	5
	2013	11[2]
American Funds Tax-Exempt Preservation Portfolio	2014	14
	2013	28[2]
[1]	Amount is either less than 1% or there is no turnover.
[2]	Portfolio turnover rates reflect the redemption (or removal) of Capital Research and Management Company’s initial capital investment, without which the portfolio turnover rates would have been lower.

The decrease in portfolio turnover is due primarily to seed money redemption in the prior year.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing a fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The series has adopted the following policies with respect to each fund, which may not be changed without approval by holders of a majority of the fund’s outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, such fund’s investments would be concentrated in any particular industry.

2. A fund may not invest in companies for the purpose of exercising control or management.

In addition, the American Funds Tax-Exempt Preservation Portfolio has adopted the following fundamental policy:

3. The fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

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Additional information about each fund’s policies — The information below is not part of the funds’ fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the funds. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, each fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, each fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of such fund’s commitment, such agreement or transaction will not be considered a senior security by such fund.

For purposes of fundamental policy 1c, the policy will not apply to a fund to the extent such fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, each fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the funds’ purchase of debt obligations.

For purposes of fundamental policy 1f, each fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto. Each fund may, however, invest substantially all of its assets in one or more investment companies managed by Capital Research and Management Company.

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Management of the series

Board of trustees and officers

“Independent” trustees1

The series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the series’ registration statement.

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Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2012)	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	72	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2012)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	72	Mercury General Corp. Former director of Quiksilver, Inc. (until 2014)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Leonard R. Fuller, 1946 Trustee (2012)	President and CEO, Fuller Consulting (financial management consulting firm)	72	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2012)	Private investor	74	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
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Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Merit E. Janow, 1958 Trustee (2012)	Dean and Professor, Columbia University, School of International and Public Affairs	71	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited

•    Service with Office of the U.S. Trade Representative and U.S. Department of Justice

•    Corporate board experience

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Experience as corporate lawyer

•    J.D.

Laurel B. Mitchell, Ph.D., 1955 Trustee (2012)	Clinical Professor and Director, Accounting Program, University of Redlands	68	None

•    Assistant professor, accounting

•    Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

•    Experience in corporate management and public accounting

•    Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•    Ph.D., accounting

•    Formerly licensed as C.P.A.

Frank M. Sanchez, 1943 Trustee (2012)	Principal, The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)	68	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
American Funds Portfolio Series - Page 27

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Trustee (2012)	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	72	Former director of Apollo Education Group, Inc. (until 2013)

•    Former Assistant to the President for Domestic Policy, The White House

•    Former senior advisor to the Governor of Texas

•    Service on advisory and trustee boards for charitable and nonprofit organizations

Steadman Upham, Ph.D., 1949 Trustee (2012)	President and University Professor, The University of Tulsa	71	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

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“Interested” trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the series’ service providers also permit the interested trustees to make a significant contribution to the series’ board.

Name, year of birth and position with series (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Bradley J. Vogt, 1965 Vice Chairman of the Board (2012)	Chairman, Capital Research Company*; Partner – Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Director, The Capital Group Companies, Inc.*	16	None

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Other officers5

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Walter R. Burkley, 1966 President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company*
Alan N. Berro, 1960 Senior Vice President (2012)	Partner – Capital World Investors, Capital Research and Management Company
Joanna F. Jonsson, 1963 Senior Vice President (2014)	Director, Capital Research and Management Company; Partner – Capital World Investors, Capital Research Company*
James B. Lovelace, 1956 Senior Vice President (2012)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Wesley K.-S. Phoa, 1966 Senior Vice President (2012)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Vice President, Capital Strategy Research, Inc.*
John H. Smet, 1956 Senior Vice President (2012)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Andrew B. Suzman, 1967 Senior Vice President (2012)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*; Director, American Funds Distributors, Inc.*; Director, Capital Strategy Research, Inc.*; Director, The Capital Group Companies, Inc.*
Maria T. Manotok, 1974 Vice President (2012)	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2012)	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2012)	Vice President - Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Fund Boards Coordinator – Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 1968 Assistant Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the 1940 Act.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” of the series within the meaning of the 1940 Act, on the basis of his or her affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2013:

Name	Dollar range[1] of fund shares owned[2] in series	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
William H. Baribault	None	Over $100,000	N/A	$10,001 – $50,000
James G. Ellis	None	Over $100,000	N/A	N/A
Leonard R. Fuller	None	Over $100,000	$1 – $10,000	Over $100,000
R. Clark Hooper	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	$10,001 – $50,000	Over $100,000	$1 – $10,000	$10,001 – $50,000
Frank M. Sanchez	None	$10,001 – $50,000	N/A	N/A
Margaret Spellings	None	Over $100,000	$1 – $10,000	$50,001 – $100,000
Steadman Upham	None	Over $100,000	$1 – $10,000	Over $100,000

Name	Dollar range[1] of fund shares owned[2] in series	Aggregate dollar range[1] of shares owned[2] in all funds in the American Funds family overseen by trustee
“Interested” trustees
Bradley J. Vogt	Over $100,000	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2013, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
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Trustee compensation — No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — ‘Independent’ trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The boards of the series and other funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual fee, which ranges from $2,000 to $4,200, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the series. The series also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended October 31, 2014:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault	$5,765	$295,662
James G. Ellis	5,664	318,417
Leonard R. Fuller[2]	5,314	306,723
R. Clark Hooper	6,068	427,068
Merit E. Janow	4,764	298,971
Laurel B. Mitchell[2]	7,008	221,520
Frank M. Sanchez	6,631	200,466
Margaret Spellings[2]	4,764	286,585
Steadman Upham[2]	5,183	264,512
[1]	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the series in 2012. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2014 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the series (plus earnings thereon) through the end of the 2014 fiscal year for participating trustees is as follows: Leonard R. Fuller ($1,332), Laurel B. Mitchell ($1,124), Margaret Spellings ($1,884) and Steadman Upham ($7,517). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the series until paid to the trustees.

Series organization and the board of trustees — The series, an open-end, diversified management investment company, was organized as a Delaware statutory trust on January 4, 2012. All series operations are supervised by the series' board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the series.

The series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the series will be allocated among the funds in proportion to the total net assets of each fund.

Each fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the series’ rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the series vote together on matters that affect all classes in substantially the

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same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM (“Virginia529SM”) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The series’ declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Certain trustees and officers of the series may also serve in similar positions with some of the underlying funds. Thus, if the interests of one of the funds in the series and the underlying funds were ever to diverge, it is possible that an issue could arise and affect how the trustees and officers fulfill their fiduciary duties to that fund. The series has been structured to minimize these concerns. However, conceivably, a situation could occur where proper action for one of the funds in the series could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the trustees and officers of the affected funds and Capital Research and Management Company will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential issue.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the series will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for series management and counsel to the independent trustees and the series.

Risk oversight — Day-to-day management of the series, including risk management, is the responsibility of the series’ contractual service providers, including the series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the series’ operations, including the processes and associated risks relating to the series’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the series’ service providers, including risks. For example, the board receives reports from

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investment professionals regarding risks related to the series’ investments and trading. The board also receives compliance reports from the series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the series’ board, which are composed of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The series has an audit committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham. The committee provides oversight regarding the series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the series’ principal service providers. The committee acts as a liaison between the series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2014 fiscal year.

The series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2014 fiscal year.

The series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the series, addressed to the series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2014 fiscal year.

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles for American Funds Portfolio Series (the “Principles”) with respect to voting proxies of securities held by the funds. The American Funds Portfolio Series and its investment adviser, Capital Research and Management Company, are committed to acting in the best interests of the shareholders of each fund in the series. Each fund in

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the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, a fund will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles adopted by the underlying funds. For information on the proxy voting procedures and Principles for each of the underlying funds, please see the statement of additional information for each underlying fund.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website at americanfunds.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Principal fund shareholders — The following tables identify those investors who own of record, or are known by the series to own beneficially, 5% or more of any class of its shares as of the opening of business on December 1, 2014. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

American Funds Global Growth Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C Class 529-A Class 529-B Class R-1	26.83% 23.95 7.81 12.41 10.90 33.48
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class 529-F-1 Class R-1	6.07 8.35 13.31 12.88 11.83 6.68
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class R-1	5.80 10.58 5.61
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-2	5.53 18.08
LPL Financial Omnibus Account San Diego, CA	Record	Class C Class F-1 Class F-2	5.18 17.01 10.08
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	41.92 13.10
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1	7.75
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1	5.33
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	23.43
American Funds Portfolio Series - Page 36

Name and address	Ownership	Ownership percentage
VCSP/CollegeAmerica Individual Investor Creve Coeur, MO	Record Beneficial	Class 529-B	20.70
VCSP/CollegeAmerica Individual Investor Hummelstown, PA	Record Beneficial	Class 529-B	11.71
VCSP/CollegeAmerica Individual Investor Gaithersburg, MD	Record Beneficial	Class 529-B	9.22
VCSP/CollegeAmerica Individual Investor Waconia, MN	Record Beneficial	Class 529-B	5.92
VCSP/CollegeAmerica Individual Investor North Wales, PA	Record Beneficial	Class 529-F-1	7.24
VCSP/CollegeAmerica Individual Investor Los Angeles, CA	Record Beneficial	Class 529-E	17.68
Stifel Nicolaus & Co., Inc. Omnibus Account Saint Louis, MO	Record	Class R-1	8.92
Desai & Desai, LLP 401K Plan Matthews, NC	Record Beneficial	Class R-1	7.40
Emergency Services Fuel Corporation 401K Plan Briarcliff, NY	Record Beneficial	Class R-1	5.03
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2-E	100.00
Highland Clinic Surgery Center 401K Plan Shreveport, LA	Record Beneficial	Class R-3	5.77
Plymouth Endodontics 401K Plan Plymouth, MI	Record Beneficial	Class R-3	5.43
Faultless Laundry Company Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-4	18.21
New Horizons Family Dentistry 401K Plan Pittsburgh, PA	Record Beneficial	Class R-4	5.72
Texas A&M University ORP Shelton, CT	Record Beneficial	Class R-4	5.64
Rosy 401K Plan Anchorage, AK	Record Beneficial	Class R-4	5.54
KMS Financial Services, Inc. 401K Plan Englewood, CO	Record Beneficial	Class R-5	28.35
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Name and address	Ownership	Ownership percentage
Valley Industrial Truck, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-5	14.32
Broad Street Capital ADV, LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	9.49
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	74.68
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	10.09
Great-West Life & Annuity Greenwood Village, CO	Record	Class R-6	9.18

American Funds Growth Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C Class 529-A Class 529-B Class R-1	28.52% 24.61 8.06 18.01 9.93 31.61
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class 529-F-1 Class R-1 Class R-5	6.68 8.74 25.33 15.57 9.51 7.31 9.14
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class R-4	5.28 13.49 11.69
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-2 Class R-1	5.98 10.70 23.76
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	5.66 24.41 19.51
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1	15.81
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2	11.90 33.23
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1	5.38
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	5.90
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Name and address	Ownership	Ownership percentage
VCSP/CollegeAmerica Individual Investor Sacramento, CA	Record Beneficial	Class 529-B	10.30
VCSP/CollegeAmerica Individual Investor Hamilton, OH	Record Beneficial	Class 529-B	8.63
VCSP/CollegeAmerica Individual Investor Chesterfield, VA	Record Beneficial	Class 529-E	6.06
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2-E	100.00
Pajka Eye Center, Inc. Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-3	5.86
NFS, LLC Cape Girardeau, MO	Record	Class R-4	7.62
401K Plan Sammamish, WA	Beneficial	Class R-4	5.62
Darvin Furniture 401K Plan Englewood, CO	Record Beneficial	Class R-4	5.24
Hennecke, Inc. 401K Plan Englewood, CO	Record Beneficial	Class R-4	5.09
Walter & Samuels, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	14.62
Logansport Savings Bank 401K Plan Englewood, CO	Record Beneficial	Class R-5	7.03
Sports Academy 401K Plan #1 Hyde Park, UT	Record Beneficial	Class R-5	5.49
Sports Academy 401K Plan #2 Smithfield, UT	Record Beneficial	Class R-5	5.08
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	75.71
Great-West Life & Annuity Greenwood Village, CO	Record	Class R-6	13.35
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-6	7.40

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American Funds Growth and Income Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C Class 529-A Class 529-B Class 529-C Class R-1	30.44% 28.22 8.31 16.50 13.20 5.36 39.15
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class R-1 Class R-5	6.34 9.15 26.45 12.75 11.68 7.64
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class R-1	6.06 12.79 8.26
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1 Class F-2 Class R-1	7.01 5.97 18.88 7.47
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	15.08 16.87
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2	8.85 20.51
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1	8.62
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1	5.32
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2 Class R-3	7.65 6.42
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class F-2	6.70
401K Plan #1 Ridgeland, MS	Beneficial	Class R-1	7.01
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2-E	100.00
Plymouth Endodontics 401K Plan Plymouth, MI	Record Beneficial	Class R-3	5.71
401K Plan #2 Englewood, CO	Beneficial	Class R-4	24.46
Faultless Laundry Company Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-4	16.74
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Name and address	Ownership	Ownership percentage
Escort, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-5	27.70
Meers Advertising, Inc. 401K Plan Kansas City, MO	Record Beneficial	Class R-5	6.79
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	76.60
Great-West Life & Annuity Greenwood Village, CO	Record	Class R-6	17.20

American Funds Balanced Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C Class 529-A Class 529-B Class R-1	23.80% 29.37 6.91 13.88 10.34 14.62
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class R-1	7.59 10.10 23.64 18.71 15.87
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class C	5.62 12.45
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class B Class C Class F-1 Class F-2	5.22 5.49 35.94 24.67
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1 Class F-2 Class R-1 Class R-5	7.76 26.63 5.26 5.11
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2	7.57 5.93
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	7.12
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	5.50
VCSP/CollegeAmerica Individual Investor Clarksville, MD	Record Beneficial	Class 529-E	7.64
Willbanks Metals, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	14.15
American Funds Portfolio Series - Page 41

Name and address	Ownership	Ownership percentage
Nielsen, Carter & Treas, LLC 401K Plan Pittsburgh, PA	Record Beneficial	Class R-1	6.48
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2-E	100.00
Child Development Associates, Inc. 401K Plan Englewood, CO	Record Beneficial	Class R-3	8.53
Taynik & Co. Boston, MA	Record	Class R-4	47.79
Great-West Trust Co., LLC 401K Plan Greenwood Village, CO	Record Beneficial	Class R-4	5.70
Idaho Physical Medicine & Rehabilitation 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	21.95
Labware Holdings, Inc. 401K Plan Fargo, ND	Record Beneficial	Class R-5	11.88
Unitech Scientific, LLC 401K Plan De Pere, WI	Record Beneficial	Class R-5	8.68
Texas A&M University ORP Shelton, CT	Record Beneficial	Class R-5	8.22
Retirement Plan Hauppauge, NY	Beneficial	Class R-5	7.02
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	27.30
401K Plan Phoenix, AZ	Beneficial	Class R-6	19.29
Great-West Life & Annuity Greenwood Village, CO	Record	Class R-6	18.86
Ticketsellers Local 751 401K Plan Norwood, MA	Record Beneficial	Class R-6	8.34

American Funds Income Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class 529-A Class R-1	12.88% 11.17 7.62 8.31
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class 529-F-1 Class R-1	9.76 6.58 9.95 24.98 25.70 5.56 23.01
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class B Class C	6.22 5.34 11.87
American Funds Portfolio Series - Page 42

Name and address	Ownership	Ownership percentage
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class B Class F-1 Class F-2	5.34 24.60 16.74
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1 Class F-2 Class R-5	13.14 6.70 21.83
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2	7.37 12.24
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	8.34
VCSP/CollegeAmerica Individual Investor Rutland, MA	Record Beneficial	Class 529-B	7.65
VCSP/CollegeAmerica Individual Investor Wayne, PA	Record Beneficial	Class 529-B	5.02
VCSP/CollegeAmerica Individual Investor Washington, DC	Record Beneficial	Class 529-F-1	11.98
VCSP/CollegeAmerica Individual Investor Spotsylvania, VA	Record Beneficial	Class 529-F-1	6.46
VCSP/CollegeAmerica Individual Investor Charlottesville, VA	Record Beneficial	Class 529-F-1	6.19
VCSP/CollegeAmerica Individual Investor College Station, TX	Record Beneficial	Class 529-F-1	5.28
VCSP/CollegeAmerica Individual Investor Westlake Village, CA	Record Beneficial	Class 529-F-1	5.04
VCSP/CollegeAmerica Individual Investor Sugar Land, TX	Record Beneficial	Class 529-E	8.94
VCSP/CollegeAmerica Individual Investor Bakersfield, CA	Record Beneficial	Class 529-E	5.22
VCSP/CollegeAmerica Individual Investor Baltimore, MD	Record Beneficial	Class 529-E	5.10
401K Plan #1 Pittsburgh, PA	Beneficial	Class R-1	12.18
Vinelco Physicians Associates, LLC Retirement Plan Shreveport, LA	Record Beneficial	Class R-1	10.18
Helton Enterprises, LLC 401K Plan Atmore, AL	Record Beneficial	Class R-1	8.97
401K Plan #2 Ridgeland, MS	Beneficial	Class R-1	8.17
Retirement Plan Honolulu, HI	Beneficial	Class R-1	6.44
Hornbuckle Plumbing New Installations, Inc. 401K Plan Nashville, TN	Record Beneficial	Class R-2	5.27
American Funds Portfolio Series - Page 43

Name and address	Ownership	Ownership percentage
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2-E	100.00
Prince Minerals, Inc. 401K Plan Englewood, CO	Record Beneficial	Class R-3	12.26
Child Development Associates, Inc. 401K Plan Englewood, CO	Record Beneficial	Class R-3	8.53
Surplus Line Association San Francisco, CA	Record	Class R-4	26.43
IATSE Local No. 6 Retirement Plan Denver, CO	Record Beneficial	Class R-4	19.32
Orthopedic Institute of PA 401K Plan Hummelstown, PA	Record Beneficial	Class R-4	9.39
Johnson-Burks Supply Company, Inc. 401K Plan Englewood, CO	Record Beneficial	Class R-4	8.20
Faultless Laundry Company Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-4	8.02
401K Plan #3 Greenwood Village, CO	Beneficial	Class R-5	29.45
DFM Associates 401K Plan Englewood, CO	Record Beneficial	Class R-5	8.34
Escort, Inc. 401K Plan Pittsburgh, PA	Record Beneficial	Class R-5	8.20
401K Plan #4 Rapid City, SD	Beneficial	Class R-5	6.13
Walter & Samuels, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-5	6.08
401K Plan #5 Rapid City, SD	Beneficial	Class R-5	5.20
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	68.56
Great-West Life & Annuity Greenwood Village, CO	Record	Class R-6	24.90

American Funds Portfolio Series - Page 44

American Funds Tax-Advantaged Income Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C	53.67% 51.11 23.26
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2	6.34 10.57 11.41 25.72 15.12
Individual Investor #1 Germantown, MD	Beneficial	Class B	13.41
Individual Investor #2 Birmingham, AL	Beneficial	Class B	7.53
Individual Investor #3 Franksville, WI	Beneficial	Class B	7.14
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class C	12.21
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1 Class F-2	33.46 15.20
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1 Class F-2	24.25 13.29
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	16.69
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-2	13.30
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	11.58
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class F-2	6.19

American Funds Preservation Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C Class 529-A Class 529-B Class 529-C	19.79% 19.54 7.42 11.95 17.80 5.17
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-5	8.72 5.82 10.62 24.05 17.25 26.61
American Funds Portfolio Series - Page 45

Name and address	Ownership	Ownership percentage
LPL Financial Omnibus Account San Diego, CA	Record	Class A Class C Class F-1 Class F-2 Class R-1	5.11 5.35 9.96 39.10 6.54
Individual Investor San Diego, CA	Beneficial	Class B	5.98
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class C Class F-1	6.23 5.72
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class F-1	9.00
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1	5.86
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1	5.24
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class F-2	8.52
VCSP/CollegeAmerica Individual Investor Burlington, MA	Record Beneficial	Class 529-B	6.26
VCSP/CollegeAmerica Individual Investor Palmyra, PA	Record Beneficial	Class 529-B	5.32
VCSP/CollegeAmerica Individual Investor Fullerton, CA	Record Beneficial	Class 529-F-1	19.26
VCSP/CollegeAmerica Individual Investor Beverly Hills, CA	Record Beneficial	Class 529-F-1	6.03
VCSP/CollegeAmerica Individual Investor Stillwater, MN	Record Beneficial	Class 529-E	6.62
VCSP/CollegeAmerica Individual Investor Sugar Land, TX	Record Beneficial	Class 529-E	5.96
VCSP/CollegeAmerica Individual Investor Cranberry Township, PA	Record Beneficial	Class 529-E	5.65
VCSP/CollegeAmerica Individual Investor Nashville, TN	Record Beneficial	Class 529-E	5.34
RBC Capital Markets, LLC Omnibus Account Minneapolis, MN	Record	Class R-1	23.48
Cornea Associates Retirement Plan Tucson, AZ	Record Beneficial	Class R-1	17.15
PAC Lighting Profit Sharing Plan Las Vegas, NV	Record Beneficial	Class R-1	17.13
Stifel Nicolaus & Co., Inc. Omnibus Account Saint Louis, MO	Record	Class R-1	6.87
American Funds Portfolio Series - Page 46

Name and address	Ownership	Ownership percentage
Taylor Siding Co., Ltd. 401K Plan Daleville, VA	Record Beneficial	Class R-1	5.33
MPH Contracting Retirement Plan Wayland, MI	Record Beneficial	Class R-2	6.19
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2-E	100.00
Retirement Plan #1 San Juan, PR	Beneficial	Class R-3	11.04
Protech Sales USA Corporation Retirement Plan Littleton, CO	Record Beneficial	Class R-3	6.09
401K Plan #1 Doylestown, PA	Beneficial	Class R-3	5.22
The NEFCO Holding Company I, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-4	28.53
401K Plan #2 Englewood, CO	Beneficial	Class R-4	22.80
LGJ Enterprises, Inc. 401K Plan Centerville, MA	Record Beneficial	Class R-4	11.26
Henry Brothers Co. 401K Plan Englewood, CO	Beneficial	Class R-4	8.39
Whitesburg Animal Hospital 401K Plan Huntsville, AL	Record Beneficial	Class R-5	29.04
Roth Pharmacy Group 401K Plan Reminderville, OH	Record Beneficial	Class R-5	10.33
Retirement Plan #2 Pittsburgh, PA	Beneficial	Class R-5	9.12
Figure 8 Creative, LLC 401K Plan Portland, OR	Beneficial	Class R-5	6.52
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	96.34

American Funds Tax-Exempt Preservation Portfolio

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C	31.84% 61.46 16.65
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2	9.83 6.17 27.31 19.17
LPL Financial Omnibus Account San Diego, CA	Record	Class A Class F-2	5.72 7.13
American Funds Portfolio Series - Page 47

Name and address	Ownership	Ownership percentage
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class B Class C	5.48 8.86 17.76
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class A Class F-1 Class F-2	5.07 12.10 24.38
Individual Investor #1 Olathe, KS	Beneficial	Class B	11.27
Individual Investor #2 Oakwood, IL	Beneficial	Class B	8.15
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-2	9.29 14.13
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class C Class F-2	6.67 5.82
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1 Class F-2	5.72 23.80 7.35
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record	Class F-1	19.35
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-2	13.79

As of December 1, 2014, the officers and trustees of the series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the series.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the series and, therefore, is not subject to registration or regulation as such under the CEA with respect to the series.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use

American Funds Portfolio Series - Page 48

of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — The series is managed by a Portfolio Oversight Committee consisting of investment professionals employed by Capital Research and Management Company. The investment professionals serving on the Portfolio Oversight Committee are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results for the underlying funds in which the series invests, as well as qualitative considerations, such as an individual’s contribution to the organization, which would include service on the Portfolio Oversight Committee. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

Investment professional fund holdings and other managed accounts — As described below, investment professionals may personally own shares of the funds. In addition, investment professionals may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of October 31, 2014:

Investment professional	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which investment professional manages (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) that investment professional manages (assets of PIVs in billions)[3]		Number of other accounts that investment professional manages (assets of other accounts in billions)[4]
Bradley J. Vogt	Over $1,000,000	5	$311.2	None		None
Alan N. Berro	Over $1,000,000	10	$200.7	None		None
Joanna F. Jonsson	$100,001 – $500,000	5	$180.3	2	$0.26	None
James B. Lovelace	None[5]	6	$242.5	None		None
Wesley K.-S. Phoa	$100,001 – $500,000	6	$65.6	2	$0.25	3	$2.08
John H. Smet	$100,001 – $500,000	6	$238.9	None		None
Andrew B. Suzman	$100,001 – $500,000	6	$259.1	None		None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates RIC(s) for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[3]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[4]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of investment professionals and their families are not reflected.
[5]	Tax considerations for the investment professional may influence the investment professional’s decision to own shares of the fund.
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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the series and the investment adviser will continue in effect until January 31, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the series for its acts or omissions in the performance of its obligations to the series not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the series’ executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the series’ offices. The series will pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the series’ plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the series; and costs of assembling and storing shareholder account data.

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As described in the prospectus, the investment adviser is currently waiving its annual management fee of .10% of average daily net assets. It is expected that the waiver, which can only be modified or terminated with the approval of the series’ board of trustees, will be in effect at least through December 31, 2015.

For the fiscal years ended October 31, 2014, 2013 and 2012, the investment adviser was entitled to receive from the fund management fees of $897,000, $308,000 and $26,000 for American Funds Global Growth Portfolio, $1,560,000, $528,000 and $44,000 for American Funds Growth Portfolio, $2,831,000, $1,139,000 and $94,000 for American Funds Growth and Income Portfolio, $2,137,000, $929,000 and $81,000 for American Funds Balanced Portfolio, $1,940,000, $968,000 and $93,000 for American Funds Income Portfolio, $369,000, $181,000 and $24,000 for American Funds Tax-Advantaged Income Portfolio, $541,000, $426,000 and $53,000 for American Funds Preservation Portfolio and $182,000, $180,000 and $30,000 for American Funds Tax-Exempt Preservation Portfolio, respectively.

Since each fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of a fund's operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests.

The following table provides the annual advisory fee rates for each of the potential underlying funds excluding any waivers or reimbursements during each fund’s most recently completed fiscal year.

Underlying American Funds	Annual fee rate
AMCAP Fund	.31%
American Balanced Fund	.24
American Funds Global Balanced Fund	.48
American Funds Mortgage Fund	.27
American High-Income Municipal Bond Fund	.33
American High-Income Trust	.27
American Mutual Fund	.24
The Bond Fund of America	.19
Capital Income Builder	.23
Capital World Bond Fund	.44
Capital World Growth and Income Fund	.38
EuroPacific Growth Fund	.42
Fundamental Investors	.25
The Growth Fund of America	.28
The Income Fund of America	.23
Intermediate Bond Fund of America	.21
International Growth and Income Fund	.50
The Investment Company of America	.24
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Underlying American Funds	Annual fee rate
Limited Term Tax-Exempt Bond Fund of America	.25
The New Economy Fund	.40
New Perspective Fund	.38
New World Fund	.55
Short-Term Bond Fund of America	.29
SMALLCAP World Fund	.63
The Tax-Exempt Bond Fund of America	.25
U.S. Government Securities Fund	.22
Washington Mutual Investors Fund	.24*
*	Includes both the investment management fee and business management fee.

The investment adviser is currently reimbursing a portion of the other expenses for each share class for the American Funds Preservation Portfolio and American Funds Tax-Exempt Preservation Portfolio. The adviser expects that the reimbursement will be in effect at least through December 31, 2015. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Fees and expenses in the statement of operations are presented gross of any reimbursement from the investment adviser during the year. For the year ended October 31, 2014, the total other fees and expenses reimbursed by the investment adviser were $39,000 for American Funds Preservation Portfolio and $35,000 for American Funds Tax-Exempt Preservation Portfolio.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the series’ Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to series shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the series and the investment adviser relating to the series’ Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2016, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the series’ board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The series may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). The funds are not assessed an administrative services fee for administrative services. However, the investment adviser receives an administrative services fee at the annual rate of .05% of the average daily net assets from the R-6 shares of the underlying funds.

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Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the series’ shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•	For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.
•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-2E, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

American Funds Global Growth Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$1,441,000 906,000 138,000	$6,875,000 4,289,000 658,000
Class C	2014 2013 2012	— — —	685,000 390,000 53,000
Class 529-A	2014 2013 2012	196,000 107,000 34,000	941,000 534,000 169,000
Class 529-C	2014 2013 2012	— — —	125,000 88,000 14,000

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American Funds Growth Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$3,051,000 1,728,000 350,000	$14,918,000 8,385,000 1,697,000
Class C	2014 2013 2012	— — —	1,404,000 719,000 108,000
Class 529-A	2014 2013 2012	365,000 206,000 78,000	1,807,000 1,033,000 392,000
Class 529-C	2014 2013 2012	— — —	215,000 120,000 47,000

American Funds Growth and Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$4,701,000 3,489,000 880,000	$21,795,000 16,240,000 4,143,000
Class C	2014 2013 2012	— — —	2,367,000 1,545,000 298,000
Class 529-A	2014 2013 2012	298,000 255,000 113,000	1,411,000 1,225,000 528,000
Class 529-C	2014 2013 2012	— — —	269,000 214,000 91,000

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American Funds Balanced Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$3,197,000 2,365,000 736,000	$14,517,000 10,877,000 3,331,000
Class C	2014 2013 2012	— — —	2,086,000 1,252,000 313,000
Class 529-A	2014 2013 2012	166,000 158,000 94,000	776,000 749,000 441,000
Class 529-C	2014 2013 2012	3,000 1,000 —	218,000 183,000 94,000

American Funds Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$2,463,000 2,161,000 746,000	$10,518,000 9,302,000 3,188,000
Class C	2014 2013 2012	— — —	1,637,000 1,321,000 435,000
Class 529-A	2014 2013 2012	41,000 40,000 24,000	187,000 180,000 109,000
Class 529-C	2014 2013 2012	14,000 41 —	71,000 91,000 45,000

American Funds Tax-Advantaged Income Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$612,000 517,000 250,000	$2,346,000 1,993,000 960,000
Class C	2014 2013 2012	— — —	310,000 171,000 69,000

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American Funds Preservation Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$431,000 506,000 250,000	$1,743,000 2,003,000 968,000
Class C	2014 2013 2012	— 22,000 —	394,000 422,000 239,000
Class 529-A	2014 2013 2012	13,000 17,000 14,000	51,000 65,000 51,000
Class 529-C	2014 2013 2012	11,000 12,000 —	34,000 52,000 40,000

American Funds Tax-Exempt Preservation Portfolio

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014 2013 2012	$112,000 184,000 150,000	$442,000 728,000 587,000
Class C	2014 2013 2012	— 81,000 —	136,000 280,000 204,000

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Plans of distribution — The series has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the series to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the series’ board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the series. As the series has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the series’ average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The series may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the series to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recently completed fiscal year, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $287,000 or .18% of Class A net assets for Tax-Exempt Preservation Portfolio.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and .75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

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Other share classes (Class C, F-1, 529-C, 529-E, 529-F-1, R-1, R-2, R-2E, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

[1]	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
[2]	The series may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2014 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

American Funds Global Growth Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$1,141,000	$108,000
Class B	23,000	2,000
Class C	1,016,000	133,000
Class F-1	84,000	10,000
Class 529-A	134,000	15,000
Class 529-B	6,000	1,000
Class 529-C	292,000	46,000
Class 529-E	13,000	3,000
Class 529-F-1	—	—
Class R-1	12,000	2,000
Class R-2	103,000	20,000
Class R-2E	—	—
Class R-3	48,000	8,000
Class R-4	7,000	2,000

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American Funds Growth Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$1,922,000	$190,000
Class B	54,000	5,000
Class C	1,887,000	249,000
Class F-1	73,000	10,000
Class 529-A	244,000	29,000
Class 529-B	11,000	1,000
Class 529-C	511,000	68,000
Class 529-E	40,000	8,000
Class 529-F-1	—	—
Class R-1	37,000	5,000
Class R-2	186,000	34,000
Class R-2E	—	—
Class R-3	77,000	14,000
Class R-4	11,000	2,000

American Funds Growth and Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$3,999,000	$395,000
Class B	102,000	9,000
Class C	3,667,000	475,000
Class F-1	122,000	16,000
Class 529-A	356,000	43,000
Class 529-B	15,000	2,000
Class 529-C	754,000	98,000
Class 529-E	44,000	7,000
Class 529-F-1	—	—
Class R-1	55,000	7,000
Class R-2	214,000	38,000
Class R-2E	—	—
Class R-3	103,000	16,000
Class R-4	18,000	4,000

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American Funds Balanced Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$2,922,000	$318,000
Class B	73,000	7,000
Class C	3,083,000	411,000
Class F-1	136,000	15,000
Class 529-A	239,000	32,000
Class 529-B	9,000	1,000
Class 529-C	605,000	83,000
Class 529-E	21,000	4,000
Class 529-F-1	—	—
Class R-1	55,000	8,000
Class R-2	196,000	36,000
Class R-2E	—	—
Class R-3	133,000	24,000
Class R-4	83,000	13,000

American Funds Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$3,258,000	$360,000
Class B	63,000	6,000
Class C	2,953,000	396,000
Class F-1	131,000	15,000
Class 529-A	112,000	16,000
Class 529-B	7,000	1,000
Class 529-C	354,000	51,000
Class 529-E	19,000	3,000
Class 529-F-1	—	—
Class R-1	11,000	2,000
Class R-2	94,000	16,000
Class R-2E	—	—
Class R-3	47,000	8,000
Class R-4	19,000	4,000

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American Funds Tax-Advantaged Income Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$905,000	$61,000
Class B	3,000	299
Class C	426,000	57,000
Class F-1	33,000	3,000

American Funds Preservation Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$919,000	$96,000
Class B	19,000	2,000
Class C	752,000	103,000
Class F-1	17,000	2,000
Class 529-A	83,000	12,000
Class 529-B	5,000	374
Class 529-C	197,000	30,000
Class 529-E	11,000	2,000
Class 529-F-1	—	—
Class R-1	6,000	1,000
Class R-2	48,000	8,000
Class R-2E	—	—
Class R-3	27,000	5,000
Class R-4	6,000	1,000

American Funds Tax-Exempt Preservation Portfolio

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$395,000	$17,000
Class B	1,000	64
Class C	374,000	41,000
Class F-1	10,000	1,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the series who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the series are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the series include quality shareholder services, savings to the series in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without

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shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the series’ 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, .07% on net assets between $30 billion and $50 billion, .06% on net assets between $50 billion and $70 billion and .05% on net assets over $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

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Other compensation to dealers — As of July 2014, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AEGON / Transamerica / Diversified

Diversified Capital Corporation

Diversified Resources, LLC

Diversified Securities, Incorporated

Merrill Lynch Life Insurance Company

Merrill Lynch Life Insurance Company of New York

Transam Securities, Inc.

Transamerica Financial Advisors, Inc.

Transamerica Financial Life Insurance Company

Transamerica Investors Securities Corporation

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Investment Research, Inc.

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

Commonwealth

Commonwealth Financial Network

D.A. Davidson & Co.

Edward Jones

Edward Jones Health Savings Plan

H. Beck, Inc.

Hefren-Tillotson, Inc.

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

ING Group

ING Financial Advisers, LLC

ING Financial Partners, Inc.

ING Investment Advisors, LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

J.P. Morgan Institutional Investments, Inc.

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

Investacorp, Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Triad Advisors, Inc.

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Lincoln Network

Lincoln Capital Corp (RI)

Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

Lincoln Investment Advisors Corporation

Lincoln Management

Lincoln-Legacy

LPL Group

LPL Financial LLC

Mass Mutual / MML

MassMutual Trust Company FSB

Massmutual Trust Company, FSB (The)

MML Investors Services, LLC

Merrill Lynch Banc of America

Bank of America

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

Metlife Securities Inc.

New England Securities

Tower Square Securities, Inc.

Walnut Street Securities, Inc.

Morgan Stanley Smith Barney

Morgan Stanley Smith Barney LLC

NFP Securities, Inc.

NMIS

Northwestern Mutual Investment Services, LLC

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

PFS

PFS Investments Inc.

Puplava Securities, Inc.

Raymond James Group

Morgan Keegan & Company, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets Corporation

Robert W. Baird & Co. Incorporated

Stifel, Nicolaus & Company, Incorporated

The Advisor Group

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

UBS

UBS Financial Services Inc.

UBS Securities, LLC

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Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Investment Services Group

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors Private Client Group

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

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Execution of portfolio transactions

The series does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the series may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities for the funds. Portfolio transactions for the series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for each underlying fund.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the series or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to a fund in the series or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the series after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the series. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, each fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price).

As noted in the prospectus, the principal assets of the funds consist of investments in the underlying funds. These investments are reflected in the net assets of each fund on the day of the investment. All portfolio securities of the funds are valued, and the net asset values per share for each share class are determined, as indicated below.

Underlying funds are priced based on the net asset value of each underlying fund, calculated as of approximately 4 p.m. New York time each day the New York Stock Exchange is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the underlying fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the series’ board. Subject to board oversight, each underlying fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the series’ investment adviser. The board receives periodic reports describing fair-valued securities and the valuation methods used.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — Each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, each fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing each fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should each fund fail to qualify under Subchapter M, each fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by each fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, each fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

Each fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. Each fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

Each fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

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Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by each fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Foreign tax credit — By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the foreign taxes on earnings from investments outside the United States held by the underlying funds. Shareholders may claim a credit or deduction for their share of foreign taxes distributed by a fund that passes through the foreign tax credit.

Tax consequences applicable to the Tax-Advantaged Income Portfolio and Tax-Exempt Preservation Portfolio — Interest on the municipal securities purchased by an underlying fund is believed to be free from regular federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. If interest on a municipal security is not free from regular federal income tax, then the interest on that security would become taxable. If this were to happen, dividends derived from this interest may be taxable to shareholders.

By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the interest earned on municipal securities held by the underlying funds as exempt-interest dividends. These exempt-interest dividends are not subject to regular federal income tax when they are distributed to fund shareholders. Exempt-interest dividends paid by the fund will be reported to both the IRS and shareholders of the fund. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

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Private activity bonds are bonds that, although federally tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states.

The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may result in the fund recognizing taxable ordinary income. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and
•	Employer-sponsored CollegeAmerica accounts.
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The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and
•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and
•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of American Funds Short-Term Tax-Exempt Bond Fund, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion.

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In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, all transactions in fund shares are subject to the series’ and American Funds Distributors’ right to restrict potentially abusive trading. In addition, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their
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spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);
(3)	currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);
(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc. and its affiliated companies;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and
(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. These privileges may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;
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•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and
•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. For all of the funds in the American Funds Portfolio Series except American Funds Preservation Portfolio and American Funds Tax Exempt Preservation Portfolio, commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Only with respect to American Funds Preservation Portfolio and American Funds Tax-Exempt Preservation Portfolio, commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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•	individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);
•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;
•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or
•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

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CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).
•	Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

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Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the series, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the series may be liable

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for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the series by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The series’ declaration of trust permits the series to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the series’ current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the series may from time to time adopt.

While payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders of one or more funds in the series.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of securities in the funds’ portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the funds hold securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the series and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

During the 2014 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties were:

American Funds Global Growth Portfolio

Transfer agent fee
Class A	$537,000
Class B	2,000
Class C	97,000
Class F-1	39,000
Class F-2	32,000
Class 529-A	68,000
Class 529-B	1,000
Class 529-C	27,000
Class 529-E	1,000
Class 529-F-1	2,000
Class R-1	1,000
Class R-2	56,000
Class R-2E	—*
Class R-3	17,000
Class R-4	3,000
Class R-5	7,000
Class R-6	1,000
*	Amount less than $1,000.

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American Funds Growth Portfolio

Transfer agent fee
Class A	$956,000
Class B	5,000
Class C	179,000
Class F-1	33,000
Class F-2	48,000
Class 529-A	130,000
Class 529-B	1,000
Class 529-C	47,000
Class 529-E	5,000
Class 529-F-1	6,000
Class R-1	4,000
Class R-2	101,000
Class R-2E	—*
Class R-3	27,000
Class R-4	4,000
Class R-5	7,000
Class R-6	1,000
*	Amount less than $1,000.

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American Funds Growth and Income Portfolio

Transfer agent fee
Class A	$1,889,000
Class B	11,000
Class C	349,000
Class F-1	56,000
Class F-2	53,000
Class 529-A	166,000
Class 529-B	1,000
Class 529-C	69,000
Class 529-E	5,000
Class 529-F-1	11,000
Class R-1	6,000
Class R-2	117,000
Class R-2E	—*
Class R-3	37,000
Class R-4	7,000
Class R-5	6,000
Class R-6	—
*	Amount less than $1,000.

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American Funds Balanced Portfolio

Transfer agent fee
Class A	$1,327,000
Class B	8,000
Class C	292,000
Class F-1	63,000
Class F-2	46,000
Class 529-A	107,000
Class 529-B	1,000
Class 529-C	55,000
Class 529-E	2,000
Class 529-F-1	9,000
Class R-1	6,000
Class R-2	106,000
Class R-2E	—*
Class R-3	48,000
Class R-4	33,000
Class R-5	6,000
Class R-6	2,000
*	Amount less than $1,000.

American Funds Portfolio Series - Page 94

American Funds Income Portfolio

Transfer agent fee
Class A	$1,329,000
Class B	7,000
Class C	280,000
Class F-1	60,000
Class F-2	46,000
Class 529-A	47,000
Class 529-B	1,000
Class 529-C	32,000
Class 529-E	2,000
Class 529-F-1	3,000
Class R-1	1,000
Class R-2	52,000
Class R-2E	—*
Class R-3	17,000
Class R-4	7,000
Class R-5	3,000
Class R-6	—*
*	Amount less than $1,000.

American Funds Tax-Advantaged Income Portfolio

Transfer agent fee
Class A	$284,000
Class B	—*
Class C	40,000
Class F-1	15,000
Class F-2	10,000
*	Amount less than $1,000.
American Funds Portfolio Series - Page 95

American Funds Preservation Portfolio

Transfer agent fee
Class A	$340,000
Class B	2,000
Class C	70,000
Class F-1	7,000
Class F-2	8,000
Class 529-A	35,000
Class 529-B	1,000
Class 529-C	18,000
Class 529-E	1,000
Class 529-F-1	5,000
Class R-1	1,000
Class R-2	27,000
Class R-2E	—*
Class R-3	10,000
Class R-4	2,000
Class R-5	1,000
Class R-6	—*
*	Amount less than $1,000.

American Funds Tax-Exempt Preservation Portfolio

Transfer agent fee
Class A	$122,000
Class B	—*
Class C	35,000
Class F-1	5,000
Class F-2	8,000
*	Amount less than $1,000.

American Funds Portfolio Series - Page 96

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the series’ independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the series and for independent trustees in their capacities as such. A determination with respect to the independence of the series’ counsel will be made at least annually by the independent trustees of the series, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The series’ fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the series’ investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access each fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The series’ annual financial statements are audited by the series’ independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for each fund. In an effort to reduce the volume of mail shareholders receive from the series when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The series and Capital Research and Management Company and its affiliated companies, including the series’ Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Portfolio Series - Page 97

American Funds Global Growth Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$14.82
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$15.72

American Funds Growth Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$15.36
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$16.30

American Funds Growth and Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$13.80
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$14.64

American Funds Balanced Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$13.32
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$14.13

American Funds Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$11.98
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.71

American Funds Portfolio Series - Page 98

American Funds Tax-Advantaged Income Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.48
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.97

American Funds Preservation Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$ 9.95
Maximum offering price per share (100/97.50 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.21

American Funds Tax-Exempt Preservation Portfolio

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$ 9.99
Maximum offering price per share (100/97.50 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.25

Other information — The series reserves the right to modify the privileges described in this statement of additional information at any time.

The series’ financial statements, including the investment portfolio and the report of the series’ independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

American Funds Portfolio Series - Page 99

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/fixed income funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Developing World Growth and Income FundSM	30100	32100	33100	34100	36100
American Funds Global Balanced FundSM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income Fund®	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental Investors®	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Fixed income funds
American Funds Mortgage Fund®	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New York®	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income Trust®	021	221	321	421	621
The Bond Fund of America®	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of America®	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of America®	043	243	343	443	643
Short-Term Bond Fund of America®	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities Fund®	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659

___________

*Qualified for sale only in certain jurisdictions.

American Funds Portfolio Series - Page 100

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/fixed income funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Developing World Growth and Income Fund	10100	12100	13100	15100	14100
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Fixed income funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459
American Funds Portfolio Series - Page 101

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2507	2607
New World Fund	2136	2236	4136	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2501	2601
Fixed income funds
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2542	2642
American High-Income Trust	2121	2221	4121	2321	2421	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	4159	2359	2459	2559	2659
American Funds Portfolio Series - Page 102

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement FundSM	083	283	383	483	683
American Funds 2055 Target Date Retirement Fund®	082	282	382	482	682
American Funds 2050 Target Date Retirement Fund®	069	269	369	469	669
American Funds 2045 Target Date Retirement Fund®	068	268	368	468	668
American Funds 2040 Target Date Retirement Fund®	067	267	367	467	667
American Funds 2035 Target Date Retirement Fund®	066	266	366	466	36066
American Funds 2030 Target Date Retirement Fund®	065	265	365	465	665
American Funds 2025 Target Date Retirement Fund®	064	264	364	464	664
American Funds 2020 Target Date Retirement Fund®	063	263	363	463	663
American Funds 2015 Target Date Retirement Fund®	062	262	362	462	662
American Funds 2010 Target Date Retirement Fund®	061	261	361	461	661

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement FundSM	2183	2283	4183	2383	2483	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2561	2661

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 FundSM	10103	12103	13103	15103	14103
American Funds College 2030 Fund®	1094	1294	1394	1594	1494
American Funds College 2027 Fund®	1093	1293	1393	1593	1493
American Funds College 2024 Fund®	1092	1292	1392	1592	1492
American Funds College 2021 Fund®	1091	1291	1391	1591	1491
American Funds College 2018 Fund®	1090	1290	1390	1590	1490
American Funds College 2015 Fund®	1089	1289	1389	1589	1489
American Funds College Enrollment Fund®	1088	1288	1388	1588	1488

American Funds Portfolio Series - Page 103

Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	255	355	455	655
American Funds Growth PortfolioSM	053	253	353	453	653
American Funds Growth and Income PortfolioSM	051	251	351	451	651
American Funds Balanced PortfolioSM	050	250	350	450	650
American Funds Income PortfolioSM	047	247	347	447	647
American Funds Tax-Advantaged Income PortfolioSM	046	246	346	446	646
American Funds Preservation PortfolioSM	045	245	345	445	645
American Funds Tax-Exempt Preservation PortfolioSM	044	244	344	444	644
Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds Global Growth Portfolio	1055	1255	1355	1555	1455
American Funds Growth Portfolio	1053	1253	1353	1553	1453
American Funds Growth and Income Portfolio	1051	1251	1351	1551	1451
American Funds Balanced Portfolio	1050	1250	1350	1550	1450
American Funds Income Portfolio	1047	1247	1347	1547	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1245	1345	1545	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Portfolio Series - Page 104

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Portfolio Series - Page 105

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Portfolio Series - Page 106

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Funds Portfolio Series - Page 107

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
American Funds Portfolio Series - Page 108

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Portfolio Series - Page 109

Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Funds Portfolio Series - Page 110

American Funds Global Growth Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Growth funds 70.0%
The New Economy Fund, Class R-6	5,770,551	$231,803
New Perspective Fund, Class R-6	8,978,187	346,468
New World Fund, Inc., Class R-6	3,883,148	230,892
		809,163

Growth-and-income funds 30.0%
Capital World Growth and Income Fund, Class R-6	7,340,121	346,454

Total investment securities 100.0% (cost: $1,048,486,000)		1,155,617
Other assets less liabilities 0.0%		(412)

Net assets 100.0%		$1,155,205

See Notes to Financial Statements

8	American Funds Portfolio Series

American Funds Growth Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Growth funds 70.0%
AMCAP Fund, Class R-6	21,201,733	$624,815
EuroPacific Growth Fund, Class R-6	10,654,374	520,679
SMALLCAP World Fund, Inc., Class R-6	6,277,025	312,408
		1,457,902

Growth-and-income funds 30.0%
Fundamental Investors, Class R-6	11,410,064	624,815

Total investment securities 100.0% (cost: $1,870,075,000)		2,082,717
Other assets less liabilities 0.0%		(788)

Net assets 100.0%		$2,081,929

See Notes to Financial Statements

American Funds Portfolio Series	9

American Funds Growth and Income Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Growth funds 20.1%
The Growth Fund of America, Class R-6	15,721,814	$735,309

Growth-and-income funds 40.1%
Capital World Growth and Income Fund, Class R-6	15,549,353	733,930
The Investment Company of America, Class R-6	18,065,487	735,265
		1,469,195

Equity-income and Balanced funds 24.9%
Capital Income Builder, Class R-6	15,005,345	911,875

Fixed income funds 14.9%
Capital World Bond Fund, Class R-6	26,617,004	544,318

Total investment securities 100.0% (cost: $3,292,361,000)		3,660,697
Other assets less liabilities 0.0%		(1,403)

Net assets 100.0%		$3,659,294

See Notes to Financial Statements

10	American Funds Portfolio Series

American Funds Balanced Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Growth funds 20.1%
New Perspective Fund, Class R-6	14,324,486	$552,782

Growth-and-income funds 30.1%
Capital World Growth and Income Fund, Class R-6	8,800,995	415,407
Washington Mutual Investors Fund, Class R-6	9,751,477	415,413
		830,820

Equity-income and Balanced funds 24.9%
American Balanced Fund, Class R-6	26,587,024	686,742

Fixed income funds 24.9%
The Bond Fund of America, Class R-6	53,664,622	685,834

Total investment securities 100.0% (cost: $2,494,546,000)		2,756,178
Other assets less liabilities 0.0%		(933)

Net assets 100.0%		$2,755,245

See Notes to Financial Statements

American Funds Portfolio Series	11

American Funds Income Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Growth-and-income funds 20.4%
American Mutual Fund, Class R-6	13,127,045	$496,990

Equity-income and Balanced funds 39.9%
Capital Income Builder, Class R-6	8,006,389	486,548
The Income Fund of America, Class R-6	22,368,346	487,183
		973,731

Fixed income funds 39.7%
American High-Income Trust, Class R-6	43,684,181	484,457
U.S. Government Securities Fund, Class R-6	34,598,326	484,377
		968,834

Total investment securities 100.0% (cost: $2,279,989,000)		2,439,555
Other assets less liabilities 0.0%		(1,075)

Net assets 100.0%		$2,438,480

Investments in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of its outstanding voting shares. Further details on this holding and related transactions during the year ended October 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2014 (000)
U.S. Government Securities Fund, Class R-6	21,236,828	13,368,892	7,394	34,598,326	$5,597	$484,377

See Notes to Financial Statements

12	American Funds Portfolio Series

American Funds Tax-Advantaged Income Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Growth-and-income funds 50.4%
Capital World Growth and Income Fund, Class R-6	2,709,581	$127,892
Washington Mutual Investors Fund, Class R-6	3,002,208	127,894
		255,786

Tax-exempt fixed income funds 49.6%
American High-Income Municipal Bond Fund, Class R-6	8,118,250	125,671
The Tax-Exempt Bond Fund of America, Class R-6	9,606,566	125,654
		251,325

Total investment securities 100.0% (cost: $464,835,000)		507,111
Other assets less liabilities 0.0%		(157)

Net assets 100.0%		$506,954

See Notes to Financial Statements

American Funds Portfolio Series	13

American Funds Preservation Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Fixed income funds 100.0%
The Bond Fund of America, Class R-6	10,239,323	$130,859
Intermediate Bond Fund of America, Class R-6	19,314,914	261,717
Short-Term Bond Fund of America, Class R-6	26,145,563	261,717
		654,293

Total investment securities 100.0% (cost: $657,483,000)		654,293
Other assets less liabilities 0.0%		(319)

Net assets 100.0%		$653,974

Investments in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of its outstanding voting shares. Further details on this holding and related transactions during the year ended October 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2014 (000)
Short-Term Bond Fund of America, Class R-6	19,589,349	7,643,166	1,086,952	26,145,563	$1,348	$261,717

See Notes to Financial Statements

14	American Funds Portfolio Series

American Funds Tax-Exempt Preservation Portfolio

Investment portfolio, October 31, 2014

Fund investments	Shares	Value (000)
Tax-exempt fixed income funds 100.0%
Limited Term Tax-Exempt Bond Fund of America, Class R-6	9,396,458	$151,565
The Tax-Exempt Bond Fund of America, Class R-6	4,966,084	64,956
		216,521

Total investment securities 100.0% (cost: $216,969,000)		216,521
Other assets less liabilities 0.0%		(38)

Net assets 100.0%		$216,483

See Notes to Financial Statements

American Funds Portfolio Series	15

Financial statements

Statements of assets and liabilities
at October 31, 2014

	Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,155,617	$2,082,717	$3,660,697
Affiliated issuers	—	—	—
Receivables for:
Sales of fund’s shares	1,891	4,343	6,041
Dividends	—	—	—
Total assets	1,157,508	2,087,060	3,666,738

Liabilities:
Payables for:
Purchases of investments	1,585	3,715	4,715
Repurchases of fund’s shares	268	619	1,310
Services provided by related parties	439	776	1,391
Trustees’ deferred compensation	1	2	3
Other	10	19	25
Total liabilities	2,303	5,131	7,444
Net assets at October 31, 2014	$1,155,205	$2,081,929	$3,659,294

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,029,758	$1,818,103	$3,239,472
Undistributed (distributions in excess of) net investment income	175	(2)	(3)
Undistributed (accumulated) net realized gain (loss)	18,141	51,186	51,489
Net unrealized appreciation (depreciation)	107,131	212,642	368,336
Net assets at October 31, 2014	$1,155,205	$2,081,929	$3,659,294

Investment securities, at cost:
Unaffiliated issuers	$1,048,486	$1,870,075	$3,292,361
Affiliated issuers	—	—	—

* Amount less than one thousand.

See Notes to Financial Statements

16	American Funds Portfolio Series

(dollars in thousands)

Balanced Portfolio	Income Portfolio	Tax-Advantaged Income Portfolio		Preservation Portfolio	Tax-Exempt Preservation Portfolio

$2,756,178	$1,955,178	$507,111		$392,576	$216,521
—	484,377	—		261,717	—

5,845	4,679	459		1,653	390
1,373	3,105	785		692	509
2,763,396	2,447,339	508,355		656,638	217,420

5,152	6,786	1,218		1,931	633
1,812	998	27		414	228
1,168	1,065	156		312	75
2	2	—	*	1	1
17	8	—		6	—
8,151	8,859	1,401		2,664	937
$2,755,245	$2,438,480	$506,954		$653,974	$216,483

$2,474,307	$2,268,485	$463,156		$658,434	$219,465
672	2,478	675		73	57
18,634	7,951	847		(1,343)	(2,591)
261,632	159,566	42,276		(3,190)	(448)
$2,755,245	$2,438,480	$506,954		$653,974	$216,483

$2,494,546	$1,793,730	$464,835		$394,807	$216,969
—	486,259	—		262,676	—

American Funds Portfolio Series	17

Statements of assets and liabilities
at October 31, 2014

		Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class A:	Net assets	$721,879	$1,344,999	$2,563,722
	Shares outstanding	48,697	87,551	185,750
	Net asset value per share	$14.82	$15.36	$13.80
Class B:	Net assets	$2,337	$5,479	$9,982
	Shares outstanding	159	361	725
	Net asset value per share	$14.66	$15.18	$13.77
Class C:	Net assets	$133,829	$259,140	$491,441
	Shares outstanding	9,149	17,095	35,766
	Net asset value per share	$14.63	$15.16	$13.74
Class F-1:	Net assets	$38,825	$39,622	$62,628
	Shares outstanding	2,620	2,581	4,537
	Net asset value per share	$14.82	$15.35	$13.80
Class F-2:	Net assets	$41,562	$57,453	$72,767
	Shares outstanding	2,795	3,728	5,266
	Net asset value per share	$14.87	$15.41	$13.82
Class 529-A:	Net assets	$93,874	$183,691	$221,037
	Shares outstanding	6,340	11,967	16,020
	Net asset value per share	$14.81	$15.35	$13.80
Class 529-B:	Net assets	$551	$1,253	$1,519
	Shares outstanding	38	83	110
	Net asset value per share	$14.65	$15.17	$13.77
Class 529-C:	Net assets	$41,846	$64,951	$93,017
	Shares outstanding	2,864	4,286	6,767
	Net asset value per share	$14.61	$15.15	$13.74
Class 529-E:	Net assets	$3,710	$11,223	$10,464
	Shares outstanding	251	735	760
	Net asset value per share	$14.75	$15.27	$13.78
Class 529-F-1:	Net assets	$4,240	$9,678	$16,340
	Shares outstanding	285	629	1,183
	Net asset value per share	$14.85	$15.39	$13.81
Class R-1:	Net assets	$1,524	$4,632	$6,597
	Shares outstanding	104	305	480
	Net asset value per share	$14.65	$15.19	$13.75
Class R-2:	Net assets	$19,517	$33,879	$38,563
	Shares outstanding	1,335	2,234	2,807
	Net asset value per share	$14.62	$15.16	$13.74
Class R-2E:	Net assets	$10	$10	$10
	Shares outstanding	1	1	1
	Net asset value per share	$14.82	$15.36	$13.80
Class R-3:	Net assets	$12,759	$21,619	$27,530
	Shares outstanding	866	1,414	1,999
	Net asset value per share	$14.74	$15.29	$13.77
Class R-4:	Net assets	$4,521	$6,831	$10,390
	Shares outstanding	305	445	753
	Net asset value per share	$14.82	$15.36	$13.80
Class R-5:	Net assets	$1,224	$1,427	$1,390
	Shares outstanding	82	92	100
	Net asset value per share	$14.88	$15.42	$13.84
Class R-6:	Net assets	$32,997	$36,042	$31,897
	Shares outstanding	2,207	2,335	2,308
	Net asset value per share	$14.95	$15.43	$13.82

See Notes to Financial Statements

18	American Funds Portfolio Series

(dollars and shares in thousands, except per-share amounts)

Balanced Portfolio	Income Portfolio	Tax-Advantaged Income Portfolio	Preservation Portfolio	Tax-Exempt Preservation Portfolio

$1,803,361	$1,766,308	$413,108	$436,348	$158,892
135,409	147,427	33,089	43,835	15,905
$13.32	$11.98	$12.48	$9.95	$9.99
$7,308	$6,157	$295	$1,704	$67
550	515	24	171	7
$13.29	$11.96	$12.47	$9.95	$10.00
$415,782	$381,221	$60,159	$93,475	$41,994
31,357	31,948	4,840	9,401	4,209
$13.26	$11.93	$12.43	$9.94	$9.98
$61,816	$61,766	$15,478	$8,858	$4,385
4,642	5,153	1,240	890	439
$13.32	$11.99	$12.48	$9.96	$9.99
$63,838	$59,292	$17,914	$12,087	$11,145
4,787	4,943	1,433	1,214	1,116
$13.33	$12.00	$12.50	$9.95	$9.99
$143,954	$61,951		$43,571
10,811	5,172		4,378
$13.32	$11.98		$9.95
$908	$693		$384
68	58		39
$13.29	$11.96		$9.96
$74,801	$40,277		$22,323
5,638	3,375		2,244
$13.27	$11.93		$9.95
$5,229	$4,837		$2,341
393	404		235
$13.30	$11.97		$9.95
$12,340	$4,461		$7,740
926	372		778
$13.33	$11.99		$9.95
$7,200	$1,593		$720
542	133		72
$13.27	$11.94		$9.95
$35,500	$14,843		$7,544
2,676	1,243		759
$13.27	$11.94		$9.94
$10	$10		$10
1	1		1
$13.31	$11.98		$9.96
$35,338	$11,240		$7,397
2,657	939		743
$13.30	$11.97		$9.95
$40,158	$9,837		$2,905
3,015	821		292
$13.32	$11.99		$9.96
$8,788	$2,074		$518
659	173		52
$13.34	$12.00		$9.96
$38,914	$11,920		$6,049
2,918	994		608
$13.34	$12.00		$9.96

American Funds Portfolio Series	19

Statements of operations
for the year ended October 31, 2014

	Global Growth	Growth	Growth and Income
	Portfolio	Portfolio	Portfolio
Investment income:
Income:
Dividends:
Unaffiliated issuers	$11,610	$12,335	$67,852
Affiliated issuers	—	—	—
	11,610	12,335	67,852

Fees and expenses*:
Investment advisory services	897	1,560	2,831
Distribution services	2,879	5,053	9,449
Transfer agent services	891	1,554	2,783
Reports to shareholders	44	77	139
Registration statement and prospectus	289	364	486
Trustees’ compensation	5	8	15
Auditing and legal	8	13	23
Custodian	13	13	13
Other	104	199	269
Total fees and expenses before reimbursements/waivers	5,130	8,841	16,008
Less reimbursements/waivers of fees and expenses:
Investment advisory services	897	1,560	2,831
Other	—	—	—
Total fees and expenses after reimbursements/waivers	4,233	7,281	13,177
Net investment income	7,377	5,054	54,675

Net realized gain (loss) and unrealized appreciation on investments:
Net realized loss on sale of investments:
Unaffiliated issuers	(39)	(1)	—
Affiliated issuers	—	—	—
Capital gain distributions received	18,725	54,687	54,900
Net realized gain (loss) on investments	18,686	54,686	54,900
Net unrealized appreciation on investments	32,399	79,139	170,545
Net realized gain (loss) and unrealized appreciation on investments	51,085	133,825	225,445

Net increase in net assets resulting from operations	$58,462	$138,879	$280,120

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

20	American Funds Portfolio Series

(dollars in thousands)

Balanced	Income	Tax-Advantaged Income	Preservation	Tax-Exempt Preservation
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$42,633	$62,963	$12,123	$6,263	$5,515
—	5,597	—	1,348	—
42,633	68,560	12,123	7,611	5,515

2,137	1,940	369	541	182
7,555	7,068	1,367	2,090	780
2,111	1,887	349	528	170
105	95	18	28	9
413	390	124	242	97
12	11	2	3	1
18	16	3	4	1
13	13	13	13	13
187	95	2	65	1

12,551	11,515	2,247	3,514	1,254

2,137	1,940	369	541	182
—	—	—	39	35

10,414	9,575	1,878	2,934	1,037
32,219	58,985	10,245	4,677	4,478

(29)	—	(243)	(322)	(825)
—	(5)	—	(97)	—
20,567	9,256	1,381	—	—
20,538	9,251	1,138	(419)	(825)
120,541	77,104	26,975	2,556	4,001

141,079	86,355	28,113	2,137	3,176
$173,298	$145,340	$38,358	$6,814	$7,654

American Funds Portfolio Series	21

Statements of changes in net assets

	Global Growth Portfolio		Growth Portfolio		Growth and Income Portfolio
	Year ended October 31		Year ended October 31		Year ended October 31
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income	$7,377	$2,323	$5,054	$2,879	$54,675	$23,458
Net realized gain (loss) on investments	18,686	786	54,686	3,333	54,900	2,674
Net unrealized appreciation (depreciation) on investments	32,399	69,290	79,139	126,286	170,545	187,635
Net increase (decrease) in net assets resulting from operations	58,462	72,399	138,879	132,498	280,120	213,767

Dividends and distributions paid to shareholders:
Dividends from net investment income	(6,949)	(1,568)	(5,546)	(2,296)	(55,311)	(22,744)
Distributions from net realized gain on investments	(676)	(57)	(3,125)	—	(2,049)	—
Total dividends and distributions paid to shareholders	(7,625)	(1,625)	(8,671)	(2,296)	(57,360)	(22,744)

Net capital share transactions	516,928	428,990	958,321	691,573	1,468,849	1,353,734

Total increase in net assets	567,765	499,764	1,088,529	821,775	1,691,609	1,544,757

Net assets:
Beginning of year	587,440	87,676	993,400	171,625	1,967,685	422,928
End of year	$1,155,205	$587,440	$2,081,929	$993,400	$3,659,294	$1,967,685

Undistributed (distributions in excess of) net investment income	$175	$891	$(2)	$665	$(3)	$1,508

See Notes to Financial Statements

22	American Funds Portfolio Series

(dollars in thousands)

Balanced		Income		Tax-Advantaged Income		Preservation		Tax-Exempt Preservation
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio
Year ended October 31		Year ended October 31		Year ended October 31		Year ended October 31		Year ended October 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$32,219	$15,046	$58,985	$30,429	$10,245	$5,210	$4,677	$4,210	$4,478	$4,347
20,538	(6)	9,251	2,784	1,138	(52)	(419)	(922)	(825)	(1,759)

120,541	132,399	77,104	76,562	26,975	12,560	2,556	(6,315)	4,001	(5,164)

173,298	147,439	145,340	109,775	38,358	17,718	6,814	(3,027)	7,654	(2,576)

(32,444)	(14,398)	(58,769)	(30,515)	(10,112)	(4,843)	(4,684)	(4,213)	(4,476)	(4,352)
—	—	(832)	—	—	(51)	—	—	—	—

(32,444)	(14,398)	(59,601)	(30,515)	(10,112)	(4,894)	(4,684)	(4,213)	(4,476)	(4,352)
1,098,483	1,024,039	880,476	965,081	214,424	173,334	162,427	255,789	38,796	66,660
1,239,337	1,157,080	966,215	1,044,341	242,670	186,158	164,557	248,549	41,974	59,732

1,515,908	358,828	1,472,265	427,924	264,284	78,126	489,417	240,868	174,509	114,777
$2,755,245	$1,515,908	$2,438,480	$1,472,265	$506,954	$264,284	$653,974	$489,417	$216,483	$174,509

$672	$927	$2,478	$2,262	$675	$543	$73	$80	$57	$55

American Funds Portfolio Series	23

Notes to financial statements

1. Organization

American Funds Portfolio Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The series consists of eight funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

American Funds Global Growth Portfolio	Seeks long-term growth of capital.
American Funds Growth Portfolio	Seeks long-term growth of capital.
American Funds Growth and Income Portfolio	Seeks long-term growth of capital while providing current income.
American Funds Balanced Portfolio	Seeks current income and long-term growth of capital and income.
American Funds Income Portfolio	Seeks current income and, secondarily, long-term growth of capital.
American Funds Tax-Advantaged Income Portfolio	Seeks current income, a portion of which is exempt from regular federal income tax, while secondarily striving for long-term growth of capital.
American Funds Preservation Portfolio	Seeks current income, consistent with the preservation of capital.
American Funds Tax-Exempt Preservation Portfolio	Seeks current income that is exempt from regular federal income tax, consistent with preservation of capital.

Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”), the series’ investment adviser, is also the investment adviser to the underlying funds.

The Global Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio, Income Portfolio and Preservation Portfolio each have 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The Tax-Advantaged Income Portfolio and Tax-Exempt Preservation Portfolio each have five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2). The funds’ share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50% for Preservation Portfolio and Tax-Exempt Preservation Portfolio; up to 3.75% for Tax-Advantaged Income Portfolio; up to 5.75% for all other funds	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
* Class B and 529-B shares of the funds are not available for purchase.

On August 29, 2014, Global Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio, Income Portfolio and Preservation Portfolio each made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to the series’ registration statement filed with the U.S. Securities and Exchange Commission. Refer to the series prospectus for more details.

24	American Funds Portfolio Series

Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class of each fund.

2. Significant accounting policies

Each fund in the series is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables on pages 44 to 57.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At October 31, 2014, all of the investment securities held by each fund were classified as Level 1.

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4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

26	American Funds Portfolio Series

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the underlying fund could cause the values of these securities to decline.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make an underlying fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the underlying fund’s share price may increase.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net income and net capital gains each year. The funds are not subject to income taxes to the extent taxable income and net capital gains are distributed.

As of and during the period ended October 31, 2014, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The series is not subject to examination by U.S. federal and state tax authorities for tax years before 2012, the year the series commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distributions for tax purposes.

As of October 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each fund were as follows (dollars in thousands):

	Global Growth Portfolio	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio
Undistributed ordinary income	$176	$—	$—	$675
Undistributed long-term capital gain	18,285	51,378	51,582	18,765
Gross unrealized appreciation on investment securities	106,987	212,450	375,033	261,501
Gross unrealized depreciation on investment securities	—	—	(6,789)	—
Net unrealized appreciation (depreciation) on investment securities	106,987	212,450	368,244	261,501
Cost of investment securities	1,048,630	1,870,267	3,292,453	2,494,677
Reclassification to undistributed (distributions in excess) of net investment income from undistributed (accumulated) net realized gain (loss)	450	52	10	—
Reclassification to capital paid in on shares of beneficial interest from undistributed (distributions in excess) of net investment income	1,594	227	885	30
Reclassification to capital paid in on shares of beneficial interest from undistributed (accumulated) net realized gain (loss)	—	3,309	3,319	1,802

	Income Portfolio	Tax-Advantaged Income Portfolio	Preservation Portfolio	Tax-Exempt Preservation Portfolio
Undistributed ordinary income	$2,479	$269	$75	$—
Undistributed tax-exempt income	—	406	—	57
Undistributed long-term capital gain	8,055	1,250	—	—
Capital loss carryforward	—	—	(14)	(1,563)
Gross unrealized appreciation on investment securities	171,720	41,873	—	—
Gross unrealized depreciation on investment securities	(12,258)	—	(4,518)	(1,478)
Net unrealized appreciation (depreciation) on investment securities	159,462	41,873	(4,518)	(1,478)
Cost of investment securities	2,280,093	465,238	658,811	217,999
Reclassification to undistributed (distributions in excess) of net investment income from undistributed (accumulated) net realized gain (loss)	9	—	—	—
Reclassification to capital paid in on shares of beneficial interest from undistributed (distributions in excess) of net investment income	9	1	—	—
Reclassification to capital paid in on shares of beneficial interest from undistributed (accumulated) net realized gain (loss)	1,201	149	—	—

28	American Funds Portfolio Series

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Global Growth Portfolio

	Year ended October 31, 2014			Year ended October 31, 2013
			Total				Total
		Long-term	dividends and			Long-term	dividends and
	Ordinary	capital	distributions	Ordinary		capital	distributions
Share class	income	gains	paid	income		gains	paid
Class A	$4,658	$429	$5,087	$1,014		$—	$1,014
Class B	10	2	12	5		—	5
Class C	509	74	583	127		—	127
Class F-1	285	26	311	31		—	31
Class F-2	276	22	298	43		—	43
Class 529-A	576	54	630	174		—	174
Class 529-B	3	1	4	2		—	2
Class 529-C	114	19	133	34		—	34
Class 529-E	16	2	18	3		—	3
Class 529-F-1	17	1	18	7		—	7
Class R-1	6	1	7	2		—	2
Class R-2	68	9	77	10		—	10
Class R-2E1	—	—	—
Class R-3	69	8	77	9		—	9
Class R-4	20	2	22	9		—	9
Class R-5	264	21	285	155		—	155
Class R-6	58	5	63	—	[2]	—	—	[2]
Total	$6,949	$676	$7,625	$1,625		$—	$1,625

Growth Portfolio
	Year ended October 31, 2014			Year ended October 31, 2013
			Total				Total
		Long-term	dividends and			Long-term	dividends and
	Ordinary	capital	distributions	Ordinary		capital	distributions
Share class	income	gains	paid	income		gains	paid
Class A	$4,140	$2,016	$6,156	$1,500		$—	$1,500
Class B	—	14	14	13		—	13
Class C	191	358	549	168		—	168
Class F-1	122	62	184	49		—	49
Class F-2	230	94	324	38		—	38
Class 529-A	551	285	836	278		—	278
Class 529-B	—	3	3	3		—	3
Class 529-C	2	107	109	79		—	79
Class 529-E	20	15	35	13		—	13
Class 529-F-1	34	15	49	14		—	14
Class R-1	—	7	7	10		—	10
Class R-2	30	45	75	19		—	19
Class R-2E1	—	—	—
Class R-3	31	28	59	6		—	6
Class R-4	15	7	22	6		—	6
Class R-5	147	57	204	99		—	99
Class R-6	33	12	45	1		—	1
Total	$5,546	$3,125	$8,671	$2,296		$—	$2,296

See page 32 for footnotes.

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Growth and Income Portfolio

	Year ended October 31, 2014					Year ended October 31, 2013
				Total				Total
			Long-term	dividends and			Long-term	dividends and
	Ordinary		capital	distributions		Ordinary	capital	distributions
Share class	income		gains	paid		income	gains	paid
Class A	$41,550		$1,445	$42,995		$17,103	$—	$17,103
Class B	136		9	145		103	—	103
Class C	4,938		254	5,192		1,753	—	1,753
Class F-1	983		34	1,017		348	—	348
Class F-2	1,140		34	1,174		342	—	342
Class 529-A	3,587		134	3,721		1,725	—	1,725
Class 529-B	18		1	19		15	—	15
Class 529-C	947		57	1,004		478	—	478
Class 529-E	159		7	166		68	—	68
Class 529-F-1	293		10	303		115	—	115
Class R-1	73		4	77		41	—	41
Class R-2	376		20	396		116	—	116
Class R-2E1	—	[2]	—	—	[2]
Class R-3	351		14	365		131	—	131
Class R-4	146		5	151		20	—	20
Class R-5	289		19	308		376	—	376
Class R-6	325		2	327		10	—	10
Total	$55,311		$2,049	$57,360		$22,744	$—	$22,744

Balanced Portfolio
	Year ended October 31, 2014					Year ended October 31, 2013
				Total				Total
			Long-term	dividends and			Long-term	dividends and
	Ordinary		capital	distributions		Ordinary	capital	distributions
Share class	income		gains	paid		income	gains	paid
Class A	$23,394		$—	$23,394		$10,395	$—	$10,395
Class B	66		—	66		51	—	51
Class C	2,850		—	2,850		1,123	—	1,123
Class F-1	876		—	876		335	—	335
Class F-2	814		—	814		321	—	321
Class 529-A	1,831		—	1,831		1,071	—	1,071
Class 529-B	8		—	8		7	—	7
Class 529-C	507		—	507		265	—	265
Class 529-E	55		—	55		33	—	33
Class 529-F-1	200		—	200		95	—	95
Class R-1	52		—	52		31	—	31
Class R-2	223		—	223		85	—	85
Class R-2E1	—	[2]	—	—	[2]
Class R-3	343		—	343		156	—	156
Class R-4	530		—	530		133	—	133
Class R-5	240		—	240		188	—	188
Class R-6	455		—	455		109	—	109
Total	$32,444		$—	$32,444		$14,398	$—	$14,398

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Income Portfolio

	Year ended October 31, 2014						Year ended October 31, 2013
					Total				Total
			Long-term		dividends and			Long-term	dividends and
	Ordinary		capital		distributions		Ordinary	capital	distributions
Share class	income		gains		paid		income	gains	paid
Class A	$44,418		$603		$45,021		$22,756	$—	$22,756
Class B	148		3		151		119	—	119
Class C	7,219		123		7,342		3,636	—	3,636
Class F-1	1,627		24		1,651		1,015	—	1,015
Class F-2	1,490		19		1,509		767	—	767
Class 529-A	1,559		22		1,581		886	—	886
Class 529-B	17		—	[2]	17		13	—	13
Class 529-C	818		16		834		511	—	511
Class 529-E	105		1		106		65	—	65
Class 529-F-1	114		1		115		59	—	59
Class R-1	28		1		29		14	—	14
Class R-2	297		5		302		149	—	149
Class R-2E1	—	[2]	—		—	[2]
Class R-3	269		4		273		133	—	133
Class R-4	234		4		238		137	—	137
Class R-5	198		5		203		234	—	234
Class R-6	228		1		229		21	—	21
Total	$58,769		$832		$59,601		$30,515	$—	$30,515

Tax-Advantaged Income Portfolio

	Year ended October 31, 2014						Year ended October 31, 2013
					Total				Total
			Long-term		dividends and			Long-term	dividends and
	Ordinary		capital		distributions		Ordinary	capital	distributions
Share class	income[3]		gains		paid		income	gains	paid
Class A	$8,495		$—		$8,495		$4,230	$—	$4,230
Class B	7		—		7		4	—	4
Class C	924		—		924		367	—	367
Class F-1	379		—		379		182	—	182
Class F-2	307		—		307		111	—	111
Total	$10,112		$—		$10,112		$4,894	$—	$4,894

See page 32 for footnotes.

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Preservation Portfolio

	Year ended October 31, 2014					Year ended October 31, 2013
				Total				Total
			Long-term	dividends and			Long-term	dividends and
	Ordinary		capital	distributions		Ordinary	capital	distributions
Share class	income		gains	paid		income	gains	paid
Class A	$3,681		$—	$3,681		$3,296	$—	$3,296
Class B	5		—	5		9	—	9
Class C	202		—	202		224	—	224
Class F-1	66		—	66		75	—	75
Class F-2	98		—	98		80	—	80
Class 529-A	360		—	360		303	—	303
Class 529-B	1		—	1		1	—	1
Class 529-C	36		—	36		43	—	43
Class 529-E	16		—	16		17	—	17
Class 529-F-1	75		—	75		39	—	39
Class R-1	1		—	1		3	—	3
Class R-2	14		—	14		16	—	16
Class R-2E1	—	[2]	—	—	[2]
Class R-3	37		—	37		30	—	30
Class R-4	24		—	24		17	—	17
Class R-5	35		—	35		56	—	56
Class R-6	33		—	33		4	—	4
Total	$4,684		$—	$4,684		$4,213	$—	$4,213

Tax-Exempt Preservation Portfolio

	Year ended October 31, 2014			Year ended October 31, 2013
			Total			Total
		Long-term	dividends and		Long-term	dividends and
	Ordinary	capital	distributions	Ordinary	capital	distributions
Share class	income[3]	gains	paid	income	gains	paid
Class A	$3,417	$—	$3,417	$3,108	$—	$3,108
Class B	1	—	1	2	—	2
Class C	711	—	711	699	—	699
Class F-1	108	—	108	211	—	211
Class F-2	239	—	239	332	—	332
Total	$4,476	$—	$4,476	$4,352	$—	$4,352

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Ordinary income may include both taxable and tax-exempt income.

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.10% of daily net assets. CRMC is currently waiving these fees. This waiver can only be modified or terminated with the approval of the series’ board of trustees. Investment advisory services fees are presented in the statements of operations gross of the waiver from CRMC. CRMC receives fees from the underlying funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables on pages 44 to 57.

Other reimbursements — CRMC has agreed to reimburse a portion of the fees and expenses of Preservation Portfolio and Tax-Exempt Preservation Portfolio during their startup period. At its discretion, the adviser may elect to extend, modify or terminate the reimbursements. Fees and expenses in the statements of operations are presented gross of the reimbursement from CRMC. The amounts reimbursed by CRMC are reflected as other reimbursements.

32	American Funds Portfolio Series

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2014, unreimbursed expenses subject to reimbursement for the funds’ Class A and 529-A shares were as follows (dollars in thousands):

	Class A	Class 529-A
Global Growth Portfolio	$—	$—
Growth Portfolio	—	—
Growth and Income Portfolio	—	—
Balanced Portfolio	—	—
Income Portfolio	—	—
Tax-Advantaged Income Portfolio	31	Not applicable
Preservation Portfolio	—	—
Tax-Exempt Preservation Portfolio	287	Not applicable

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC for providing administrative services to all of the funds’ share classes. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.05% of average daily net assets from the Class R-6 shares of the underlying funds for administrative services provided to the series.

529 plan services — For funds with 529 share classes, each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period November 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. Virginia529 is not considered a related party to the series.

American Funds Portfolio Series	33

Class-specific expenses under the agreements described in this section for the year ended October 31, 2014, were as follows (dollars in thousands):

Global Growth Portfolio

Share class	Distribution services	Transfer agent services		529 plan services
Class A	$1,141	$537		Not applicable
Class B	23	2		Not applicable
Class C	1,016	97		Not applicable
Class F-1	84	39		Not applicable
Class F-2	Not applicable	32		Not applicable
Class 529-A	134	68		$67
Class 529-B	6	1		1
Class 529-C	292	27		27
Class 529-E	13	1		2
Class 529-F-1	—	2		2
Class R-1	12	1		Not applicable
Class R-2	103	56		Not applicable
Class R-2E*	—	—	†	Not applicable
Class R-3	48	17		Not applicable
Class R-4	7	3		Not applicable
Class R-5	Not applicable	7		Not applicable
Class R-6	Not applicable	1		Not applicable
Total class-specific expenses	$2,879	$891		$99

Growth Portfolio

Share class	Distribution services	Transfer agent services		529 plan services
Class A	$1,922	$956		Not applicable
Class B	54	5		Not applicable
Class C	1,887	179		Not applicable
Class F-1	73	33		Not applicable
Class F-2	Not applicable	48		Not applicable
Class 529-A	244	130		$129
Class 529-B	11	1		1
Class 529-C	511	47		47
Class 529-E	40	5		8
Class 529-F-1	—	6		6
Class R-1	37	4		Not applicable
Class R-2	186	101		Not applicable
Class R-2E*	—	—	†	Not applicable
Class R-3	77	27		Not applicable
Class R-4	11	4		Not applicable
Class R-5	Not applicable	7		Not applicable
Class R-6	Not applicable	1		Not applicable
Total class-specific expenses	$5,053	$1,554		$191

Growth and Income Portfolio

Share class	Distribution services	Transfer agent services		529 plan services
Class A	$3,999	$1,889		Not applicable
Class B	102	11		Not applicable
Class C	3,667	349		Not applicable
Class F-1	122	56		Not applicable
Class F-2	Not applicable	53		Not applicable
Class 529-A	356	166		$165
Class 529-B	15	1		1
Class 529-C	754	69		70
Class 529-E	44	5		8
Class 529-F-1	—	11		12
Class R-1	55	6		Not applicable
Class R-2	214	117		Not applicable
Class R-2E*	—	—	†	Not applicable
Class R-3	103	37		Not applicable
Class R-4	18	7		Not applicable
Class R-5	Not applicable	6		Not applicable
Class R-6	Not applicable	—	†	Not applicable
Total class-specific expenses	$9,449	$2,783		$256

Balanced Portfolio

Share class	Distribution services	Transfer agent services		529 plan services
Class A	$2,922	$1,327		Not applicable
Class B	73	8		Not applicable
Class C	3,083	292		Not applicable
Class F-1	136	63		Not applicable
Class F-2	Not applicable	46		Not applicable
Class 529-A	239	107		$107
Class 529-B	9	1		1
Class 529-C	605	55		56
Class 529-E	21	2		4
Class 529-F-1	—	9		10
Class R-1	55	6		Not applicable
Class R-2	196	106		Not applicable
Class R-2E*	—	—	†	Not applicable
Class R-3	133	48		Not applicable
Class R-4	83	33		Not applicable
Class R-5	Not applicable	6		Not applicable
Class R-6	Not applicable	2		Not applicable
Total class-specific expenses	$7,555	$2,111		$178

34	American Funds Portfolio Series

Income Portfolio

Share class	Distribution services	Transfer agent services		529 plan services
Class A	$3,258	$1,329		Not applicable
Class B	63	7		Not applicable
Class C	2,953	280		Not applicable
Class F-1	131	60		Not applicable
Class F-2	Not applicable	46		Not applicable
Class 529-A	112	47		$47
Class 529-B	7	1		1
Class 529-C	354	32		33
Class 529-E	19	2		3
Class 529-F-1	—	3		3
Class R-1	11	1		Not applicable
Class R-2	94	52		Not applicable
Class R-2E*	—	—	†	Not applicable
Class R-3	47	17		Not applicable
Class R-4	19	7		Not applicable
Class R-5	Not applicable	3		Not applicable
Class R-6	Not applicable	—	†	Not applicable
Total class-specific expenses	$7,068	$1,887		$87

Tax-Advantaged Income Portfolio

Share class	Distribution services	Transfer agent services
Class A	$905	$284
Class B	3	—	†
Class C	426	40
Class F-1	33	15
Class F-2	Not applicable	10
Total class-specific expenses	$1,367	$349

Preservation Portfolio

Share class	Distribution services	Transfer agent services		529 plan services
Class A	$919	$340		Not applicable
Class B	19	2		Not applicable
Class C	752	70		Not applicable
Class F-1	17	7		Not applicable
Class F-2	Not applicable	8		Not applicable
Class 529-A	83	35		$35
Class 529-B	5	1		1
Class 529-C	197	18		18
Class 529-E	11	1		2
Class 529-F-1	—	5		6
Class R-1	6	1		Not applicable
Class R-2	48	27		Not applicable
Class R-2E*	—	—	†	Not applicable
Class R-3	27	10		Not applicable
Class R-4	6	2		Not applicable
Class R-5	Not applicable	1		Not applicable
Class R-6	Not applicable	—	†	Not applicable
Total class-specific expenses	$2,090	$528		$62

Tax-Exempt Preservation Portfolio

Share class	Distribution services	Transfer agent services
Class A	$395	$122
Class B	1	—	†
Class C	374	35
Class F-1	10	5
Class F-2	Not applicable	8
Total class-specific expenses	$780	$170

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in shares of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

	Current fees	Increase in value of deferred amounts	Total trustees’ compensation

Global Growth Portfolio	$4,783	$42	$4,825
Growth Portfolio	8,305	72	8,377
Growth and Income Portfolio	15,179	154	15,333
Balanced Portfolio	11,472	124	11,596
Income Portfolio	10,474	130	10,604
Tax-Advantaged Income Portfolio	1,976	24	2,000
Preservation Portfolio	2,982	59	3,041
Tax-Exempt Preservation Portfolio	1,007	25	1,032

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any of the funds in the series.

American Funds Portfolio Series	35

7. Investment transactions

The funds made purchases and sales of investment securities during the year ended October 31, 2014, as follows (dollars in thousands):

	Purchases	Sales

Global Growth Portfolio	$537,049	$1,412
Growth Portfolio	1,010,198	328
Growth and Income Portfolio	1,521,826	—
Balanced Portfolio	1,120,978	1,696
Income Portfolio	889,785	103
Tax-Advantaged Income Portfolio	221,420	5,383
Preservation Portfolio	187,111	24,689
Tax-Exempt Preservation Portfolio	64,701	25,929

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$381,874	26,443	$5,057		355		$(74,717)	(5,177)	$312,214	21,621
Class B	1,322	93	12		1		(925)	(65)	409	29
Class C	80,666	5,640	582		41		(14,433)	(1,006)	66,815	4,675
Class F-1	20,065	1,390	312		22		(6,343)	(437)	14,034	975
Class F-2	25,394	1,752	292		21		(6,491)	(451)	19,195	1,322
Class 529-A	48,050	3,338	630		44		(3,876)	(267)	44,804	3,115
Class 529-B	151	11	3		—	[2]	(204)	(14)	(50)	(3)
Class 529-C	27,005	1,869	133		10		(2,656)	(183)	24,482	1,696
Class 529-E	2,056	141	18		1		(164)	(12)	1,910	130
Class 529-F-1	3,463	236	19		1		(513)	(35)	2,969	202
Class R-1	1,044	73	6		—	[2]	(335)	(23)	715	50
Class R-2	13,762	962	77		6		(1,802)	(126)	12,037	842
Class R-2E3	10	1	—		—		—	—	10	1
Class R-3	6,662	463	76		5		(975)	(68)	5,763	400
Class R-4	3,210	220	22		1		(407)	(28)	2,825	193
Class R-5	3,436	241	285		20		(23,979)	(1,653)	(20,258)	(1,392)
Class R-6	33,071	2,263	62		4		(4,079)	(274)	29,054	1,993
Total net increase (decrease)	$651,241	45,136	$7,586		532		$(141,899)	(9,819)	$516,928	35,849

Year ended October 31, 2013

Class A	$304,908	24,347	$1,006		88		$(26,966)	(2,138)	$278,948	22,297
Class B	1,508	122	5		1		(449)	(36)	1,064	87
Class C	51,036	4,097	126		11		(4,063)	(319)	47,099	3,789
Class F-1	21,325	1,711	28		2		(2,782)	(216)	18,571	1,497
Class F-2	19,675	1,578	33		3		(2,727)	(215)	16,981	1,366
Class 529-A	30,887	2,497	174		15		(1,095)	(88)	29,966	2,424
Class 529-B	396	31	2		—	[2]	(56)	(4)	342	27
Class 529-C	12,768	1,031	34		3		(578)	(46)	12,224	988
Class 529-E	1,358	108	3		—	[2]	(52)	(4)	1,309	104
Class 529-F-1	889	73	7		1		(166)	(14)	730	60
Class R-1	631	51	2		—	[2]	(113)	(9)	520	42
Class R-2	7,466	606	10		1		(1,899)	(154)	5,577	453
Class R-3	6,067	494	9		1		(635)	(49)	5,441	446
Class R-4	1,330	109	9		1		(317)	(26)	1,022	84
Class R-5	9,429	747	155		13		(3,089)	(241)	6,495	519
Class R-6	2,755	216	—	[2]	—	[2]	(54)	(4)	2,701	212
Total net increase (decrease)	$472,428	37,818	$1,603		140		$(45,041)	(3,563)	$428,990	34,395

36	American Funds Portfolio Series

Growth Portfolio

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$730,131	49,288	$6,127	422		$(122,579)	(8,273)	$613,679	41,437
Class B	2,717	187	14	1		(2,383)	(163)	348	25
Class C	163,107	11,133	547	38		(27,389)	(1,865)	136,265	9,306
Class F-1	25,414	1,712	184	12		(7,513)	(504)	18,085	1,220
Class F-2	31,862	2,144	322	22		(9,839)	(665)	22,345	1,501
Class 529-A	89,179	6,040	836	58		(8,180)	(549)	81,835	5,549
Class 529-B	570	39	2	—	[2]	(305)	(21)	267	18
Class 529-C	33,172	2,275	110	8		(5,287)	(359)	27,995	1,924
Class 529-E	6,183	418	36	2		(457)	(31)	5,762	389
Class 529-F-1	5,680	383	48	3		(952)	(64)	4,776	322
Class R-1	2,459	168	7	1		(589)	(40)	1,877	129
Class R-2	22,936	1,563	75	5		(4,454)	(300)	18,557	1,268
Class R-2E3	10	1	—	—		—	—	10	1
Class R-3	13,539	913	59	4		(2,104)	(142)	11,494	775
Class R-4	5,492	372	22	2		(1,447)	(99)	4,067	275
Class R-5	2,700	185	205	14		(23,018)	(1,557)	(20,113)	(1,358)
Class R-6	35,498	2,382	45	3		(4,471)	(296)	31,072	2,089
Total net increase (decrease)	$1,170,649	79,203	$8,639	595		$(220,967)	(14,928)	$958,321	64,870

Year ended October 31, 2013

Class A	$499,761	39,881	$1,486	132		$(46,759)	(3,705)	$454,488	36,308
Class B	3,536	286	13	1		(1,018)	(81)	2,531	206
Class C	87,876	7,046	166	15		(7,265)	(573)	80,777	6,488
Class F-1	15,254	1,223	49	4		(1,876)	(153)	13,427	1,074
Class F-2	29,964	2,436	35	3		(4,741)	(380)	25,258	2,059
Class 529-A	59,326	4,780	278	25		(3,551)	(285)	56,053	4,520
Class 529-B	444	36	3	—	[2]	(213)	(17)	234	19
Class 529-C	21,624	1,759	79	7		(1,669)	(137)	20,034	1,629
Class 529-E	3,556	287	13	1		(25)	(2)	3,544	286
Class 529-F-1	3,021	237	14	1		(242)	(19)	2,793	219
Class R-1	1,663	137	10	1		(358)	(30)	1,315	108
Class R-2	11,240	892	19	2		(810)	(65)	10,449	829
Class R-3	8,493	692	6	—	[2]	(1,266)	(99)	7,233	593
Class R-4	1,962	158	6	—	[2]	(119)	(9)	1,849	149
Class R-5	10,082	789	99	9		(1,770)	(140)	8,411	658
Class R-6	3,999	299	1	—	[2]	(823)	(59)	3,177	240
Total net increase (decrease)	$761,801	60,938	$2,277	201		$(72,505)	(5,754)	$691,573	55,385

See page 43 for footnotes.

American Funds Portfolio Series	37

Growth and Income Portfolio

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,188,510	89,492	$42,641	3,207	$(218,172)	(16,375)	$1,012,979	76,324
Class B	3,623	275	144	11	(4,466)	(337)	(699)	(51)
Class C	267,942	20,266	5,161	390	(47,769)	(3,600)	225,334	17,056
Class F-1	38,045	2,860	941	71	(12,746)	(951)	26,240	1,980
Class F-2	45,930	3,447	1,147	86	(11,205)	(843)	35,872	2,690
Class 529-A	85,353	6,450	3,721	280	(11,071)	(832)	78,003	5,898
Class 529-B	507	38	19	1	(520)	(39)	6	— [2]
Class 529-C	37,784	2,867	1,003	76	(7,374)	(557)	31,413	2,386
Class 529-E	4,209	320	166	13	(817)	(61)	3,558	272
Class 529-F-1	7,010	525	303	23	(2,017)	(149)	5,296	399
Class R-1	2,783	212	76	6	(636)	(48)	2,223	170
Class R-2	23,036	1,742	395	29	(4,626)	(349)	18,805	1,422
Class R-2E3	10	1	—	—	—	—	10	1
Class R-3	14,475	1,094	365	28	(2,426)	(184)	12,414	938
Class R-4	9,296	701	150	12	(1,864)	(141)	7,582	572
Class R-5	2,751	209	308	23	(22,576)	(1,695)	(19,517)	(1,463)
Class R-6	32,149	2,403	327	24	(3,146)	(233)	29,330	2,194
Total net increase (decrease)	$1,763,413	132,902	$56,867	4,280	$(351,431)	(26,394)	$1,468,849	110,788

Year ended October 31, 2013

Class A	$1,049,902	89,576	$16,966	1,470	$(108,692)	(9,186)	$958,176	81,860
Class B	7,409	639	103	9	(2,558)	(218)	4,954	430
Class C	191,382	16,304	1,744	152	(16,446)	(1,389)	176,680	15,067
Class F-1	27,432	2,323	320	28	(4,854)	(414)	22,898	1,937
Class F-2	28,985	2,446	333	28	(3,283)	(276)	26,035	2,198
Class 529-A	82,784	7,111	1,725	150	(5,059)	(430)	79,450	6,831
Class 529-B	954	82	15	1	(346)	(29)	623	54
Class 529-C	37,895	3,262	477	42	(3,252)	(275)	35,120	3,029
Class 529-E	4,539	392	68	6	(146)	(13)	4,461	385
Class 529-F-1	7,940	674	114	10	(266)	(22)	7,788	662
Class R-1	3,557	307	41	4	(885)	(76)	2,713	235
Class R-2	17,196	1,473	116	10	(2,762)	(234)	14,550	1,249
Class R-3	12,302	1,055	131	11	(1,467)	(124)	10,966	942
Class R-4	2,343	197	20	2	(325)	(27)	2,038	172
Class R-5	8,367	708	376	33	(2,793)	(236)	5,950	505
Class R-6	1,398	115	9	1	(75)	(6)	1,332	110
Total net increase (decrease)	$1,484,385	126,664	$22,558	1,957	$(153,209)	(12,955)	$1,353,734	115,666

38	American Funds Portfolio Series

Balanced Portfolio

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$839,652	64,923	$23,258	1,798	$(162,331)	(12,548)	$700,579	54,173
Class B	3,654	285	66	5	(3,542)	(275)	178	15
Class C	236,462	18,382	2,831	220	(40,487)	(3,139)	198,806	15,463
Class F-1	31,808	2,473	875	68	(14,047)	(1,083)	18,636	1,458
Class F-2	41,624	3,218	809	62	(10,788)	(832)	31,645	2,448
Class 529-A	57,964	4,477	1,829	142	(13,234)	(1,023)	46,559	3,596
Class 529-B	416	32	8	1	(560)	(44)	(136)	(11)
Class 529-C	34,417	2,678	507	39	(7,571)	(585)	27,353	2,132
Class 529-E	2,491	193	54	4	(894)	(69)	1,651	128
Class 529-F-1	5,326	409	200	16	(3,249)	(248)	2,277	177
Class R-1	3,904	303	52	4	(1,435)	(113)	2,521	194
Class R-2	22,822	1,778	223	17	(4,346)	(337)	18,699	1,458
Class R-2E3	10	1	—	—	—	—	10	1
Class R-3	24,012	1,856	343	26	(8,800)	(680)	15,555	1,202
Class R-4	17,242	1,335	530	41	(4,090)	(315)	13,682	1,061
Class R-5	5,494	427	240	19	(12,505)	(967)	(6,771)	(521)
Class R-6	35,684	2,758	455	35	(8,900)	(688)	27,239	2,105
Total net increase (decrease)	$1,362,982	105,528	$32,280	2,497	$(296,779)	(22,946)	$1,098,483	85,079

Year ended October 31, 2013

Class A	$771,451	66,757	$10,336	898	$(99,271)	(8,512)	$682,516	59,143
Class B	4,959	433	50	4	(2,286)	(198)	2,723	239
Class C	155,059	13,390	1,115	98	(15,480)	(1,325)	140,694	12,163
Class F-1	39,454	3,404	334	29	(7,528)	(647)	32,260	2,786
Class F-2	23,091	1,991	320	28	(2,912)	(247)	20,499	1,772
Class 529-A	52,180	4,543	1,071	94	(6,801)	(585)	46,450	4,052
Class 529-B	755	66	7	1	(389)	(34)	373	33
Class 529-C	27,828	2,419	265	23	(2,862)	(247)	25,231	2,195
Class 529-E	2,328	204	33	3	(275)	(23)	2,086	184
Class 529-F-1	7,980	685	95	8	(796)	(69)	7,279	624
Class R-1	4,444	390	31	3	(1,411)	(120)	3,064	273
Class R-2	14,330	1,246	84	7	(3,121)	(272)	11,293	981
Class R-3	16,761	1,470	156	14	(5,238)	(463)	11,679	1,021
Class R-4	24,326	2,074	133	11	(2,216)	(186)	22,243	1,899
Class R-5	8,416	718	188	16	(2,081)	(178)	6,523	556
Class R-6	11,890	1,043	109	9	(2,873)	(244)	9,126	808
Total net increase (decrease)	$1,165,252	100,833	$14,327	1,246	$(155,540)	(13,350)	$1,024,039	88,729

See page 43 for footnotes.

American Funds Portfolio Series	39

Income Portfolio

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$791,213	67,433	$44,191	3,773	$(198,083)	(16,905)	$637,321	54,301
Class B	2,782	239	151	13	(3,308)	(283)	(375)	(31)
Class C	193,782	16,577	7,239	620	(47,081)	(4,029)	153,940	13,168
Class F-1	29,974	2,556	1,614	138	(13,950)	(1,189)	17,638	1,505
Class F-2	31,522	2,671	1,486	127	(11,189)	(954)	21,819	1,844
Class 529-A	28,091	2,398	1,577	135	(8,811)	(753)	20,857	1,780
Class 529-B	383	33	17	2	(407)	(35)	(7)	— [2]
Class 529-C	16,091	1,380	834	71	(7,701)	(658)	9,224	793
Class 529-E	2,636	225	106	9	(724)	(61)	2,018	173
Class 529-F-1	2,603	223	116	10	(706)	(61)	2,013	172
Class R-1	961	81	29	2	(226)	(19)	764	64
Class R-2	7,046	604	300	26	(2,811)	(241)	4,535	389
Class R-2E3	10	1	—	—	—	—	10	1
Class R-3	6,334	542	273	23	(2,148)	(181)	4,459	384
Class R-4	5,338	448	237	20	(2,416)	(207)	3,159	261
Class R-5	3,710	317	203	17	(10,662)	(906)	(6,749)	(572)
Class R-6	13,130	1,113	229	20	(3,509)	(296)	9,850	837
Total net increase (decrease)	$1,135,606	96,841	$58,602	5,006	$(313,732)	(26,778)	$880,476	75,069

Year ended October 31, 2013

Class A	$809,037	73,704	$22,180	2,035	$(128,313)	(11,623)	$702,904	64,116
Class B	5,294	485	118	11	(2,030)	(184)	3,382	312
Class C	170,549	15,571	3,586	330	(28,087)	(2,550)	146,048	13,351
Class F-1	37,498	3,427	1,005	92	(17,261)	(1,577)	24,242	1,942
Class F-2	28,396	2,578	759	69	(5,268)	(479)	23,887	2,168
Class 529-A	28,137	2,579	886	81	(5,514)	(502)	23,509	2,158
Class 529-B	505	46	13	1	(231)	(21)	287	26
Class 529-C	21,254	1,947	511	47	(2,827)	(256)	18,938	1,738
Class 529-E	2,020	187	65	6	(468)	(43)	1,617	150
Class 529-F-1	1,784	165	59	6	(151)	(14)	1,692	157
Class R-1	797	72	14	2	(215)	(19)	596	55
Class R-2	7,943	723	149	14	(835)	(75)	7,257	662
Class R-3	7,715	706	133	12	(3,754)	(338)	4,094	380
Class R-4	5,304	484	137	12	(207)	(19)	5,234	477
Class R-5	7,688	697	234	22	(5,257)	(478)	2,665	241
Class R-6	1,788	158	21	2	(80)	(7)	1,729	153
Total net increase (decrease)	$1,135,709	103,529	$29,870	2,742	$(200,498)	(18,185)	$965,081	88,086

40	American Funds Portfolio Series

Tax-Advantaged Income Portfolio

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$195,792	16,196	$8,405	697		$(34,806)	(2,911)	$169,391	13,982
Class B	203	17	7	1		(164)	(14)	46	4
Class C	34,554	2,873	913	76		(5,702)	(474)	29,765	2,475
Class F-1	9,455	787	380	32		(6,177)	(518)	3,658	301
Class F-2	13,008	1,070	304	25		(1,748)	(143)	11,564	952
Total net increase (decrease)	$253,012	20,943	$10,009	831		$(48,597)	(4,060)	$214,424	17,714

Year ended October 31, 2013

Class A	$162,396	14,592	$4,173	377		$(23,156)	(2,067)	$143,413	12,902
Class B	183	17	4	—	[2]	(49)	(4)	138	13
Class C	21,721	1,951	363	33		(3,670)	(329)	18,414	1,655
Class F-1	9,528	850	180	16		(2,214)	(198)	7,494	668
Class F-2	4,925	439	103	9		(1,153)	(102)	3,875	346
Total net increase (decrease)	$198,753	17,849	$4,823	435		$(30,242)	(2,700)	$173,334	15,584

See page 43 for footnotes.

American Funds Portfolio Series	41

Preservation Portfolio

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$250,926	25,263	$3,639	367		$(152,578)	(15,376)	$101,987	10,254
Class B	656	66	5	—	[2]	(1,320)	(133)	(659)	(67)
Class C	55,990	5,644	200	20		(30,244)	(3,052)	25,946	2,612
Class F-1	7,148	720	63	6		(4,074)	(411)	3,137	315
Class F-2	11,867	1,192	92	9		(5,950)	(600)	6,009	601
Class 529-A	21,342	2,152	360	36		(10,852)	(1,094)	10,850	1,094
Class 529-B	304	31	1	—	[2]	(423)	(43)	(118)	(12)
Class 529-C	11,855	1,195	36	4		(7,054)	(712)	4,837	487
Class 529-E	857	86	16	2		(617)	(62)	256	26
Class 529-F-1	3,285	330	75	8		(1,353)	(136)	2,007	202
Class R-1	480	48	1	—	[2]	(397)	(40)	84	8
Class R-2	4,912	496	14	1		(3,113)	(314)	1,813	183
Class R-2E3	10	1	—	—		—	—	10	1
Class R-3	3,855	388	37	4		(1,236)	(125)	2,656	267
Class R-4	2,607	262	24	3		(1,205)	(121)	1,426	144
Class R-5	2,552	257	35	4		(6,330)	(637)	(3,743)	(376)
Class R-6	7,020	706	33	3		(1,124)	(112)	5,929	597
Total net increase (decrease)	$385,666	38,837	$4,631	467		$(227,870)	(22,968)	$162,427	16,336

Year ended October 31, 2013

Class A	$363,415	36,357	$3,241	325		$(192,138)	(19,305)	$174,518	17,377
Class B	2,671	267	9	1		(1,881)	(189)	799	79
Class C	61,809	6,190	222	22		(26,523)	(2,668)	35,508	3,544
Class F-1	7,456	746	71	7		(8,488)	(852)	(961)	(99)
Class F-2	8,520	852	79	8		(5,465)	(549)	3,134	311
Class 529-A	25,165	2,516	303	31		(9,231)	(930)	16,237	1,617
Class 529-B	442	44	1	—	[2]	(465)	(46)	(22)	(2)
Class 529-C	13,466	1,348	43	4		(4,311)	(434)	9,198	918
Class 529-E	1,924	192	17	2		(1,170)	(119)	771	75
Class 529-F-1	5,529	554	39	4		(497)	(50)	5,071	508
Class R-1	1,475	147	3	—	[2]	(1,103)	(110)	375	37
Class R-2	7,316	730	16	2		(2,944)	(295)	4,388	437
Class R-3	10,963	1,095	30	3		(6,478)	(646)	4,515	452
Class R-4	2,698	270	17	1		(1,496)	(150)	1,219	121
Class R-5	4,066	407	56	6		(3,176)	(320)	946	93
Class R-6	474	47	4	1		(385)	(39)	93	9
Total net increase (decrease)	$517,389	51,762	$4,151	417		$(265,751)	(26,702)	$255,789	25,477

42	American Funds Portfolio Series

Tax-Exempt Preservation Portfolio

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$73,478	7,409	$3,341	337		$(42,692)	(4,326)	$34,127	3,420
Class B	34	4	1	—	[2]	(80)	(8)	(45)	(4)
Class C	18,488	1,865	699	71		(16,187)	(1,641)	3,000	295
Class F-1	1,959	197	106	11		(3,075)	(312)	(1,010)	(104)
Class F-2	6,165	620	237	24		(3,678)	(373)	2,724	271
Total net increase (decrease)	$100,124	10,095	$4,384	443		$(65,712)	(6,660)	$38,796	3,878

Year ended October 31, 2013

Class A	$123,762	12,285	$3,061	308		$(70,980)	(7,161)	$55,843	5,432
Class B	103	10	2	—	[2]	(91)	(9)	14	1
Class C	31,805	3,156	695	70		(14,848)	(1,505)	17,652	1,721
Class F-1	5,734	567	208	21		(9,484)	(949)	(3,542)	(361)
Class F-2	9,858	975	330	33		(13,495)	(1,353)	(3,307)	(345)
Total net increase (decrease)	$171,262	16,993	$4,296	432		$(108,898)	(10,977)	$66,660	6,448

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

American Funds Portfolio Series	43

Financial highlights

Global Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$13.92	$.14	$.92	$1.06	$(.15)	$(.01)	$(.16)	$14.82	7.71%	$722		.44%	.34%	.83%	.96%
10/31/13	11.17	.11	2.79	2.90	(.14)	(.01)	(.15)	13.92	26.18	377		.50	.40	.90	.85
10/31/12[6,7]	10.00	.03	1.14	1.17	—	—	—	11.17	11.70	53		.25	.20	.71	.29
Class B:
10/31/14	13.81	.03	.90	.93	(.07)	(.01)	(.08)	14.66	6.82	2		1.25	1.15	1.64	.23
10/31/13	11.13	.02	2.78	2.80	(.11)	(.01)	(.12)	13.81	25.32	2		1.28	1.18	1.68	.13
10/31/12[6,7]	10.00	(.01)	1.14	1.13	—	—	—	11.13	11.30	1		.56	.51	1.02	(.08)
Class C:
10/31/14	13.79	.02	.93	.95	(.10)	(.01)	(.11)	14.63	6.92	134		1.24	1.14	1.63	.14
10/31/13	11.13	.01	2.78	2.79	(.12)	(.01)	(.13)	13.79	25.27	62		1.26	1.16	1.66	.04
10/31/12[6,7]	10.00	(.02)	1.15	1.13	—	—	—	11.13	11.30	8		.56	.51	1.02	(.17)
Class F-1:
10/31/14	13.92	.13	.93	1.06	(.15)	(.01)	(.16)	14.82	7.69	39		.51	.41	.90	.92
10/31/13	11.17	.08	2.82	2.90	(.14)	(.01)	(.15)	13.92	26.23	23		.53	.43	.93	.59
10/31/12[6,7]	10.00	.03	1.14	1.17	—	—	—	11.17	11.70	2		.19	.14	.65	.28
Class F-2:
10/31/14	13.96	.17	.92	1.09	(.17)	(.01)	(.18)	14.87	7.90	41		.24	.14	.63	1.15
10/31/13	11.18	.12	2.82	2.94	(.15)	(.01)	(.16)	13.96	26.57	20		.27	.17	.67	.96
10/31/12[6,7]	10.00	.04	1.14	1.18	—	—	—	11.18	11.80	1		.11	.06	.57	.37
Class 529-A:
10/31/14	13.91	.13	.93	1.06	(.15)	(.01)	(.16)	14.81	7.70	94		.51	.41	.90	.87
10/31/13	11.16	.12	2.78	2.90	(.14)	(.01)	(.15)	13.91	26.27	45		.50	.40	.90	.96
10/31/12[6,7]	10.00	.02	1.14	1.16	—	—	—	11.16	11.60	9		.23	.18	.69	.21
Class 529-B:
10/31/14	13.80	.03	.90	.93	(.07)	(.01)	(.08)	14.65	6.79	1		1.33	1.23	1.72	.21
10/31/13	11.14	.03	2.75	2.78	(.11)	(.01)	(.12)	13.80	25.11	1		1.38	1.28	1.78	.21
10/31/12[6,7]	10.00	(.03)	1.17	1.14	—	—	—	11.14	11.40	—	[8]	.59	.54	1.05	(.26)
Class 529-C:
10/31/14	13.78	— [9]	.92	.92	(.08)	(.01)	(.09)	14.61	6.76	42		1.32	1.22	1.71	(.03)
10/31/13	11.12	(.01)	2.80	2.79	(.12)	(.01)	(.13)	13.78	25.23	16		1.36	1.26	1.76	(.06)
10/31/12[6,7]	10.00	(.02)	1.14	1.12	—	—	—	11.12	11.20	2		.60	.56	1.07	(.18)
Class 529-E:
10/31/14	13.88	.08	.93	1.01	(.13)	(.01)	(.14)	14.75	7.33	4		.79	.69	1.18	.55
10/31/13	11.16	.06	2.80	2.86	(.13)	(.01)	(.14)	13.88	25.89	2		.82	.72	1.22	.49
10/31/12[6,7]	10.00	.01	1.15	1.16	—	—	—	11.16	11.60	—	[8]	.33	.29	.80	.08
Class 529-F-1:
10/31/14	13.94	.14	.94	1.08	(.16)	(.01)	(.17)	14.85	7.85	4		.31	.21	.70	.96
10/31/13	11.18	.16	2.76	2.92	(.15)	(.01)	(.16)	13.94	26.37	1		.37	.27	.77	1.26
10/31/12[6,7]	10.00	.03	1.15	1.18	—	—	—	11.18	11.80	—	[8]	.16	.11	.62	.23

44	American Funds Portfolio Series

Global Growth Portfolio

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$13.81	$.02		$.92	$.94	$(.09)	$(.01)	$(.10)	$14.65	6.86%	$2		1.25%		1.15%		1.64%		.13%
10/31/13	11.14	.02		2.78	2.80	(.12)	(.01)	(.13)	13.81	25.28	1		1.25		1.15		1.65		.13
10/31/12[6,7]	10.00	—	[9]	1.14	1.14	—	—	—	11.14	11.40	—	[8]	.51		.47		.98		(.04)
Class R-2:
10/31/14	13.80	—	[9]	.93	.93	(.10)	(.01)	(.11)	14.62	6.82	19		1.30		1.20		1.69		.03
10/31/13	11.15	(.02)		2.81	2.79	(.13)	(.01)	(.14)	13.80	25.24	7		1.27		1.17		1.67		(.18)
10/31/12[6,7]	10.00	(.02)		1.17	1.15	—	—	—	11.15	11.50	1		.47		.42		.93		(.21)
Class R-2E:
10/31/14[6,10]	15.02	.01		(.21)	(.20)	—	—	—	14.82	(1.33)	—	[8]	.06	[11]	.04	[11]	.53	[11]	.09 [11]
Class R-3:
10/31/14	13.86	.09		.92	1.01	(.12)	(.01)	(.13)	14.74	7.38	13		.82		.72		1.21		.60
10/31/13	11.16	.05		2.80	2.85	(.14)	(.01)	(.15)	13.86	25.77	6		.83		.73		1.23		.36
10/31/12[6,7]	10.00	.04		1.12	1.16	—	—	—	11.16	11.60	—	[8]	.33		.29		.80		.39
Class R-4:
10/31/14	13.93	.12		.93	1.05	(.15)	(.01)	(.16)	14.82	7.62	4		.48		.38		.87		.81
10/31/13	11.18	.14		2.77	2.91	(.15)	(.01)	(.16)	13.93	26.27	1		.49		.39		.89		1.11
10/31/12[6,7]	10.00	—	[9]	1.18	1.18	—	—	—	11.18	11.80	—	[8]	.21		.16		.67		(.02)
Class R-5:
10/31/14	13.97	.27		.82	1.09	(.17)	(.01)	(.18)	14.88	7.92	1		.21		.11		.60		1.84
10/31/13	11.18	.18		2.77	2.95	(.15)	(.01)	(.16)	13.97	26.66	20		.23		.13		.63		1.47
10/31/12[6,7]	10.00	.03		1.15	1.18	—	—	—	11.18	11.80	11		.10		.05		.56		.30
Class R-6:
10/31/14	14.02	.14		.98	1.12	(.18)	(.01)	(.19)	14.95	8.07	33		.14		.04		.53		.96
10/31/13	11.17	.10		2.85	2.95	(.09)	(.01)	(.10)	14.02	26.57	3		.18		.08		.58		.79
10/31/12[6,7]	10.00	.05		1.12	1.17	—	—	—	11.17	11.70	—	[8]	.13		.08		.59		.52

See page 57 for footnotes.

American Funds Portfolio Series	45

Financial highlights (continued)

Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$14.02	$.07	$1.39	$1.46	$(.08)	$(.04)	$(.12)	$15.36	10.46%	$1,345	.42%	.32%	.75%	.47%
10/31/13	11.02	.09	3.02	3.11	(.11)	—	(.11)	14.02	28.45	646	.45	.35	.79	.67
10/31/12[6,7]	10.00	.02	1.00	1.02	—	—	—	11.02	10.20	108	.24	.19	.64	.15
Class B:
10/31/14	13.89	(.04)	1.37	1.33	—	(.04)	(.04)	15.18	9.58	5	1.24	1.14	1.57	(.28)
10/31/13	10.98	— [9]	3.00	3.00	(.09)	—	(.09)	13.89	27.47	5	1.26	1.16	1.60	(.04)
10/31/12[6,7]	10.00	(.02)	1.00	.98	—	—	—	10.98	9.80	1	.55	.51	.96	(.23)
Class C:
10/31/14	13.89	(.05)	1.38	1.33	(.02)	(.04)	(.06)	15.16	9.60	259	1.23	1.13	1.56	(.35)
10/31/13	10.98	(.02)	3.02	3.00	(.09)	—	(.09)	13.89	27.52	108	1.24	1.14	1.58	(.17)
10/31/12[6,7]	10.00	(.03)	1.01	.98	—	—	—	10.98	9.80	14	.55	.50	.95	(.27)
Class F-1:
10/31/14	14.01	.06	1.40	1.46	(.08)	(.04)	(.12)	15.35	10.44	40	.50	.40	.83	.41
10/31/13	11.02	.08	3.02	3.10	(.11)	—	(.11)	14.01	28.41	19	.51	.41	.85	.64
10/31/12[6,7]	10.00	.02	1.00	1.02	—	—	—	11.02	10.20	3	.19	.15	.60	.19
Class F-2:
10/31/14	14.05	.10	1.40	1.50	(.10)	(.04)	(.14)	15.41	10.69	57	.24	.14	.57	.66
10/31/13	11.03	.08	3.06	3.14	(.12)	—	(.12)	14.05	28.75	31	.26	.16	.60	.64
10/31/12[6,7]	10.00	.03	1.00	1.03	—	—	—	11.03	10.30	2	.09	.05	.50	.27
Class 529-A:
10/31/14	14.01	.06	1.40	1.46	(.08)	(.04)	(.12)	15.35	10.43	184	.49	.39	.82	.40
10/31/13	11.01	.09	3.02	3.11	(.11)	—	(.11)	14.01	28.49	90	.49	.39	.83	.71
10/31/12[6,7]	10.00	.01	1.00	1.01	—	—	—	11.01	10.10	21	.23	.18	.63	.09
Class 529-B:
10/31/14	13.89	(.06)	1.38	1.32	—	(.04)	(.04)	15.17	9.51	1	1.32	1.22	1.65	(.41)
10/31/13	10.98	.01	2.97	2.98	(.07)	—	(.07)	13.89	27.33	1	1.36	1.26	1.70	.04
10/31/12[6,7]	10.00	(.02)	1.00	.98	—	—	—	10.98	9.80	1	.59	.55	1.00	(.23)
Class 529-C:
10/31/14	13.88	(.06)	1.37	1.31	— [9]	(.04)	(.04)	15.15	9.45	65	1.31	1.21	1.64	(.41)
10/31/13	10.98	(.02)	3.00	2.98	(.08)	—	(.08)	13.88	27.35	33	1.34	1.24	1.68	(.15)
10/31/12[6,7]	10.00	(.03)	1.01	.98	—	—	—	10.98	9.80	8	.60	.55	1.00	(.30)
Class 529-E:
10/31/14	13.96	.01	1.39	1.40	(.05)	(.04)	(.09)	15.27	10.08	11	.78	.68	1.11	.09
10/31/13	11.00	.05	3.02	3.07	(.11)	—	(.11)	13.96	28.14	5	.80	.70	1.14	.39
10/31/12[6,7]	10.00	(.01)	1.01	1.00	—	—	—	11.00	10.00	1	.35	.30	.75	(.05)
Class 529-F-1:
10/31/14	14.04	.09	1.39	1.48	(.09)	(.04)	(.13)	15.39	10.60	10	.31	.21	.64	.59
10/31/13	11.03	.11	3.02	3.13	(.12)	—	(.12)	14.04	28.73	4	.34	.24	.68	.90
10/31/12[6,7]	10.00	.02	1.01	1.03	—	—	—	11.03	10.20	1	.14	.10	.55	.16

46	American Funds Portfolio Series

Growth Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$13.90	$(.05)	$1.38	$1.33	$—	$(.04)	$(.04)	$15.19	9.57%	$5		1.24%		1.14%		1.57%		(.34)%
10/31/13	10.99	.01	2.99	3.00	(.09)	—	(.09)	13.90	27.52	3		1.24		1.14		1.58		.11
10/31/12[6,7]	10.00	(.04)	1.03	.99	—	—	—	10.99	9.90	1		.56		.51		.96		(.34)
Class R-2:
10/31/14	13.90	(.06)	1.39	1.33	(.03)	(.04)	(.07)	15.16	9.55	34		1.29		1.19		1.62		(.42)
10/31/13	11.00	(.03)	3.03	3.00	(.10)	—	(.10)	13.90	27.44	13		1.24		1.14		1.58		(.22)
10/31/12[6,7]	10.00	(.03)	1.03	1.00	—	—	—	11.00	10.00	2		.48		.44		.89		(.27)
Class R-2E:
10/31/14[6,10]	15.54	.01	(.19)	(.18)	—	—	—	15.36	(1.16)	—	[8]	.06	[11]	.04	[11]	.47	[11]	.06 [11]
Class R-3:
10/31/14	13.97	.01	1.39	1.40	(.04)	(.04)	(.08)	15.29	10.07	22		.81		.71		1.14		.06
10/31/13	11.01	.01	3.05	3.06	(.10)	—	(.10)	13.97	28.02	9		.81		.71		1.15		.06
10/31/12[6,7]	10.00	.02	.99	1.01	—	—	—	11.01	10.10	—	[8]	.32		.27		.72		.19
Class R-4:
10/31/14	14.02	.06	1.40	1.46	(.08)	(.04)	(.12)	15.36	10.44	7		.47		.37		.80		.39
10/31/13	11.03	.08	3.03	3.11	(.12)	—	(.12)	14.02	28.45	2		.46		.36		.80		.62
10/31/12[6,7]	10.00	— [9]	1.03	1.03	—	—	—	11.03	10.30	—	[8]	.18		.13		.58		.04
Class R-5:
10/31/14	14.06	.15	1.35	1.50	(.10)	(.04)	(.14)	15.42	10.72	1		.20		.10		.53		1.03
10/31/13	11.03	.14	3.01	3.15	(.12)	—	(.12)	14.06	28.84	20		.20		.10		.54		1.12
10/31/12[6,7]	10.00	.03	1.00	1.03	—	—	—	11.03	10.30	9		.09		.04		.49		.24
Class R-6:
10/31/14	14.07	.09	1.41	1.50	(.10)	(.04)	(.14)	15.43	10.75	36		.13		.03		.46		.59
10/31/13	11.03	.07	3.08	3.15	(.11)	—	(.11)	14.07	28.84	4		.15		.05		.49		.52
10/31/12[6,7]	10.00	.05	.98	1.03	—	—	—	11.03	10.30	—	[8]	.12		.07		.52		.46

See page 57 for footnotes.

American Funds Portfolio Series	47

Financial highlights (continued)

Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$12.74	$.28	$1.08	$1.36	$(.29)	$(.01)	$(.30)	$13.80	10.77%	$2,564	.42%	.32%	.69%	2.08%
10/31/13	10.88	.26	1.88	2.14	(.28)	—	(.28)	12.74	20.01	1,394	.43	.33	.70	2.19
10/31/12[6,7]	10.00	.09	.87	.96	(.08)	—	(.08)	10.88	9.63	300	.23	.18	.56	.89
Class B:
10/31/14	12.71	.18	1.06	1.24	(.17)	(.01)	(.18)	13.77	9.88	10	1.23	1.13	1.50	1.33
10/31/13	10.86	.17	1.88	2.05	(.20)	—	(.20)	12.71	19.08	10	1.25	1.15	1.52	1.47
10/31/12[6,7]	10.00	.06	.87	.93	(.07)	—	(.07)	10.86	9.30	4	.55	.50	.88	.59
Class C:
10/31/14	12.69	.17	1.08	1.25	(.19)	(.01)	(.20)	13.74	9.93	491	1.22	1.12	1.49	1.27
10/31/13	10.86	.16	1.88	2.04	(.21)	—	(.21)	12.69	19.03	237	1.22	1.12	1.49	1.36
10/31/12[6,7]	10.00	.06	.87	.93	(.07)	—	(.07)	10.86	9.30	40	.54	.50	.88	.53
Class F-1:
10/31/14	12.74	.27	1.08	1.35	(.28)	(.01)	(.29)	13.80	10.70	63	.49	.39	.76	2.00
10/31/13	10.88	.26	1.88	2.14	(.28)	—	(.28)	12.74	19.98	33	.49	.39	.76	2.16
10/31/12[6,7]	10.00	.08	.88	.96	(.08)	—	(.08)	10.88	9.66	7	.20	.15	.53	.79
Class F-2:
10/31/14	12.75	.30	1.09	1.39	(.31)	(.01)	(.32)	13.82	11.03	73	.23	.13	.50	2.27
10/31/13	10.89	.28	1.88	2.16	(.30)	—	(.30)	12.75	20.22	33	.24	.14	.51	2.31
10/31/12[6,7]	10.00	.11	.87	.98	(.09)	—	(.09)	10.89	9.81	4	.09	.04	.42	1.06
Class 529-A:
10/31/14	12.74	.27	1.07	1.34	(.27)	(.01)	(.28)	13.80	10.67	221	.51	.41	.78	2.00
10/31/13	10.88	.26	1.88	2.14	(.28)	—	(.28)	12.74	19.95	129	.49	.39	.76	2.17
10/31/12[6,7]	10.00	.09	.87	.96	(.08)	—	(.08)	10.88	9.61	36	.26	.22	.60	.84
Class 529-B:
10/31/14	12.71	.16	1.07	1.23	(.16)	(.01)	(.17)	13.77	9.79	2	1.32	1.22	1.59	1.21
10/31/13	10.86	.17	1.87	2.04	(.19)	—	(.19)	12.71	18.99	1	1.34	1.24	1.61	1.45
10/31/12[6,7]	10.00	.06	.86	.92	(.06)	—	(.06)	10.86	9.25	1	.59	.54	.92	.53
Class 529-C:
10/31/14	12.69	.16	1.07	1.23	(.17)	(.01)	(.18)	13.74	9.81	93	1.31	1.21	1.58	1.20
10/31/13	10.86	.16	1.86	2.02	(.19)	—	(.19)	12.69	18.86	56	1.33	1.23	1.60	1.33
10/31/12[6,7]	10.00	.05	.88	.93	(.07)	—	(.07)	10.86	9.29	15	.59	.54	.92	.49
Class 529-E:
10/31/14	12.72	.23	1.08	1.31	(.24)	(.01)	(.25)	13.78	10.42	10	.78	.68	1.05	1.74
10/31/13	10.87	.21	1.89	2.10	(.25)	—	(.25)	12.72	19.61	6	.79	.69	1.06	1.80
10/31/12[6,7]	10.00	.07	.88	.95	(.08)	—	(.08)	10.87	9.52	1	.34	.30	.68	.63
Class 529-F-1:
10/31/14	12.75	.29	1.08	1.37	(.30)	(.01)	(.31)	13.81	10.87	16	.30	.20	.57	2.19
10/31/13	10.89	.29	1.87	2.16	(.30)	—	(.30)	12.75	20.14	10	.32	.22	.59	2.41
10/31/12[6,7]	10.00	.10	.87	.97	(.08)	—	(.08)	10.89	9.78	1	.14	.09	.47	.89

48	American Funds Portfolio Series

Growth and Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$12.70	$.17	$1.07	$1.24	$(.18)	$(.01)	$(.19)	$13.75	9.88%	$7		1.23%		1.13%		1.50%		1.28%
10/31/13	10.86	.16	1.89	2.05	(.21)	—	(.21)	12.70	19.12	4		1.23		1.13		1.50		1.38
10/31/12[6,7]	10.00	.08	.85	.93	(.07)	—	(.07)	10.86	9.28	1		.54		.50		.88		.79
Class R-2:
10/31/14	12.69	.16	1.08	1.24	(.18)	(.01)	(.19)	13.74	9.89	38		1.28		1.18		1.55		1.23
10/31/13	10.86	.14	1.90	2.04	(.21)	—	(.21)	12.69	19.09	18		1.24		1.14		1.51		1.21
10/31/12[6,7]	10.00	.06	.87	.93	(.07)	—	(.07)	10.86	9.38	1		.48		.43		.81		.52
Class R-2E:
10/31/14[6,10]	13.91	.06	(.11)	(.05)	(.06)	—	(.06)	13.80	(.34)	—	[8]	.06	[11]	.04	[11]	.41	[11]	.44	[11]
Class R-3:
10/31/14	12.72	.22	1.08	1.30	(.24)	(.01)	(.25)	13.77	10.31	28		.80		.70		1.07		1.68
10/31/13	10.87	.21	1.89	2.10	(.25)	—	(.25)	12.72	19.67	13		.80		.70		1.07		1.79
10/31/12[6,7]	10.00	.12	.83	.95	(.08)	—	(.08)	10.87	9.52	1		.31		.27		.65		1.09
Class R-4:
10/31/14	12.74	.27	1.08	1.35	(.28)	(.01)	(.29)	13.80	10.75	10		.47		.37		.74		2.00
10/31/13	10.89	.24	1.90	2.14	(.29)	—	(.29)	12.74	19.95	2		.44		.34		.71		1.97
10/31/12[6,7]	10.00	.11	.86	.97	(.08)	—	(.08)	10.89	9.78	—	[8]	.16		.11		.49		1.02
Class R-5:
10/31/14	12.76	.35	1.03	1.38	(.29)	(.01)	(.30)	13.84	10.99	1		.19		.09		.46		2.65
10/31/13	10.89	.30	1.88	2.18	(.31)	—	(.31)	12.76	20.35	20		.18		.08		.45		2.58
10/31/12[6,7]	10.00	.10	.88	.98	(.09)	—	(.09)	10.89	9.81	11		.08		.03		.41		.96
Class R-6:
10/31/14	12.75	.29	1.11	1.40	(.32)	(.01)	(.33)	13.82	11.13	32		.12		.02		.39		2.14
10/31/13	10.89	.27	1.90	2.17	(.31)	—	(.31)	12.75	20.26	1		.14		.04		.41		2.27
10/31/12[6,7]	10.00	.11	.86	.97	(.08)	—	(.08)	10.89	9.78	—	[8]	.14		.10		.48		1.02

See page 57 for footnotes.

American Funds Portfolio Series	49

Financial highlights (continued)

Balanced Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$12.44	$.22	$.88	$1.10	$(.22)	$13.32	8.94%	$1,803		.43%	.33%	.67%	1.67%
10/31/13	10.80	.21	1.64	1.85	(.21)	12.44	17.29	1,010		.45	.35	.69	1.76
10/31/12[6,7]	10.00	.08	.78	.86	(.06)	10.80	8.62	239		.23	.18	.53	.73
Class B:
10/31/14	12.41	.12	.88	1.00	(.12)	13.29	8.08	7		1.23	1.13	1.47	.92
10/31/13	10.78	.12	1.63	1.75	(.12)	12.41	16.38	7		1.25	1.15	1.49	1.03
10/31/12[6,7]	10.00	.04	.79	.83	(.05)	10.78	8.29	3		.55	.50	.85	.37
Class C:
10/31/14	12.39	.11	.89	1.00	(.13)	13.26	8.11	416		1.22	1.12	1.46	.86
10/31/13	10.78	.11	1.64	1.75	(.14)	12.39	16.32	197		1.23	1.13	1.47	.96
10/31/12[6,7]	10.00	.04	.79	.83	(.05)	10.78	8.30	40		.54	.50	.85	.37
Class F-1:
10/31/14	12.43	.21	.89	1.10	(.21)	13.32	8.94	62		.49	.39	.73	1.63
10/31/13	10.80	.19	1.65	1.84	(.21)	12.43	17.20	40		.50	.40	.74	1.61
10/31/12[6,7]	10.00	.08	.78	.86	(.06)	10.80	8.64	4		.19	.15	.50	.79
Class F-2:
10/31/14	12.45	.24	.89	1.13	(.25)	13.33	9.11	64		.23	.13	.47	1.84
10/31/13	10.81	.23	1.64	1.87	(.23)	12.45	17.51	29		.25	.15	.49	1.96
10/31/12[6,7]	10.00	.09	.79	.88	(.07)	10.81	8.80	6		.09	.04	.39	.88
Class 529-A:
10/31/14	12.43	.21	.89	1.10	(.21)	13.32	8.92	144		.52	.42	.76	1.59
10/31/13	10.79	.21	1.63	1.84	(.20)	12.43	17.27	90		.49	.39	.73	1.77
10/31/12[6,7]	10.00	.07	.78	.85	(.06)	10.79	8.51	34		.27	.23	.58	.66
Class 529-B:
10/31/14	12.41	.11	.87	.98	(.10)	13.29	7.96	1		1.32	1.22	1.56	.87
10/31/13	10.78	.11	1.63	1.74	(.11)	12.41	16.23	1		1.34	1.24	1.58	.91
10/31/12[6,7]	10.00	.04	.78	.82	(.04)	10.78	8.25	—	[8]	.59	.54	.89	.38
Class 529-C:
10/31/14	12.40	.10	.89	.99	(.12)	13.27	7.98	75		1.31	1.21	1.55	.78
10/31/13	10.78	.11	1.63	1.74	(.12)	12.40	16.26	44		1.33	1.23	1.57	.91
10/31/12[6,7]	10.00	.04	.78	.82	(.04)	10.78	8.25	14		.59	.55	.90	.33
Class 529-E:
10/31/14	12.42	.17	.89	1.06	(.18)	13.30	8.56	5		.78	.68	1.02	1.31
10/31/13	10.79	.17	1.63	1.80	(.17)	12.42	16.89	3		.80	.70	1.04	1.44
10/31/12[6,7]	10.00	.06	.79	.85	(.06)	10.79	8.49	1		.35	.30	.65	.61
Class 529-F-1:
10/31/14	12.44	.24	.89	1.13	(.24)	13.33	9.12	12		.30	.20	.54	1.83
10/31/13	10.80	.24	1.62	1.86	(.22)	12.44	17.45	9		.32	.22	.56	2.03
10/31/12[6,7]	10.00	.09	.77	.86	(.06)	10.80	8.67	1		.14	.09	.44	.85

50	American Funds Portfolio Series

Balanced Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$12.40	$.12	$.87	$.99	$(.12)	$13.27	8.06%	$7		1.23%		1.13%		1.47%		.89%
10/31/13	10.78	.11	1.64	1.75	(.13)	12.40	16.40	4		1.24		1.14		1.48		.95
10/31/12[6,7]	10.00	.04	.79	.83	(.05)	10.78	8.32	1		.55		.50		.85		.36
Class R-2:
10/31/14	12.40	.10	.89	.99	(.12)	13.27	8.04	36		1.28		1.18		1.52		.79
10/31/13	10.79	.11	1.64	1.75	(.14)	12.40	16.33	15		1.25		1.15		1.49		.90
10/31/12[6,7]	10.00	.04	.81	.85	(.06)	10.79	8.50	3		.48		.44		.79		.40
Class R-2E:
10/31/14[6,10]	13.37	.04	(.05)	(.01)	(.05)	13.31	(.10)	—	[8]	.06	[11]	.04	[11]	.38	[11]	.31	[11]
Class R-3:
10/31/14	12.42	.16	.90	1.06	(.18)	13.30	8.56	35		.81		.71		1.05		1.27
10/31/13	10.79	.16	1.64	1.80	(.17)	12.42	16.86	18		.80		.70		1.04		1.36
10/31/12[6,7]	10.00	.10	.75	.85	(.06)	10.79	8.53	5		.31		.26		.61		.89
Class R-4:
10/31/14	12.44	.21	.89	1.10	(.22)	13.32	8.88	40		.47		.37		.71		1.61
10/31/13	10.80	.20	1.65	1.85	(.21)	12.44	17.33	24		.43		.33		.67		1.71
10/31/12[6,7]	10.00	.10	.76	.86	(.06)	10.80	8.61	1		.20		.15		.50		.92
Class R-5:
10/31/14	12.45	.27	.87	1.14	(.25)	13.34	9.24	9		.19		.09		.43		2.06
10/31/13	10.81	.24	1.63	1.87	(.23)	12.45	17.56	15		.18		.08		.42		2.06
10/31/12[6,7]	10.00	.09	.79	.88	(.07)	10.81	8.80	7		.08		.03		.38		.83
Class R-6:
10/31/14	12.45	.25	.90	1.15	(.26)	13.34	9.29	39		.13		.03		.37		1.89
10/31/13	10.81	.24	1.64	1.88	(.24)	12.45	17.57	10		.14		.04		.38		2.01
10/31/12[6,7]	10.00	.10	.77	.87	(.06)	10.81	8.77	—	[8]	.13		.08		.43		.93

See page 57 for footnotes.

American Funds Portfolio Series	51

Financial highlights (continued)

Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$11.46	$.37	$.53	$.90	$(.37)	$(.01)	$(.38)	$11.98	7.94%	$1,766		.45%	.35%	.66%	3.18%
10/31/13	10.57	.36	.90	1.26	(.37)	—	(.37)	11.46	12.19	1,067		.48	.38	.68	3.28
10/31/12[6,7]	10.00	.16	.52	.68	(.11)	—	(.11)	10.57	6.84	307		.23	.18	.49	1.54
Class B:
10/31/14	11.43	.28	.53	.81	(.27)	(.01)	(.28)	11.96	7.17	6		1.23	1.13	1.44	2.40
10/31/13	10.55	.28	.90	1.18	(.30)	—	(.30)	11.43	11.35	6		1.25	1.15	1.45	2.51
10/31/12[6,7]	10.00	.13	.51	.64	(.09)	—	(.09)	10.55	6.47	2		.55	.50	.81	1.26
Class C:
10/31/14	11.41	.28	.54	.82	(.29)	(.01)	(.30)	11.93	7.19	381		1.22	1.12	1.43	2.41
10/31/13	10.54	.28	.90	1.18	(.31)	—	(.31)	11.41	11.35	214		1.23	1.13	1.43	2.51
10/31/12[6,7]	10.00	.12	.52	.64	(.10)	—	(.10)	10.54	6.41	58		.54	.50	.81	1.20
Class F-1:
10/31/14	11.46	.37	.53	.90	(.36)	(.01)	(.37)	11.99	7.97	62		.49	.39	.70	3.15
10/31/13	10.57	.37	.89	1.26	(.37)	—	(.37)	11.46	12.17	42		.51	.41	.71	3.31
10/31/12[6,7]	10.00	.16	.52	.68	(.11)	—	(.11)	10.57	6.85	18		.20	.16	.47	1.50
Class F-2:
10/31/14	11.46	.40	.54	.94	(.39)	(.01)	(.40)	12.00	8.32	59		.23	.13	.44	3.39
10/31/13	10.57	.39	.90	1.29	(.40)	—	(.40)	11.46	12.44	36		.25	.15	.45	3.50
10/31/12[6,7]	10.00	.17	.52	.69	(.12)	—	(.12)	10.57	6.90	10		.09	.04	.35	1.61
Class 529-A:
10/31/14	11.45	.36	.54	.90	(.36)	(.01)	(.37)	11.98	7.94	62		.53	.43	.74	3.11
10/31/13	10.56	.35	.91	1.26	(.37)	—	(.37)	11.45	12.14	39		.55	.45	.75	3.20
10/31/12[6,7]	10.00	.16	.51	.67	(.11)	—	(.11)	10.56	6.72	13		.25	.20	.51	1.56
Class 529-B:
10/31/14	11.43	.27	.54	.81	(.27)	(.01)	(.28)	11.96	7.10	1		1.32	1.22	1.53	2.34
10/31/13	10.55	.27	.90	1.17	(.29)	—	(.29)	11.43	11.23	1		1.34	1.24	1.54	2.45
10/31/12[6,7]	10.00	.12	.53	.65	(.10)	—	(.10)	10.55	6.50	—	[8]	.58	.53	.84	1.12
Class 529-C:
10/31/14	11.41	.27	.53	.80	(.27)	(.01)	(.28)	11.93	7.06	40		1.31	1.21	1.52	2.33
10/31/13	10.54	.27	.89	1.16	(.29)	—	(.29)	11.41	11.23	29		1.33	1.23	1.53	2.42
10/31/12[6,7]	10.00	.13	.51	.64	(.10)	—	(.10)	10.54	6.41	9		.59	.54	.85	1.20
Class 529-E:
10/31/14	11.44	.34	.53	.87	(.33)	(.01)	(.34)	11.97	7.70	5		.78	.68	.99	2.86
10/31/13	10.56	.33	.89	1.22	(.34)	—	(.34)	11.44	11.80	3		.80	.70	1.00	2.98
10/31/12[6,7]	10.00	.15	.52	.67	(.11)	—	(.11)	10.56	6.69	1		.35	.30	.61	1.47
Class 529-F-1:
10/31/14	11.46	.40	.52	.92	(.38)	(.01)	(.39)	11.99	8.16	4		.30	.20	.51	3.36
10/31/13	10.57	.39	.89	1.28	(.39)	—	(.39)	11.46	12.36	2		.33	.23	.53	3.54
10/31/12[6,7]	10.00	.17	.52	.69	(.12)	—	(.12)	10.57	6.89	—	[8]	.14	.09	.40	1.63

52	American Funds Portfolio Series

Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$11.42	$.27	$.55	$.82	$(.29)	$(.01)	$(.30)	$11.94	7.20%	$2		1.23%		1.13%		1.44%		2.34%
10/31/13	10.55	.28	.90	1.18	(.31)	—	(.31)	11.42	11.36	1		1.23		1.13		1.43		2.57
10/31/12[6,7]	10.00	.17	.49	.66	(.11)	—	(.11)	10.55	6.59	—	[8]	.48		.43		.74		1.63
Class R-2:
10/31/14	11.42	.27	.54	.81	(.28)	(.01)	(.29)	11.94	7.10	15		1.29		1.19		1.50		2.35
10/31/13	10.56	.27	.90	1.17	(.31)	—	(.31)	11.42	11.26	10		1.25		1.15		1.45		2.44
10/31/12[6,7]	10.00	.13	.53	.66	(.10)	—	(.10)	10.56	6.67	2		.50		.45		.76		1.28
Class R-2E:
10/31/14[6,10]	12.07	.08	(.07)	.01	(.10)	—	(.10)	11.98	.07	—	[8]	.06	[11]	.04	[11]	.35	[11]	.69	[11]
Class R-3:
10/31/14	11.45	.33	.53	.86	(.33)	(.01)	(.34)	11.97	7.58	11		.81		.71		1.02		2.84
10/31/13	10.56	.31	.92	1.23	(.34)	—	(.34)	11.45	11.86	6		.81		.71		1.01		2.83
10/31/12[6,7]	10.00	.19	.48	.67	(.11)	—	(.11)	10.56	6.75	2		.31		.26		.57		1.85
Class R-4:
10/31/14	11.46	.36	.55	.91	(.37)	(.01)	(.38)	11.99	7.99	10		.47		.37		.68		3.05
10/31/13	10.57	.37	.90	1.27	(.38)	—	(.38)	11.46	12.24	6		.45		.35		.65		3.37
10/31/12[6,7]	10.00	.23	.46	.69	(.12)	—	(.12)	10.57	6.89	1		.18		.14		.45		2.21
Class R-5:
10/31/14	11.47	.42	.51	.93	(.39)	(.01)	(.40)	12.00	8.24	2		.19		.09		.40		3.58
10/31/13	10.57	.39	.91	1.30	(.40)	—	(.40)	11.47	12.58	9		.19		.09		.39		3.54
10/31/12[6,7]	10.00	.17	.52	.69	(.12)	—	(.12)	10.57	6.91	5		.08		.03		.34		1.68
Class R-6:
10/31/14	11.47	.41	.53	.94	(.40)	(.01)	(.41)	12.00	8.33	12		.13		.03		.34		3.48
10/31/13	10.57	.37	.93	1.30	(.40)	—	(.40)	11.47	12.57	2		.13		.03		.33		3.29
10/31/12[6,7]	10.00	.19	.50	.69	(.12)	—	(.12)	10.57	6.89	—	[8]	.14		.09		.40		1.79

See page 57 for footnotes.

American Funds Portfolio Series	53

Financial highlights (continued)

Tax-Advantaged Income Portfolio

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$11.54	$.34	$.94	$1.28	$(.34)	$—	$(.34)	$12.48	11.25%	$413		.54%	.44%	.81%	2.85%
10/31/13	10.66	.33	.86	1.19	(.30)	(.01)	(.31)	11.54	11.28	220		.55	.45	.82	2.93
10/31/12[6,7]	10.00	.15	.62	.77	(.11)	—	(.11)	10.66	7.73	66		.24	.19	.55	1.45
Class B:
10/31/14	11.52	.26	.94	1.20	(.25)	—	(.25)	12.47	10.55	—	[8]	1.25	1.15	1.52	2.16
10/31/13	10.66	.25	.85	1.10	(.23)	(.01)	(.24)	11.52	10.38	—	[8]	1.28	1.18	1.55	2.24
10/31/12[6,7]	10.00	.12	.63	.75	(.09)	—	(.09)	10.66	7.51	—	[8]	.52	.48	.84	1.20
Class C:
10/31/14	11.50	.26	.93	1.19	(.26)	—	(.26)	12.43	10.49	60		1.24	1.14	1.51	2.14
10/31/13	10.64	.25	.85	1.10	(.23)	(.01)	(.24)	11.50	10.45	27		1.27	1.17	1.54	2.21
10/31/12[6,7]	10.00	.11	.63	.74	(.10)	—	(.10)	10.64	7.43	8		.55	.50	.86	1.01
Class F-1:
10/31/14	11.54	.35	.93	1.28	(.34)	—	(.34)	12.48	11.25	16		.51	.41	.78	2.91
10/31/13	10.66	.33	.86	1.19	(.30)	(.01)	(.31)	11.54	11.31	11		.53	.43	.80	2.92
10/31/12[6,7]	10.00	.14	.63	.77	(.11)	—	(.11)	10.66	7.79	3		.19	.15	.51	1.30
Class F-2:
10/31/14	11.54	.37	.96	1.33	(.37)	—	(.37)	12.50	11.71	18		.24	.14	.51	3.09
10/31/13	10.67	.36	.85	1.21	(.33)	(.01)	(.34)	11.54	11.46	6		.28	.18	.55	3.21
10/31/12[6,7]	10.00	.15	.64	.79	(.12)	—	(.12)	10.67	7.92	1		.10	.05	.41	1.48

54	American Funds Portfolio Series

Preservation Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$9.91	$.10	$.04	$.14	$(.10)	$9.95	1.44%	$436		.50%	.39%	.69%	1.01%
10/31/13	10.08	.11	(.17)	(.06)	(.11)	9.91	(.59)	333		.53	.41	.71	1.13
10/31/12[6,7]	10.00	.06	.07	.13	(.05)	10.08	1.26	163		.23	.19	.50	.60
Class B:
10/31/14	9.91	.03	.03	.06	(.02)	9.95	.64	2		1.26	1.15	1.45	.28
10/31/13	10.08	.04	(.17)	(.13)	(.04)	9.91	(1.32)	2		1.28	1.17	1.47	.38
10/31/12[6,7]	10.00	.03	.07	.10	(.02)	10.08	.97	2		.55	.51	.82	.28
Class C:
10/31/14	9.90	.03	.04	.07	(.03)	9.94	.68	93		1.25	1.14	1.44	.27
10/31/13	10.07	.04	(.17)	(.13)	(.04)	9.90	(1.29)	67		1.27	1.15	1.45	.39
10/31/12[6,7]	10.00	.03	.06	.09	(.02)	10.07	.93	33		.55	.50	.81	.28
Class F-1:
10/31/14	9.91	.10	.05	.15	(.10)	9.96	1.51	9		.51	.41	.71	1.00
10/31/13	10.08	.11	(.17)	(.06)	(.11)	9.91	(.61)	6		.54	.42	.72	1.13
10/31/12[6,7]	10.00	.06	.07	.13	(.05)	10.08	1.33	7		.20	.15	.46	.63
Class F-2:
10/31/14	9.91	.12	.04	.16	(.12)	9.95	1.67	12		.25	.15	.45	1.25
10/31/13	10.08	.14	(.17)	(.03)	(.14)	9.91	(.34)	6		.28	.17	.47	1.37
10/31/12[6,7]	10.00	.07	.07	.14	(.06)	10.08	1.40	3		.10	.05	.36	.74
Class 529-A:
10/31/14	9.91	.09	.04	.13	(.09)	9.95	1.36	44		.56	.45	.75	.96
10/31/13	10.08	.11	(.17)	(.06)	(.11)	9.91	(.61)	33		.56	.44	.74	1.09
10/31/12[6,7]	10.00	.06	.06	.12	(.04)	10.08	1.25	17		.26	.22	.53	.57
Class 529-B:
10/31/14	9.92	.02	.04	.06	(.02)	9.96	.56	—	[8]	1.34	1.23	1.53	.20
10/31/13	10.08	.03	(.16)	(.13)	(.03)	9.92	(1.33)	—	[8]	1.38	1.26	1.56	.29
10/31/12[6,7]	10.00	.02	.07	.09	(.01)	10.08	.89	1		.59	.55	.86	.25
Class 529-C:
10/31/14	9.91	.02	.04	.06	(.02)	9.95	.60	22		1.34	1.23	1.53	.18
10/31/13	10.08	.03	(.17)	(.14)	(.03)	9.91	(1.38)	17		1.37	1.25	1.55	.29
10/31/12[6,7]	10.00	.02	.07	.09	(.01)	10.08	.93	9		.60	.55	.86	.24
Class 529-E:
10/31/14	9.91	.07	.04	.11	(.07)	9.95	1.12	2		.80	.70	1.00	.71
10/31/13	10.07	.08	(.16)	(.08)	(.08)	9.91	(.78)	2		.83	.71	1.01	.83
10/31/12[6,7]	10.00	.05	.06	.11	(.04)	10.07	1.13	1		.35	.31	.62	.47
Class 529-F-1:
10/31/14	9.91	.12	.04	.16	(.12)	9.95	1.59	8		.33	.22	.52	1.18
10/31/13	10.08	.13	(.17)	(.04)	(.13)	9.91	(.40)	6		.35	.24	.54	1.28
10/31/12[6,7]	10.00	.07	.07	.14	(.06)	10.08	1.37	1		.14	.10	.41	.68

See page 57 for footnotes.

American Funds Portfolio Series	55

Financial highlights (continued)

Preservation Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-1:
10/31/14	$9.91	$.02	$.05	$.07	$(.03)	$9.95	.66%	$1		1.26%		1.15%		1.45%		.25%
10/31/13	10.08	.04	(.17)	(.13)	(.04)	9.91	(1.32)	1		1.27		1.15		1.45		.39
10/31/12[6,7]	10.00	.03	.10	.13	(.05)	10.08	1.30	—	[8]	.45		.41		.72		.35
Class R-2:
10/31/14	9.90	.02	.04	.06	(.02)	9.94	.62	8		1.33		1.22		1.52		.19
10/31/13	10.07	.04	(.17)	(.13)	(.04)	9.90	(1.30)	6		1.29		1.17		1.47		.36
10/31/12[6,7]	10.00	.03	.08	.11	(.04)	10.07	1.11	1		.47		.42		.73		.33
Class R-2E:
10/31/14[6,10]	9.96	.02	— [9]	.02	(.02)	9.96	.16	—	[8]	.06	[11]	.04	[11]	.34	[11]	.17	[11]
Class R-3:
10/31/14	9.91	.07	.04	.11	(.07)	9.95	1.09	7		.84		.73		1.03		.67
10/31/13	10.08	.08	(.17)	(.09)	(.08)	9.91	(.85)	5		.83		.72		1.02		.80
10/31/12[6,7]	10.00	.05	.07	.12	(.04)	10.08	1.19	—	[8]	.33		.29		.60		.51
Class R-4:
10/31/14	9.92	.10	.04	.14	(.10)	9.96	1.43	3		.49		.39		.69		1.03
10/31/13	10.08	.12	(.17)	(.05)	(.11)	9.92	(.45)	1		.49		.38		.68		1.16
10/31/12[6,7]	10.00	.06	.08	.14	(.06)	10.08	1.36	—	[8]	.17		.13		.44		.63
Class R-5:
10/31/14	9.91	.14	.04	.18	(.13)	9.96	1.78	1		.22		.11		.41		1.35
10/31/13	10.08	.14	(.17)	(.03)	(.14)	9.91	(.28)	4		.22		.10		.40		1.44
10/31/12[6,7]	10.00	.07	.07	.14	(.06)	10.08	1.42	3		.08		.04		.35		.75
Class R-6:
10/31/14	9.91	.13	.05	.18	(.13)	9.96	1.76	6		.14		.04		.34		1.31
10/31/13	10.08	.15	(.18)	(.03)	(.14)	9.91	(.16)	—	[8]	.20		.08		.38		1.45
10/31/12[6,7]	10.00	.07	.06	.13	(.05)	10.08	1.34	—	[8]	.13		.08		.39		.72

56	American Funds Portfolio Series

Tax-Exempt Preservation Portfolio

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]	Ratio of expenses to average net assets after reimbursements/ waivers[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Class A:
10/31/14	$9.81	$.26	$.18	$.44	$(.26)	$9.99	4.50%	$159		.56%	.44%	.75%	2.59%
10/31/13	10.11	.25	(.30)	(.05)	(.25)	9.81	(.48)	123		.58	.45	.76	2.54
10/31/12[6,7]	10.00	.12	.09	.21	(.10)	10.11	2.10	72		.24	.19	.50	1.22
Class B:
10/31/14	9.82	.19	.17	.36	(.18)	10.00	3.74	—	[8]	1.27	1.15	1.46	1.91
10/31/13	10.12	.18	(.30)	(.12)	(.18)	9.82	(1.21)	—	[8]	1.29	1.16	1.47	1.83
10/31/12[6,7]	10.00	.09	.09	.18	(.06)	10.12	1.84	—	[8]	.53	.49	.80	.92
Class C:
10/31/14	9.80	.19	.18	.37	(.19)	9.98	3.79	42		1.26	1.14	1.45	1.90
10/31/13	10.10	.18	(.30)	(.12)	(.18)	9.80	(1.17)	39		1.28	1.15	1.46	1.85
10/31/12[6,7]	10.00	.09	.09	.18	(.08)	10.10	1.77	22		.55	.51	.82	.89
Class F-1:
10/31/14	9.81	.26	.18	.44	(.26)	9.99	4.54	4		.52	.40	.71	2.64
10/31/13	10.11	.26	(.31)	(.05)	(.25)	9.81	(.49)	5		.56	.42	.73	2.56
10/31/12[6,7]	10.00	.12	.09	.21	(.10)	10.11	2.13	9		.20	.16	.47	1.24
Class F-2:
10/31/14	9.81	.29	.18	.47	(.29)	9.99	4.81	11		.26	.15	.46	2.89
10/31/13	10.11	.28	(.30)	(.02)	(.28)	9.81	(.22)	8		.30	.16	.47	2.82
10/31/12[6,7]	10.00	.13	.09	.22	(.11)	10.11	2.25	12		.10	.05	.36	1.34

	Period ended October 31
Portfolio turnover rate for all share classes	2014		2013		2012[6,7,12]
Global Growth Portfolio	—%[13]		—%[13]		40%
Growth Portfolio	—	[13]	—	[13]	24
Growth and Income Portfolio	—	[13]	—	[13]	7
Balanced Portfolio	—	[13]	—	[13]	9
Income Portfolio	—	[13]	—	[13]	7
Tax-Advantaged Income Portfolio	1		2	[12]	45
Preservation Portfolio	5		11	[12]	16
Tax-Exempt Preservation Portfolio	14		28	[12]	36

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. During the periods shown, CRMC also reimbursed other fees and expenses for Preservation Portfolio and Tax-Exempt Preservation Portfolio.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See pages 60 to 68 for further information regarding fees and expenses.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period May 18, 2012, commencement of operations, through October 31, 2012.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[12]	Portfolio turnover rates reflect the redemption (or removal) of CRMC’s initial capital investment, without which the portfolio turnover rates would have been lower.
[13]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds Portfolio Series	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the American Funds Portfolio Series:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of the American Funds Portfolio Series comprising the American Funds Global Growth Portfolio, American Funds Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Balanced Portfolio, American Funds Income Portfolio, American Funds Tax-Advantaged Income Portfolio, American Funds Preservation Portfolio and American Funds Tax-Exempt Preservation Portfolio (the “Series”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the American Funds Portfolio Series as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 12, 2014

American Funds Portfolio Series

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-22656 and 1933 Act No. 333-178936)

(a)	Articles of Incorporation – Certificate of Trust dated 1/4/12 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); Amended and Restated Agreement and Declaration of Trust dated 12/5/12 – previously filed (see P/E Amendment No. 2 filed 12/31/12); and Certificate of Establishment and Designation of Class R-2E Shares – previously filed (see P/E Amendment No. 6 filed 8/28/14)

(b)	By-laws – By-laws – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Investment Advisory and Service Agreement dated 3/20/12 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 8/29/14 – previously filed (see P/E Amendment No. 6 filed 8/28/14); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 6 filed 8/28/14); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 6 filed 8/28/14); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 6 filed 8/28/14); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 6 filed 8/28/14)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 3/21/13 – previously filed (see P/E Amendment No. 4 filed 12/31/13)

(g)	Custodian Agreements – Global Custody Agreement dated 12/21/06 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12)

(h)	Other Material Contracts – Indemnification Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); Amended and Restated Shareholder Services Agreement dated 8/29/14 – previously filed (see P/E Amendment No. 6 filed 8/28/14); and Amended and Restated Administrative Services Agreement dated 8/291/4 – previously filed (see P/E Amendment No. 6 filed 8/28/14)

(i)	Legal Opinion – Legal Opinion – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12; and P/E Amendment No. 6 filed 8/28/14)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)        Omitted financial statements – None

(l)	Initial capital agreements – Initial capital agreement – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12)

(m)	Rule 12b-1 Plan – Plans of Distributions for Class A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 3/20/12 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); and Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 6 filed 8/28/14)

(n)	Rule 18f-3 Plan – Multiple Class Plan dated 3/20/12 – previously filed (see Pre-Effective Amendment No. 2 filed 3/23/12); and Amended and Restated Multiple Class Plan dated 8/29/14 – previously filed (see P/E Amendment No. 6 filed 8/28/14)

(o)        Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated September 2014; and Code of Ethics for Registrant

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31. Business and Other Connections of the Investment Adviser

None

Item 32. Principal Underwriters

(a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global High-Income Opportunities Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund; American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
IRV	Laurie M. Allen	Director and Senior Vice President	None
LAO	William C. Anderson	Director, Senior Vice President and Director of Investment Services	None

LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brad A. Barrett	Director	None
IRV	Carl R. Bauer	Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Director and Senior Vice President	None
LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	William P. Brady	Director and Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	Mickey L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None
SNO	Susan H. Campbell	Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Craig L. Castner	Regional Vice President	None

LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Becky C. Chao	Assistant Vice President	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Kevin G. Clifford	Director, Chairman, President and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles H. Cote	Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Katherine Randall Danella	Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Shane L. Davis	Regional Vice President	None

LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael J. Downer	Director	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Craig Duglin	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Alan J. Dumas	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None

LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	David R. Ford	Regional Vice President	None
SFO	Cheryl E. Frank	Director	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Vanda S. Freesman	Assistant Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Assistant Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Regional Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None

LAO	William F. Gilmartin	Regional Vice President	None
LAO	Robert E. Greeley, Jr.	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
IRV	Steven Guida	Director and Senior Vice President	None
IRV	DeAnn C. Haley	Assistant Vice President	None
IND	Thomas P. Halloran	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Vice President	None
LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	David F. Holstein	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi B. Horwitz-Marcus	Director and Senior Vice President	None

LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	Jeffrey K. Hunkins	Regional Vice President	None
LAO	Marc G. Ialeggio	Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Brendan M. Jonland	Regional Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Marc J. Kaplan	Vice President	None
LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Christopher W. Kilroy	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Mark Kistler	Vice President	None
LAO	Jeffrey G. Klepacki	Senior Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
SNO	David D. Kuncho	Assistant Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura E. Lavery	Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None
LAO	Matthew N. Leeper	Regional Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Donald S. MacQuattie, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Mark A. Marinella	Senior Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Dana C. McCollum	Vice President	None

LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	William C. Miller, Jr.	Senior Vice President	None
LAO	William T. Mills	Vice President	None
LAO	Sean C. Minor	Regional Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven A. Moreno	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Marc E. Nabi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Regional Vice President	None

LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and Executive Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Assistant Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Regional Vice President	None
LAO	Rodney Dean Parker II	Regional Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None

IND	Mary E. Phillips	Assistant Vice President	None
LAO	Joseph M. Piccolo	Regional Vice President	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
SNO	Richard P. Prior	Senior Vice President	None
LAO	Steven J. Quagrello	Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Suzette M. Rothberg	Senior Vice President	None
LAO	James F. Rothenberg	Director	None

LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Regional Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
LAO	Matthew T. Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None

LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
NYO	Andrew B. Suzman	Director	Senior Vice President
LAO	Gary J. Thoma	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynrthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
SNO	Cindy T. Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None

LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
DCO	Bradley J. Vogt	Director	Vice Chairman
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Regional Vice President	None
LAO	N. Dexter Williams	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven C. Wilson	Vice President	None
LAO	Steven Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None

LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c) None

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 14636 North Scottsdale Road, Scottsdale, Arizona 85254; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34. Management Services

None

Item 35. Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 29th day of December, 2014.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Walter R. Burkley

(Walter R. Burkley, President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 29, 2014, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Walter R. Burkley (Walter R. Burkley)	President

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Gregory F. Niland (Gregory F. Niland)	Treasurer

(3)	Trustees:
	William H. Baribault*	Trustee
	James G. Ellis*	Trustee
	Leonard R. Fuller*	Trustee
	R. Clark Hooper*	Chairman of the Board (Independent and Non-Executive)
	Merit E. Janow*	Trustee
	Laurel B. Mitchell*	Trustee
	Frank M. Sanchez*	Trustee
	Margaret Spellings*	Trustee
	Steadman Upham*	Trustee
	Bradley J. Vogt*	Vice Chairman
*By: /s/ Steven I. Koszalka
(Steven I. Koszalka, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Liliane Corzo

(Liliane Corzo, Counsel)

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Yorba Linda, CA, this 7th day of October, 2014.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of October, 2014.

(City, State)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Leonard R. Fuller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Marina del Rey, CA, this 12th day of October, 2014.

(City, State)

/s/ Leonard R. Fuller

Leonard R. Fuller, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Bryn Mawr, PA, this 4th day of October, 2014.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 6th day of October, 2014.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Laurel B. Mitchell, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Pasadena, CA, this 3rd day of October, 2014.

(City, State)

/s/ Laurel B. Mitchell

Laurel B. Mitchell, Board member

POWER OF ATTORNEY

I, Frank M. Sanchez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 4th day of October, 2014.

(City, State)

/s/ Frank M. Sanchez

Frank M. Sanchez, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Dallas, TX, this 3rd day of October, 2014.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Steadman Upham, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Tulsa OK, this 3rd day of October, 2014.

(City, State)

/s/ Steadman Upham

Steadman Upham, Board member

POWER OF ATTORNEY

I, Bradley J. Vogt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr. Viviane T. Russo	Karl C. Grauman Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 9th day of October, 2014.

(City, State)

/s/ Bradley J. Vogt

Bradley J. Vogt, Board member